AS FILED WITH THE SEC ON _________________ .          REGISTRATION NO. 33-20000

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM S-6
                         POST-EFFECTIVE AMENDMENT NO. 22


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

                               -----------------

                             THE PRUDENTIAL VARIABLE
                               APPRECIABLE ACCOUNT
                              (Exact Name of Trust)

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               (Name of Depositor)

                                751 BROAD STREET
                          NEWARK, NEW JERSEY 07102-3777
                                 (800) 778-2255
          (Address and telephone number of principal executive offices)
                               -----------------
                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                751 BROAD STREET
                          NEWARK, NEW JERSEY 07102-3777
                     (Name and address of agent for service)
                               -----------------
                                    Copy to:
                                JEFFREY C. MARTIN
                                 SHEA & GARDNER
                         1800 MASSACHUSETTS AVENUE, N.W.
                             WASHINGTON, D.C. 20036
                               -----------------
It is proposed that this filing will become effective (check appropriate space):

|_| immediately upon filing pursuant to paragraph (b) of Rule 485


|X| on May 1, 2000 pursuant to paragraph (b) of Rule 485
         (date)


|_| 60 days after filing pursuant to paragraph (a) of Rule 485

|_| on____________________pursuant to paragraph (a) of Rule 485
          (date)

                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY FORM N-8B-2)

   N-8B-2 ITEM NUMBER   LOCATION
   ------------------   --------

           1.           Cover Page

           2.           Cover Page

           3.           Not Applicable

           4.           Sale of the Contract and Sales Commissions

           5.           The Prudential Variable Appreciable Account

           6.           The Prudential Variable Appreciable Account

           7.           Not Applicable

           8.           Not Applicable

           9.           Litigation

          10. Introduction and Summary; Short-Term Cancellation Right, or --Free Look"; Contract Forms; Premiums; Contract Date; Allocation of Premiums; Transfers; Contract Fees and Charges; How the Contract Fund Changes with Investment Experience; How a Contract's Death Benefit Will Vary; Surrender of a Contract; Lapse and Reinstatement; When Proceeds are Paid; Other General Contract Provisions; Voting Rights; Withdrawal of Excess Cash Surrender Value; Increases in Face Amount; Decreases in Face Amount; Riders; The Prudential Series Fund, Inc.

          11. Introduction and Summary; The Prudential Variable Appreciable Account

          12. Cover Page; Introduction and Summary; The Prudential Series Fund, Inc.; Sale of the Contract and Sales Commissions

          13. Introduction and Summary; The Prudential Series Fund, Inc.; Contract Fees and Charges; Reduction of Charges for Concurrent Sales to Several Individuals; Sale of the Contract and Sales Commissions

          14.           Introduction and Summary; Requirements for Issuance of a
                        Contract

          15.           Introduction and Summary; Allocation of Premiums;
                        Transfers; Dollar Cost Averaging; Fixed-Rate Option; General Information about Prudential, The Prudential Variable Appreciable Account, and the Variable Investment Options Available under the Account.

          16.           Introduction and Summary; Detailed Information About the
                        Contract

   N-8B-2 ITEM NUMBER   LOCATION
   ------------------   --------

          17.           Surrender of a Contract; When Proceeds are Paid

          18.           The Prudential Variable Appreciable Account

          19.           Reports to Contract Owners

          20.           Not Applicable

          21.           Contract Loans

          22.           Not Applicable

          23.           Not Applicable

          24.           Other General Contract Provisions

          25.           Introduction and Summary

          26.           Introduction and Summary; Contract Fees and Charges

          27. The Prudential Insurance Company of America; The Prudential Series Fund, Inc.

          28. The Prudential Insurance Company of America; Directors and Officers

          29.           The Prudential Insurance Company of America

          30.           Not Applicable

          31.           Not Applicable

          32.           Not Applicable

          33.           Not Applicable

          34.           Not Applicable

          35.           The Prudential Insurance Company of America

          36.           Not Applicable

          37.           Not Applicable

          38.           Sale of the Contract and Sales Commissions

          39.           Sale of the Contract and Sales Commissions

          40.           Not Applicable

          41.           Sale of the Contract and Sales Commissions

          42.           Not Applicable

          43.           Not Applicable

          44. Introduction and Summary; The Prudential Series Fund, Inc.; How the Contract Fund Changes With Investment Experience; How a Contract's Death Benefit Will Vary

   N-8B-2 ITEM NUMBER   LOCATION
   ------------------   --------

          45.           Not Applicable

          46. Introduction and Summary; The Prudential Variable Appreciable Account; The Prudential Series Fund, Inc.

          47. The Prudential Variable Appreciable Account; The Prudential Series Fund, Inc.

          48.           Not Applicable

          49.           Not Applicable

          50.           Not Applicable

          51.           Not Applicable

          52.           Substitution of Series Fund Shares

          53.           Tax Treatment of Contract Benefits

          54.           Not Applicable

          55.           Not Applicable

          56.           Not Applicable

          57.           Not Applicable

          58.           Not Applicable

          59. Financial Statements; Financial Statements of The Variable Appreciable Life Subaccounts of The
                        Prudential Variable Appreciable Account; Consolidated Financial Statements of The Prudential Insurance Company of America and its subsidiaries

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

                                  PRUDENTIAL'S
                           VARIABLE APPRECIABLE LIFE(R)
                                    INSURANCE

                                   PROSPECTUS

                                 THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT


                                   MAY 1, 2000


                                                               [GRAPHIC OMITTED]

PROSPECTUS
MAY 1, 2000
THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT


VARIABLE
APPRECIABLE
LIFE(R)
INSURANCE CONTRACTS


This prospectus describes two forms of an individual variable life insurance contract (the "Contract") offered by The Prudential Insurance Company of America ("Prudential", "we", "us", or "our") under the name Variable APPRECIABLE LIFE(R) Insurance. The first form provides a death benefit that generally remains fixed in an amount you, the Contract owner, choose and cash surrender values that vary daily. The second form also provides cash surrender values that vary daily and a death benefit that will also vary daily. Under both forms of the Contract, the death benefit will never be less than the "face amount" of insurance you chose. There is no guaranteed minimum cash surrender value.


You may choose to invest your Contract's premiums and its earnings in one or more of the following ways:


o Invest in one or more of 15 available subaccounts of The Prudential Variable Appreciable Account (the "Account"), each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"):

      MONEY MARKET               CONSERVATIVE BALANCED    EQUITY
      DIVERSIFIED BOND           FLEXIBLE MANAGED         PRUDENTIAL JENNISON
      GOVERNMENT INCOME          HIGH YIELD BOND          SMALL CAPITALIZATION
      ZERO COUPON BOND 2000      STOCK INDEX              STOCK
      ZERO COUPON BOND 2005      EQUITY INCOME            GLOBAL
                                                          NATURAL RESOURCES

o     Invest in the FIXED-RATE OPTION, which pays a guaranteed interest rate.


o Invest in The Prudential Variable Contract Real Property Account (the "Real Property Account"), described in a prospectus attached to this one.


This prospectus describes the Contract generally and the Account. The attached prospectus for the Series Fund, and the Series Fund's statement of additional information describe the investment objectives and the risks of investing in the Series Fund portfolios. Prudential may add additional investment options in the future. Please read this prospectus and keep it for future reference.


The Securities and Exchange Commission ("SEC") maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THE CONTRACT MAY BE PURCHASED THROUGH REGISTERED REPRESENTATIVES LOCATED IN BANKS AND OTHER FINANCIAL INSTITUTIONS. AN INVESTMENT IN THE CONTRACT IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENTAL AGENCY AND MAY LOSE VALUE. AN INVESTMENT IS ALSO NOT A CONDITION TO THE PROVISION OR TERM OF ANY BANKING SERVICE OR ACTIVITY. THE PARTICIPATING BANK IS NOT A REGISTERED BROKER-DEALER AND IS NOT AFFILIATED WITH PRUCO SECURITIES CORPORATION.


                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                751 Broad Street
                          Newark, New Jersey 07102-3777
                            Telephone: (800) 778-2255

APPRECIABLE LIFE IS A REGISTERED MARK OF PRUDENTIAL.

                                TABLE OF CONTENTS
                                                                           PAGE
INTRODUCTION AND SUMMARY......................................................1
  BRIEF DESCRIPTION OF THE CONTRACT...........................................1
  CHARGES.....................................................................1
  TYPES OF DEATH BENEFIT......................................................3
  PREMIUM PAYMENTS............................................................4
  LAPSE AND GUARANTEE AGAINST LAPSE...........................................4
  REFUND......................................................................5

GENERAL INFORMATION ABOUT PRUDENTIAL, THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS
AVAILABLE UNDER THE CONTRACT..................................................6
  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.................................6
  THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT.................................6
  THE PRUDENTIAL SERIES FUND, INC.............................................7
  VOTING RIGHTS...............................................................8
  THE FIXED-RATE OPTION.......................................................8
  THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT......................9
  WHICH INVESTMENT OPTION SHOULD BE SELECTED?.................................9

DETAILED INFORMATION ABOUT THE CONTRACT......................................10
  CONTRACT FEES AND CHARGES..................................................10
  REQUIREMENTS FOR ISSUANCE OF A CONTRACT....................................14
  SHORT-TERM CANCELLATION RIGHT OR "FREE-LOOK"...............................14
  CONTRACT FORMS.............................................................14
  CONTRACT DATE..............................................................15
  PREMIUMS...................................................................15
  ALLOCATION OF PREMIUMS.....................................................16
  TRANSFERS..................................................................17
  DOLLAR COST AVERAGING......................................................17
  REDUCTION OF CHARGES FOR CONCURRENT SALES TO SEVERAL INDIVIDUALS...........18
  HOW THE CONTRACT FUND CHANGES WITH INVESTMENT EXPERIENCE...................18
  HOW A FORM A (LEVEL) CONTRACT'S DEATH BENEFIT WILL VARY....................19
  HOW A FORM B (VARIABLE) CONTRACT'S DEATH BENEFIT WILL VARY.................20
  INCREASES IN FACE AMOUNT...................................................20
  DECREASES IN FACE AMOUNT...................................................22
  WITHDRAWAL OF EXCESS CASH SURRENDER VALUE..................................22
  SURRENDER OF A CONTRACT....................................................23
  WHEN PROCEEDS ARE PAID.....................................................23
  LIVING NEEDS BENEFIT.......................................................24
  HYPOTHETICAL ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES.....24
  CONTRACT LOANS.............................................................26
  LAPSE AND REINSTATEMENT....................................................27
  SUBSTITUTION OF SERIES FUND SHARES.........................................28
  REPORTS TO CONTRACT OWNERS.................................................28
  TAX TREATMENT OF CONTRACT BENEFITS.........................................28
  TAX-QUALIFIED PENSION PLANS................................................30
  RIDERS.....................................................................30
  PARTICIPATION IN DIVISIBLE SURPLUS.........................................30
  OTHER GENERAL CONTRACT PROVISIONS..........................................31
  PAYING PREMIUMS BY PAYROLL DEDUCTION.......................................31
  UNISEX PREMIUMS AND BENEFITS...............................................31
  SALES TO PERSONS 14 YEARS OF AGE OR YOUNGER................................31
  EXCHANGE OF FIXED-DOLLAR CONTRACT TO VARIABLE CONTRACT.....................32
  SALE OF THE CONTRACT AND SALES COMMISSIONS.................................32
  STATE REGULATION...........................................................32
  EXPERTS....................................................................32
  LITIGATION AND REGULATORY PROCEEDINGS......................................33
  ADDITIONAL INFORMATION.....................................................33
  FINANCIAL STATEMENTS.......................................................33

DIRECTORS AND OFFICERS OF PRUDENTIAL.........................................34

FINANCIAL STATEMENTS OF THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS OF THE
PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT......................................A1

CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA AND ITS SUBSIDIARIES......................................B1

--------------------------------------------------------------------------------

                            INTRODUCTION AND SUMMARY


This Summary provides a brief overview of the more significant aspects of the Contract. We provide further detail in the subsequent sections of this prospectus and in the Contract.


BRIEF DESCRIPTION OF THE CONTRACT


The Variable APPRECIABLE LIFE Insurance Contract (the "Contract") is issued by The Prudential Insurance Company of America ("Prudential", "we", "us", or "our"). The Contract is a form of flexible premium variable life insurance. It is based on a Contract Fund, the value of which changes every business day. The Contract Fund is the total amount credited to a specific Contract. On any date it is equal to the sum of the amounts invested in the variable investment options and the fixed-rate option, and the principal amount of any Contract debt plus any interest earned thereon. Contract debt is the principal amount of all outstanding loans plus any interest accrued. You will, however, have to pay a surrender charge if you decide to surrender the Contract during the first 10 Contract years and 10 years from an increase in the face amount of insurance.

A broad objective of the Contract is to provide benefits that will increase in value if favorable investment results are achieved. You may invest premiums in one or more of the 15 available subaccounts, in the fixed-rate option, or in the Real Property Account. Your Contract Fund value changes every day depending upon the change in value of the particular investment option that you have selected.

Although the value of your Contract Fund will increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. See WHICH INVESTMENT OPTION SHOULD BE SELECTED?, page 9. If you select the fixed-rate option, Prudential credits your account with a declared rate or rates of interest. You assume the risk that the rate may change, although it will never be lower than an effective annual rate of 4%.

Variable life insurance contracts are unsuitable as short-term savings vehicles. Withdrawals and loans may negate any guarantees against lapse (see LAPSE AND REINSTATEMENT, page 27) and possibly may result in adverse tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 28.


CHARGES


Prudential deducts certain charges from each premium payment and from the amounts held in the designated investment options. In addition, Prudential makes certain additional charges if a Contract lapses or is surrendered during the first 10 Contract years and 10 years from an increase in the face amount of insurance. All these charges, which are largely designed to cover insurance costs and risks as well as sales and administrative expenses, are fully described under CONTRACT FEES AND CHARGES on page 10. In brief, and subject to that fuller description, the following diagram outlines the maximum charges which Prudential may make:



                                       1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            -----------------------------
                                    PREMIUM PAYMENT

                            o   less charge for taxes
                                attributable to premiums
                            o   less $2 processing fee
                            -----------------------------

                                      NET PREMIUM AMOUNT

To be invested in one or a combination of:

      o     The investment portfolios of the Series Fund
      o     The fixed-rate option
      o     The Real Property Account

--------------------------------------------------------------------------------
DAILY CHARGES


o We deduct management fees and expenses from the Series Fund and, if applicable, from the Real Property Account assets. See UNDERLYING PORTFOLIO EXPENSES chart, below, and THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT, page 9.

o We deduct a daily mortality and expense risk charge equivalent to an annual rate of up to 0.9% from assets in the variable investment options.

--------------------------------------------------------------------------------
MONTHLY CHARGES

o We currently deduct a sales charge from the Contract Fund in the amount of 1/2 of 1% of the primary annual premium.
o We reduce the Contract Fund by a guaranteed minimum death benefit risk charge of not more than $0.01 per $1,000 of the face amount of insurance.
o We reduce the Contract Fund by an administrative charge of up to $3 per Contract and $0.03 per $1,000 of face amount of insurance.
o We deduct a charge for anticipated mortality. The maximum charge is based on the Non-Smoker/Smoker 1980 CSO Tables.
o     If the Contract includes riders, we deduct rider charges from the Contract
      Fund.
o If the rating class of the insured results in an extra charge, we will deduct that charge from the Contract Fund.
--------------------------------------------------------------------------------


                                       2
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                           POSSIBLE ADDITIONAL CHARGES

o During the first 10 Contract years, we will assess a contingent deferred sales charge if the Contract lapses or is surrendered. During the first five years, the maximum contingent deferred sales charge is 50% of the first year's primary annual premium. This charge is both subject to other important limitations and reduced for Contracts that have been inforce for more than five years.
o During the first 10 Contract years, we will assess a contingent deferred administrative charge if the Contract lapses or is surrendered. During the first five years, this charge equals $5 per $1,000 of face amount. It begins to decline uniformly after the fifth Contract year so that it disappears on the 10th Contract anniversary.
o We assess an administrative processing charge equal to the lesser of $15 or 2% for each withdrawal of excess cash surrender value.


                          UNDERLYING PORTFOLIO EXPENSES
                                                            TOTAL        TOTAL
              PORTFOLIO       INVESTMENT        OTHER    CONTRACTUAL     ACTUAL
                             ADVISORY FEE     EXPENSES     EXPENSES    EXPENSES*
 -------------------------------------------------------------------------------
 Money Market                    0.40%          0.02%       0.42%        0.42%
 Diversified Bond                0.40%          0.03%       0.43%        0.43%
 Government Income               0.40%          0.04%       0.44%        0.44%
 Zero Coupon Bond 2000           0.40%          0.18%       0.58%        0.40%
 Zero Coupon Bond 2005           0.40%          0.19%       0.59%        0.40%
 Conservative Balanced           0.55%          0.02%       0.57%        0.57%
 Flexible Managed                0.60%          0.02%       0.62%        0.62%
 High Yield Bond                 0.55%          0.05%       0.60%        0.60%
 Stock Index                     0.35%          0.04%       0.39%        0.39%
 Equity Income                   0.40%          0.02%       0.42%        0.42%
 Equity                          0.45%          0.02%       0.47%        0.47%
 Prudential Jennison             0.60%          0.03%       0.63%        0.63%
 Small Capitalization Stock      0.40%          0.05%       0.45%        0.45%
 Global                          0.75%          0.09%       0.84%        0.84%
 Natural Resources               0.45%          0.12%       0.57%        0.55%
 ------------------------------------------------------------------------------

* Prudential currently makes payments to the following six subaccounts so that the portfolio expenses indirectly borne by a Contract owner investing in: (1) the Zero Coupon Bond Portfolios will not exceed the investment advisory fee; and (2) the High Yield Bond, Stock Index, Equity Income, and Natural Resources Portfolios will not exceed the investment advisory fee plus 0.1% of the average daily net assets of the Portfolio. Prudential intends to continue these adjustments in the future, although we retain the right to discontinue them.


TYPES OF DEATH BENEFIT

The death benefit is an important feature of the Contract. You may choose one of the following two forms of the Contract. They each have a different death benefit amount.

CONTRACT FORM A, LEVEL DEATH BENEFIT: The death benefit will generally be equal to the face amount of insurance. It can never be less than this amount. However, it is possible, after the Contract has been held for many years, that the Contract Fund will become so large that Prudential -- to meet certain requirements of the Internal Revenue Code -- will increase the death benefit.


                                       3
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

CONTRACT FORM B, VARIABLE DEATH BENEFIT: The death benefit will increase and decrease as the amount of the Contract Fund varies with the investment performance of the selected options. However, the death benefit under Form B, as is true under Form A, will never be less than the initial face amount and it may also be increased to satisfy Internal Revenue Code requirements.


Throughout this prospectus the word "Contract" refers to both Form A and B unless specifically stated otherwise. Under both Form A and B Contracts there is no guaranteed minimum cash surrender value. For more information, refer to HOW A FORM A (LEVEL) CONTRACT'S DEATH BENEFIT WILL VARY, page 19 and HOW A FORM B (VARIABLE) CONTRACT'S DEATH BENEFIT WILL VARY, page 20.


PREMIUM PAYMENTS

Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. Prudential guarantees that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest) and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience. Your Contract may terminate if the Contract debt exceeds what the cash surrender value would be if there was no Contract debt. Prudential will notify you before the Contract is terminated and you may then repay all or enough of the loan to keep the Contract inforce. See CONTRACT LOANS, page 26.

Your Scheduled Premium consists of two amounts:

o The initial amount is payable from the time you purchase your Contract until the Contract anniversary immediately following your 65th birthday or the Contract's seventh anniversary, whichever is later (the "Premium Change Date");

o The guaranteed maximum amount payable after the Premium Change Date. See PREMIUMS, page 15.

The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. See PREMIUMS, page 15, and TAX TREATMENT OF CONTRACT BENEFITS, page 28.

LAPSE AND GUARANTEE AGAINST LAPSE

The Prudential Variable APPRECIABLE LIFE Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life, however, with two important distinctions:

o Prudential guarantees that if the Scheduled Premiums are paid when due, or within the grace period (or missed premiums are paid later with interest), the Contract will not lapse and at least the face amount of insurance will be paid upon the death of the insured.

o If all premiums are not paid when due (or not made up later), the Contract will still not lapse as long as the Contract Fund is higher than a stated amount set forth in the Contract. This amount is called the "Tabular Contract Fund", and it increases each year. In later years it becomes quite high. The Contract lapses when the Contract Fund falls below this stated amount, rather than when it drops to zero. This means that when a Variable APPRECIABLE LIFE Contract lapses, it may still have considerable value and you may have a substantial incentive to reinstate it. If you choose otherwise, you may take, in one form or another, the cash surrender value.

You can find more information on this topic in LAPSE AND REINSTATEMENT on page
27.


                                       4
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

REFUND

For a limited time, a Contract may be returned for a refund in accordance with the terms of its "free-look" provision. See SHORT-TERM CANCELLATION RIGHT OR "FREE-LOOK," page 14.

THE REPLACEMENT OF LIFE INSURANCE IS GENERALLY NOT IN YOUR BEST INTEREST. IN MOST CASES, IF YOU REQUIRE ADDITIONAL COVERAGE, THE BENEFITS OF YOUR EXISTING CONTRACT CAN BE PROTECTED BY PURCHASING ADDITIONAL INSURANCE OR A SUPPLEMENTAL CONTRACT. IF YOU ARE CONSIDERING REPLACING A CONTRACT, YOU SHOULD COMPARE THE BENEFITS AND COSTS OF SUPPLEMENTING YOUR EXISTING CONTRACT WITH THE BENEFITS AND COSTS OF PURCHASING THE CONTRACT DESCRIBED IN THIS PROSPECTUS AND YOU SHOULD CONSULT WITH A QUALIFIED TAX ADVISER.

THIS PROSPECTUS MAY ONLY BE OFFERED IN JURISDICTIONS IN WHICH THE OFFERING IS LAWFUL. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC., AND IN THE PROSPECTUS FOR THE REAL PROPERTY ACCOUNT.


                                       5
-------------------------------------------------------------------------------

                   GENERAL INFORMATION ABOUT PRUDENTIAL, THE
                PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT, AND THE
            VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


The Prudential Insurance Company of America is a mutual insurance company, founded in 1875 under the laws of the State of New Jersey. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam,
U. S. Virgin Islands, and in all states.

Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization". On February 10, 1998, Prudential's Board of Directors authorized management to take preliminary steps necessary to allow Prudential to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by Prudential's Board of Directors, a public hearing, voting by qualified policyholders, and regulatory approval. Prudential is working toward completing this process in 2001 and currently expects adoption by the Board of Directors to take place in the latter part of 2000. However, there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.

The plan of reorganization, which has not been fully developed and approved, would provide the criteria for determining eligibility and the methodology for allocating shares or other consideration to those who would be eligible. Generally the amount of shares or other consideration eligible customers would receive would be based on a number of factors, including types, amounts, and issue years of the policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, provided that their policies were in force on the date Prudential's Board of Directors adopted a plan of reorganization, while mutual fund customers and customers of Prudential's subsidiaries would not be. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contractholders of Prudential's subsidiaries. This does not constitute a proposal, offer, solicitation or recommendation regarding any plan of reorganization that may be proposed or a recommendation regarding the ownership of any stock that could be issued in connection with any such demutualization.


Prudential's consolidated financial statements begin on page B1 and should be considered only as bearing upon Prudential's ability to meet its obligations under the Contracts.

THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT


We have established a separate account, The Prudential Variable Appreciable Account (the "Account"), to hold the assets that are associated with the Contracts. The Account was established on August 11, 1987 under New Jersey law and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Prudential's other assets.

Prudential is also the legal owner of the assets in the Account. Prudential will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Prudential conducts. In addition to these assets, the Account's assets may include funds contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time these additional assets may be withdrawn by Prudential. Prudential will consider any possible adverse impact the withdrawal might have on the Account before making any such withdrawal.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Prudential.

Currently, you may invest in one or a combination of 15 available subaccounts. When you choose a subaccount, we purchase shares of the Series Fund which are held as an investment for that option. We hold these shares in the Account. Prudential may add additional subaccounts in the future. The Account's financial statements begin on page A1.

THE PRUDENTIAL SERIES FUND, INC.

The Series Fund is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain subsidiary insurers that offer variable life insurance and variable annuity contracts. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Prudential to provide benefits under the Contract and to transfer assets from one subaccount to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding subaccount.


THE SERIES FUND HAS A SEPARATE PROSPECTUS THAT IS PROVIDED WITH THIS PROSPECTUS. YOU SHOULD READ THE SERIES FUND PROSPECTUS BEFORE YOU DECIDE TO ALLOCATE ASSETS TO THE SERIES FUND SUBACCOUNTS. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THE SERIES FUND PORTFOLIOS WILL BE MET.

Listed below are the available portfolios of the Series Fund and their investment objectives.

o MONEY MARKET PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations that mature in 13 months or less.

o DIVERSIFIED BOND PORTFOLIO: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio invests primarily in higher grade debt obligations and high quality money market investments.

o GOVERNMENT INCOME PORTFOLIO: The investment objective is a high level of income over the longer term consistent with the preservation of capital. The Portfolio invests primarily in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government.

o TWO ZERO COUPON BOND PORTFOLIOS - 2000 AND 2005: The investment objective of these two portfolios is the highest predictable compound investment for a specific period of time, consistent with the safety of invested capital. The Portfolio invests primarily in debt obligations of the U.S. Treasury and corporations that have been issued without interest coupons or have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligations. On November 15, 2000, the liquidation date of the Zero Coupon Bond Portfolio, investments in that portfolio will be transferred to the Money Market Portfolio.

o CONSERVATIVE BALANCED PORTFOLIO: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o FLEXIBLE MANAGED PORTFOLIO: The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o HIGH YIELD BOND PORTFOLIO: The investment objective is a high total return. The Portfolio invests primarily in high yield/high risk debt securities.

o STOCK INDEX PORTFOLIO: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Stock Index (the "S&P 500").

o EQUITY INCOME PORTFOLIO: The investment objective is both current income and capital appreciation. The Portfolio invests primarily in common stocks and convertible securities that provide good prospects for returns above those of the S&P 500 or the NYSE Composite Index.

o EQUITY PORTFOLIO: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.

o PRUDENTIAL JENNISON PORTFOLIO: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of major established corporations that offer above-average growth prospects.

o SMALL CAPITALIZATION STOCK PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalization.

o GLOBAL PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

o NATURAL RESOURCES PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource.


Prudential is the investment adviser for the assets of each of the portfolios of the Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a Service Agreement with its wholly-owned subsidiary, The Prudential Investment Corporation ("PIC"). The Service Agreement provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary, Jennison Associates LLC ("Jennison"), under which Jennison provides investment advisory services for the Prudential Jennison Portfolio. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential, PIC, and Jennison are registered as investment advisers under the 1940 Act.

As an investment adviser, Prudential charges the Series Fund a daily investment management fee as compensation for its services. In addition to the investment management fee, each portfolio incurs certain expenses, such as accounting and custodian fees. See DEDUCTIONS FROM PORTFOLIOS, page 10.

In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither the companies that invest in the Series Fund nor the Series Fund currently foresees any such disadvantage, the Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as: (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.


VOTING RIGHTS

We are the legal owner of the shares in the Series Fund associated with the subaccounts. However, we vote the shares in the Series Fund according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions and shares that we own, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to vote shares of the Series Fund in its own right, it may elect to do so.


THE FIXED-RATE OPTION

BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED-RATE OPTION UNDER THE CONTRACT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE GENERAL ACCOUNT HAS NOT BEEN REGISTERED AS AN

INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, INTERESTS IN THE FIXED-RATE OPTION ARE NOT SUBJECT TO THE PROVISIONS OF THESE ACTS, AND PRUDENTIAL HAS BEEN ADVISED THAT THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED-RATE OPTION. ANY INACCURATE OR MISLEADING DISCLOSURE REGARDING THE FIXED-RATE OPTION MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF FEDERAL SECURITIES LAWS.

You may choose to allocate, either initially or by transfer, all or part of your Contract Fund to the fixed-rate option. This amount becomes part of Prudential's general account. Prudential's general account consists of all assets owned by Prudential other than those in the Account and in other separate accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the general account assets. Contract owners do not share in the investment experience of those assets. Instead, Prudential guarantees that the part of the Contract Fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Prudential declares periodically. This rate may not be less than an effective annual rate of 4%.

Currently, the following steps are taken for crediting interest rates: (1) declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the Monthly date in the same month in the following year; (2) thereafter, a new crediting rate will be declared each year and will remain in effect for the calendar year. Prudential reserves the right to change this practice. The term Monthly date means the day of each month that is the same as the Contract Date. See CONTRACT DATE, page 15.

Prudential is not obligated to credit interest at a higher rate than 4%, although we may do so. Different crediting rates may be declared for different portions of the Contract Fund allocated to the fixed-rate option. At least annually and on request, you will be advised of the interest rates that currently apply to your Contract.

Transfers from the fixed-rate option are subject to strict limits. See TRANSFERS, page 17. The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to six months. See WHEN PROCEEDS ARE PAID, page 23.

THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT


The Real Property Account is a separate account of Prudential. Through a general partnership formed by Prudential and two of its wholy-owned subsidiaries, this account invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. It is not registered as an investment company under the 1940 Act and is therefore not subject to the same regulation as the Series Fund. The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in asset value.


The Partnership has entered into an investment management agreement with Prudential, under which Prudential selects the properties and other investments held by the Partnership. Prudential charges the Partnership a daily fee for investment management which amounts to 1.25% per year of the average daily gross assets of the Partnership.

A full description of the Real Property Account, its management, policies, restrictions, charges and expenses, investment risks, the Partnership's investment objectives, and all other aspects of the Real Property Account's and the Partnership's operations is contained in the attached prospectus for the Real Property Account. It should be read together with this prospectus by any Contract owner considering the real estate investment option. There is no assurance that the investment objectives of the Real Property Account will be met.

WHICH INVESTMENT OPTION SHOULD BE SELECTED?

Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. Accordingly, the Stock Index, Equity Income, Equity, Prudential Jennison, Small Capitalization Stock, Global, or Natural Resources Portfolios may be desirable options if you are willing to accept such volatility in your Contract values. Each of these equity portfolios involves different policies and investment risks.

You may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Government Income or Diversified Bond Portfolios. You may want even greater safety of principal and may prefer the Money Market Portfolio or the fixed-rate option, recognizing that the level of short-term rates may change rather rapidly. Money invested in a Zero Coupon Bond Portfolio and held to its liquidation date will realize a predictable return. Although the portfolio's value may fluctuate significantly with changes in interest rates prior to its liquidation date. If you are willing to take risks and possibly achieve a higher total return, you may prefer the High Yield Bond Portfolio, recognizing that the risks are greater with lower quality bonds with normally higher yields. You may wish to divide your invested premium among two or more of the portfolios. You may wish to obtain diversification by relying on Prudential's judgment for an appropriate asset mix by choosing the Conservative Balanced or Flexible Managed Portfolios. The Real Property Account permits you to diversify your investment under the Contract to include an interest in a pool of income-producing real property, and real estate is often considered to be a hedge against inflation.

Your choice should take into account your willingness to accept investment risks, how your other assets are invested, and what investment results you may experience in the future. You should consult your Prudential Representative from time to time about the choices available to you under the Contract. Prudential recommends against frequent transfers among the several options. Experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful.

                     DETAILED INFORMATION ABOUT THE CONTRACT

CONTRACT FEES AND CHARGES

This section provides a more detailed description of each charge that is described briefly in the chart on page 2.

In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Prudential is entitled to make under the Contract. The "current charge" is the lower amount that Prudential is now charging. However, if circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

A Contract owner may add several "riders" to the Contract which provide additional benefits and are charged for separately. The statement and description of charges that follows assumes there are no riders to the Contract.

DEDUCTIONS FROM PREMIUMS

(a) We deduct a charge for taxes attributable to premiums from each premium payment. That charge is currently made up of two parts. The first part is a charge for state and local premium-based taxes. The tax rate varies from state to state, generally ranging from 0.75% to 5% (in some instances may exceed 5%) of the premium received by Prudential. The second part is a charge for federal income taxes measured by premiums, and it is equal to 1.25% of the premium. We believe that this charge is a reasonable estimate of an increase in Prudential's federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax. During 1999, 1998, and 1997, Prudential deducted a total of approximately $33,102,000, $35,946,000, and $36,591,000, respectively, in taxes attributable to premiums.

(b) We deduct a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year. If you pay premiums monthly, the charge will be $24 per year. If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year. During 1999, 1998, and 1997, Prudential received a total of approximately $17,098,000, $18,557,000, and $18,692,000, respectively, in processing charges.

DEDUCTIONS FROM PORTFOLIOS

We deduct an investment advisory fee daily from each portfolio at a rate, on an annualized basis, from 0.35% for the Stock Index Portfolio to 0.75% for the Global Portfolio. The expenses incurred in conducting the investment operations of the portfolios (such as custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income. These expenses also vary from portfolio to portfolio.

The total expenses of each portfolio for the year ended December 31, 1999, expressed as a percentage of the average assets during the year, are shown below:

--------------------------------------------------------------------------------------------
                                   TOTAL PORTFOLIO EXPENSES
--------------------------------------------------------------------------------------------
                                                                       TOTAL
              PORTFOLIO                  INVESTMENT       OTHER     CONTRACTUAL TOTAL ACTUAL
                                        ADVISORY FEE     EXPENSES    EXPENSES     EXPENSES*
--------------------------------------------------------------------------------------------
 Money Market                              0.40%          0.02%        0.42%        0.42%
 Diversified Bond                          0.40%          0.03%        0.43%        0.43%
 Government Income                         0.40%          0.04%        0.44%        0.44%
 Zero Coupon Bond 2000                     0.40%          0.18%        0.58%        0.40%
 Zero Coupon Bond 2005                     0.40%          0.19%        0.59%        0.40%
 Conservative Balanced                     0.55%          0.02%        0.57%        0.57%
 Flexible Managed                          0.60%          0.02%        0.62%        0.62%
 High Yield Bond                           0.55%          0.05%        0.60%        0.60%
 Stock Index                               0.35%          0.04%        0.39%        0.39%
 Equity Income                             0.40%          0.02%        0.42%        0.42%
 Equity                                    0.45%          0.02%        0.47%        0.47%
 Prudential Jennison                       0.60%          0.03%        0.63%        0.63%
 Small Capitalization Stock                0.40%          0.05%        0.45%        0.45%
 Global                                    0.75%          0.09%        0.84%        0.84%
 Natural Resources                         0.45%          0.12%        0.57%        0.55%
 ---------------------------------------------------------------------------------------------

* Prudential currently makes payments to the following six subaccounts so that the portfolio expenses indirectly borne by a Contract owner investing in: (1) the Zero Coupon Bond Portfolios will not exceed the investment advisory fee; and (2) the High Yield Bond, Stock Index, Equity Income, and Natural Resources Portfolios will not exceed the investment advisory fee plus 0.1% of the average daily net assets of the Portfolio. Prudential intends to continue these adjustments in the future, although we retain the right to discontinue them.

DAILY DEDUCTION FROM THE CONTRACT FUND

Each day we deduct a charge from the assets of each of the subaccounts and/or the Real Property Account (the "variable investment options") in an amount equivalent to an effective annual rate of 0.90%. For Contracts with face amounts of $100,000 or more, the current charge is 0.60%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than we estimated when it determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Prudential estimated in fixing its administrative charges. During 1999, 1998, and 1997, Prudential received a total of approximately $22,838,000, $21,126,000, and $18,891,000, respectively, in mortality and expense risk charges. This charge is not assessed against amounts allocated to the fixed-rate option.

MONTHLY DEDUCTIONS FROM CONTRACT FUND

Prudential deducts the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].

(a) An administrative charge of $3 plus $0.03 per $1,000 per month of face amount of insurance is deducted each month. Thus, for a Contract with $75,000 face amount, the charge is $3 plus $2.25 for a total of $5.25. The charge is intended to pay for processing claims, keeping records, and communicating with Contract owners. The current charge for Contracts with face amounts greater than $100,000 is lower. The $0.03 per $1,000 portion of the charge is reduced to $0.01 per $1,000 for that part of the face amount that exceeds $100,000 and will not exceed $12. During 1999, 1998, and 1997, Prudential received a total of approximately $64,174,000, $63,674,000, and $63,019,000, respectively, in monthly administrative charges.

(b) A mortality charge is deducted that is intended to be used to pay death benefits. When an insured dies, the amount payable to the beneficiary is larger than the Contract Fund and significantly larger if the insured dies in the early years of a Contract. The mortality charges collected from all Contract owners enables Prudential to pay the death benefit for the few insureds who die. We determine the maximum mortality charge by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit exceeds the Contract Fund) by a rate based upon the insured's current attained age and sex (except where unisex rates apply) and the anticipated mortality for that class of persons. The anticipated mortality is based upon mortality tables published by The National Association of Insurance Commissioners called the Non-Smoker/Smoker 1980 CSO Tables. Generally, Prudential's current mortality charge is lower than the maximum for insureds 32 years of age and older. In addition, for insureds of all ages, if a Contract has a face amount of at least $100,000, the insured under the Contract has met strict underwriting requirements and qualifies for a "select rating" basis for the particular risk classification, the current mortality charges may be lower still.

      Certain Contracts, for example Contracts issued in connection with tax-qualified pension plans, may be issued on a "guaranteed issue" basis and may have current mortality charges which are different from those mortality charges for Contracts which are individually underwritten. These Contracts with different current mortality charges may be offered to categories of individuals meeting eligibility guidelines determined by Prudential.

(c) A sales charge, often called a "sales load", is deducted to pay part of the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature. The charge is equal to 0.5% of the "primary annual premium". The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge), and less the $3 part of the monthly deduction described in (a) above. The sales load is charged whether the Contract owner is paying premiums annually or more frequently. It is lower on Contracts issued on insureds over 60 years of age. At present this sales charge is made only during the first five Contract years or five years after an increase. However, Prudential reserves the right to make this charge in all Contract years. To summarize, for most Contracts, this charge is somewhat less than 6% of the annual Scheduled Premium for each of the first five Contract years and it may, but probably will not, continue to be charged after that. During 1999, 1998, and 1997, Prudential received a total of approximately $62,295,000, $86,395,000, and $95,201,000, respectively, in sales charges.

      There is a second sales load, which will be charged only if a Contract lapses or is surrendered before the end of the 10th Contract year and 10 years from an increase in the face amount of insurance. It is often described as a contingent deferred sales load ("CDSL") and is described under SURRENDER OR WITHDRAWAL CHARGES, below.

(d) A charge of $0.01 per $1,000 of face amount of insurance is made to compensate us for the risk we assume by guaranteeing that, no matter how unfavorable investment experience may be, the death benefit will never be less than the guaranteed minimum death benefit, so long as Scheduled Premiums are paid on or before the due date or during the grace period. This charge and the administrative charge described in (a) above may be calculated together. During 1999, 1998, and 1997, Prudential received a total of approximately $12,264,000, $13,470,000, and $13,673,000, respectively, for this risk charge.

(e) If a rider is added to the basic Contract, or if an insured is in a substandard risk classification (for example, a person in a hazardous occupation), we increase the Scheduled Premium and the additional charges will be deducted monthly.

(f) A charge may be deducted to cover federal, state or local taxes (other than "taxes attributable to premiums" described above) that are imposed upon the operations of the Account. At present no such taxes are imposed and no charge is made.

The earnings of the Account are taxed as part of the operations of Prudential. Currently, no charge is being made to the Account for Prudential's federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums. See DEDUCTIONS FROM PREMIUMS, page 10. Prudential reviews the question of a charge to the Account for Company federal income taxes periodically. We may make such a charge in the future for any federal income taxes that would be attributable to the Contracts.

SURRENDER OR WITHDRAWAL CHARGES

(a) Prudential charges additional sales load, the contingent deferred sales load ("CDSL"), if the Contract lapses or is surrendered during the first 10 Contract years and 10 years from an increase in the face amount of insurance, or if a withdrawal is made under a Form A Contract during that 10 year period. No such charge is applicable to the death benefit, no matter when it may become payable. Subject to the additional limitations described below, for Contracts that lapse or are surrendered during the first five Contract years the charge will be equal to 50% of the first year's primary annual premium. The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge), and less the $3 part of the monthly administrative charge. In the next five Contract years that percentage is reduced uniformly on a daily basis until it reaches zero on the 10th Contract anniversary. Thus, for Contracts surrendered at the end of the sixth year, the maximum deferred sales charge will be 40% of the first year's primary annual premium, for Contracts surrendered at the end of year seven, the maximum deferred sales charge will be 30% of the first year's primary annual premium, and so forth.

      The contingent deferred sales load is also subject to a further limit at older issue ages (approximately above age 67) in order to comply with certain requirements of state law. Specifically, the contingent deferred sales load for such insureds is no more than $32.50 per $1,000 of face amount.

      The sales load is subject to a further important limitation that may, particularly for Contracts that lapse or are surrendered within the first five or six years, result in a lower contingent deferred sales load than that described above. (This limitation might also, under unusual circumstances, apply to reduce the monthly sales load deductions described in item (c) under MONTHLY DEDUCTIONS FROM CONTRACT FUND, page 11.)

      The limitation is based on a Guideline Annual Premium ("GAP") that is associated with every Contract. The GAP is an amount, generally larger than the gross annual Scheduled Premium for the Contract, determined actuarially in accordance with a definition set forth in a regulation of the Securities and Exchange Commission. The maximum aggregate sales load that Prudential will charge (that is, the sum of the monthly sales load deduction and the contingent deferred sales charge) will not be more than 30% of the premiums actually paid until those premiums total one GAP plus no more than 9% of the next premiums paid until total premiums are equal to five GAPS, plus no more than 6% of all subsequent premiums. If the sales charges described above would at any time exceed this maximum amount then the charge, to the extent of any excess, will not be made.

      The following table shows the sales loads that would be paid by a 35 year old man under a Form B Contract with $100,000 face amount of insurance, both through the monthly deductions from the Contract Fund described above and upon the surrender of the Contract. If the Contract is partially surrendered or the face amount is decreased during the first 10 years, a proportionate amount of the contingent deferred sales charge will be deducted from the Contract Fund.

 ------------------------------------------------------------------------------------------------
                                                                                     CUMULATIVE
     SURRENDER,          CUMULATIVE        CUMULATIVE      CONTINGENT   TOTAL       TOTAL SALES
     LAST DAY OF         SCHEDULED         SALES LOAD       DEFERRED    SALES         LOAD AS
      YEAR NO.         PREMIUMS PAID     DEDUCTED FROM     SALES LOAD     LOAD     PERCENTAGE OF
                                         CONTRACT FUND                               SCHEDULED
                                                                                   PREMIUMS PAID
 ------------------------------------------------------------------------------------------------
          1               $ 894.06           $ 49.56         $218.66     $268.22       30.00%
          2               1,788.12             99.12          367.64      466.76       26.10%
          3               2,682.18            148.68          398.55      547.23       20.40%
          4               3,576.24            198.24          414.00      612.24       17.12%
          5               4,470.30            247.80          414.00      661.80       14.80%
          6               5,364.36            247.80          331.00      578.80       10.79%
          7               6,258.42            247.80          248.00      495.80        7.92%
          8               7,152.48            247.80          166.00      413.80        5.79%
          9               8,046.54            247.80           83.00      330.80        4.11%
         10               8,940.60            247.80            0.00      247.80        2.77%
 ------------------------------------------------------------------------------------------------

      The percentages shown in the last column will not be appreciably different for insureds of different ages.

(b) Prudential deducts an administrative charge of $5 per $1,000 of face amount of insurance upon lapse or surrender to cover the cost of processing applications, conducting medical examinations, determining insurability and the insured's rating class, and establishing records. However, this charge is reduced beginning on the Contract's fifth anniversary and declines daily at a constant rate until it disappears entirely on the 10th Contract anniversary and

      10 years from an increase in the face amount of insurance. If the Contract is partially surrendered or the face amount is decreased during the first 10 years, we will deduct a proportionate amount of the charge from the Contract Fund. During 1999, 1998, and 1997, Prudential received a total of approximately $9,584,000, $8,569,000, and $8,959,000, respectively, from surrendered or lapsed Contracts.

TRANSACTION CHARGES

Prudential charges a fee for certain transactions. For example, if the face amount of insurance is decreased or part of the cash surrender value is withdrawn. The fee will generally be $15 or less. Currently, we waive the fee in some instances. These fees are further described in this prospectus.


REQUIREMENTS FOR ISSUANCE OF A CONTRACT

Generally, the Contract may be issued on insureds below the age of 81. You may apply for a minimum initial guaranteed death benefit of $75,000; however, higher minimums apply to insureds over the age of 75. Insureds 14 years of age or less may apply for a minimum initial guaranteed death benefit of $50,000, which will increase by 50% at age 21. See SALES TO PERSONS 14 YEARS OF AGE OR YOUNGER, page
31. Before issuing any Contract, Prudential requires evidence of insurability, which may include a medical examination. Non-Smokers who meet preferred underwriting requirements are offered the most favorable premium rate. Prudential charges a higher premium if an extra mortality risk is involved. Certain classes of Contracts, for example a Contract issued in connection with a tax-qualified pension plan, may be issued on a "guaranteed issue" basis and may have a lower minimum initial death benefit than a Contract which is individually underwritten. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

SHORT-TERM CANCELLATION RIGHT OR "FREE-LOOK"

Generally, you may return the Contract for a refund within 10 days after you receive it, within 45 days after Part I of the application for insurance is signed, or within 10 days after Prudential mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. You can request a refund by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. You will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires and if you exercise your short-term cancellation right, you will receive a refund of all premium payments made, with no adjustment for investment experience.

CONTRACT FORMS


You may select either of two forms of the Contract. The Scheduled Premiums shown in the Contract will be the same for a given insured, regardless of which Contract Form is chosen. Contract Form A has a death benefit equal to the initial face amount of insurance. The Form A Contract death benefit does not vary with the investment performance of the investment options you selected, unless the death benefit is increased to ensure that the Contract meets the Internal Revenue Code's definition of life insurance. See HOW A FORM A (LEVEL) CONTRACT'S DEATH BENEFIT WILL VARY, page 19. The payment of greater than Scheduled Premiums and favorable investment results of the investment options which you selected will generally increase the cash surrender value. See HOW THE CONTRACT FUND CHANGES WITH INVESTMENT EXPERIENCE, page 18.

Contract Form B also has an initial face amount of insurance but favorable investment performance and payment of greater than Scheduled Premiums generally result in an increase in the death benefit and, over time, in a lesser increase in the cash surrender value than under the Form A Contract. See HOW THE CONTRACT FUND CHANGES WITH INVESTMENT EXPERIENCE, page 18 and HOW A FORM B (VARIABLE) CONTRACT'S DEATH BENEFIT WILL VARY, page 20. Unfavorable investment performance will result in decreases in the death benefit (but never below the face amount stated in the Contract) and in the cash surrender value.


You should select the form that best meets your needs and objectives. All permanent insurance provides both protection for beneficiaries in the event of death and the opportunity to accumulate savings for possible use in later years.

Prudential's Variable APPRECIABLE LIFE Contract provides more flexible investment opportunities than do more conventional life insurance policies because:

      (1)   you decide how the assets held under the Contract will be invested;
      (2) it permits considerable flexibility in determining the amount and timing of premium payments;
      (3)   it permits adjustment of the face amount of insurance (subject, in the case of an increase, to evidence of insurability); and
      (4)   favorable investment returns result in an increase in Contract values.

Contract owners should choose Contract Form B if they prefer to have favorable investment results and greater than Scheduled Premiums reflected in part in the form of an increased death benefit. Contract owners should choose Contract Form A if they are satisfied with the amount of their insurance coverage and wish to have favorable investment results and additional premiums reflected to the maximum extent in increasing cash surrender values.

In choosing a Contract form, you should also consider whether you intend to use the withdrawal feature. Purchasers of Form A Contracts should note that an early withdrawal may result in a portion of the surrender charge being deducted from the Contract Fund. Furthermore, a purchaser of a minimum face amount Form A Contract cannot make withdrawals unless the Contract's death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance. Purchasers of Form B Contracts will not incur a surrender charge for a withdrawal and are not precluded from making withdrawals if they purchase a minimum face amount Contract. See WITHDRAWAL OF EXCESS CASH SURRENDER VALUE, page 22. Withdrawal of part of the cash surrender value may have tax consequences, see TAX TREATMENT OF CONTRACT BENEFITS, page 28.

CONTRACT DATE

When the first premium payment is paid with the application for a Contract, the Contract Date will ordinarily be the later of the application date and the medical examination date. If the first premium is not paid with the application, the Contract Date will ordinarily be the date the first premium is paid and the Contract is delivered. It may be advantageous for a Contract owner to have an earlier Contract Date when that will result in Prudential using a lower issue age in determining the Scheduled Premium amount. Prudential will permit a Contract to be back-dated but only to a date not earlier than six months prior to the application date. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges. For a Contract that is backdated, we will credit the initial premium as of the date of receipt and will deduct any charges due on or before that date.


PREMIUMS

As explained earlier, the Contract will not lapse because of unfavorable investment experience if you pay your Scheduled Premiums when due and take no withdrawals or have no outstanding loans. If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about three weeks before each due date. If you pay premiums monthly, each year you will receive a book with 12 coupons that will serve as a reminder. You may change the frequency of premium payments with Prudential's consent.

You may elect to have monthly premiums paid automatically under the "Pru-Matic Premium Plan" by pre-authorized transfers from a bank checking account. Some Contract owners may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

Your Contract shows two Scheduled Premium amounts. The first or initial amount is payable from the time you purchase your Contract until the Contract anniversary immediately following your 65th birthday or the Contract's seventh anniversary, whichever is later (the "Premium Change Date"). The second Scheduled Premium Amount will be lower than the maximum amount stated in your Contract if your Contract Fund, net of any excess premiums, on the Premium Change Date is higher than it would have been had: (1) all Scheduled Premiums been paid when due; (2) maximum contractual charges been deducted; and (3) only a net rate of return of 4% been earned. We will tell you what your second Scheduled Premium amount will be. For examples of what the second Scheduled Premium might be, see Footnote 3 to the tables on pages T1 through T4.

A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums. You may make unscheduled premium payments occasionally or on a periodic basis. If you wish, you may select a higher contemplated premium than the Scheduled Premium. Prudential will then bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and, at least under Form B, in higher death benefits. Conversely, a Scheduled Premium does not need to be made if the Contract Fund is large enough to enable the charges due under the Contract to be made without causing the Contract to lapse. See Lapse and Reinstatement, page
24. The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. If this happens, loans and other distributions which would otherwise not be taxable events may be subject to federal income taxation. See TAX TREATMENT OF CONTRACT BENEFITS, page 28.

If you choose to add a "rider" to your Contract that provides additional benefits (see RIDERS, page 30), the Scheduled Premium may be increased. Some riders provide additional term insurance in a stated amount that does not vary with investment experience. One of these "term riders" also allows you to choose different insurance amounts in different years. For these riders, you may choose to pay a billed premium higher than your initial Scheduled Premium. Under some circumstances, this could result in a higher cash surrender value and death benefit than if the same premium had been paid under a Contract with the same death benefit but without the rider. After several years, however, even if the billed premiums are paid on time, the Contract could lose its guarantee against lapse. It could also have lower cash surrender values after many more years.

You may choose a level premium option. In that case, the Scheduled Premium, (the amount of which can be quoted by your Prudential representative), will be higher and it will not increase at age 65 (or seven years after issue, if later). The Contract will not lapse because of unfavorable investment experience if the level Scheduled Premium is paid when due or within the grace period (or missed premiums are paid later with interest) and there are no withdrawals.


Prudential will generally accept any premium payment of at least $25. Prudential reserves the right to limit unscheduled premiums to a total of $10,000 in any Contract year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the death benefit. See HOW A FORM A (LEVEL) CONTRACT'S DEATH BENEFIT WILL VARY, page 19 and HOW A FORM B (VARIABLE) CONTRACT'S DEATH BENEFIT WILL VARY, page 20. The flexibility of premium payments provides Contract owners with different opportunities under the two Forms of the Contract. Greater than scheduled payments under a Form A Contract increase the Contract Fund. Greater than scheduled payments under a Form B Contract increase both the Contract Fund and the death benefit. Generally, any future increases in the Contract Fund will be less than under a Form A Contract because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance. For all Contracts, the privilege of making large or additional premium payments offers a way of investing amounts which accumulate without current income taxation.


Unless you elect otherwise, your Contract will include a "waiver of premium" provision under which Prudential will pay your Scheduled Premiums if you incur a disability before age 60 that lasts over six months. If the disability begins after you become 60 and before you are 65, premiums will be paid only until the first Contract anniversary following your 65th birthday. The waiver of premium provision does not apply if you become disabled after your 65th birthday.

ALLOCATION OF PREMIUMS

On the Contract Date, Prudential deducts a $2 processing charge and the charge for taxes attributable to premiums from the initial premium, and the first monthly charges are made. See CONTRACT FEES AND CHARGES, page 10. The remainder of the initial premium will be allocated on the Contract Date among the subaccounts, the fixed-rate option or the Real Property Account according to the allocations you specified in the application form. The invested portion of any part of the initial premium in excess of the Scheduled Premium is generally placed in the selected investment options on the date of receipt at a Home Office, but not earlier than the Contract Date. If Prudential receives the initial premium prior to the Contract Date, there will be a period during which it will not be invested. Each subsequent premium payment, after the deductions from premiums, will be invested as of the end of the valuation period when received at a Home Office in accordance with the allocation previously designated. A valuation period is the period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office. You may also change the way in which subsequent premiums are allocated by telephoning a Home Office provided you are enrolled to use the Telephone Transfer System. If any part of the invested portion of a premium is allocated to a particular investment option, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33 1/3% cannot. Of course, the total allocation of all selected investment options must equal 100%.

TRANSFERS

If the Contract is not in default, or if the Contract is inforce as variable reduced paid-up insurance (see LAPSE AND REINSTATEMENT, page 27), you may, up to four times in each Contract year, transfer amounts from one subaccount to another subaccount, to the fixed-rate option or to the Real Property Account. Currently, you may make additional transfers with Prudential's consent. There is no charge. All or a portion of the amount credited to a subaccount may be transferred.

In addition, the total amount credited to a Contract held in the subaccounts or the Real Property Account may be transferred to the fixed-rate option at any time during the first two Contract years. If you wish to convert your variable Contract to a fixed-benefit Contract in this manner, you must request a complete transfer of funds to the fixed-rate option and also change your allocation instructions regarding future premiums.

Transfers among subaccounts will take effect as of the end of the valuation period (usually the business day) in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $10,000 from one subaccount to another, or may be in terms of a percentage reallocation among subaccounts. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office, or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless your Contract is jointly owned or if you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned (see ASSIGNMENT, page 31), depending on the terms of the assignment. Prudential has adopted procedures designed to ensure that requests by telephone are genuine. Prudential will not be held liable for following telephone instructions that we reasonably believe to be genuine. Prudential cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.


All the shares held by the Zero Coupon Bond subaccounts in the corresponding portfolio of the Series Fund will be redeemed on the liquidation date of that subaccount. The proceeds of the redemption applicable to each Contract will be transferred to the Money Market Subaccount unless the Contract owner directs that it be transferred to another investment option[s]. A transfer that occurs upon the liquidation date of a Zero Coupon Bond Subaccount will not be counted as one of the four permissible transfers in a Contract year. The liquidation date of the Zero Coupon Bond 2000 Portfolio is November 15, 2000, and the liquidation date of the Zero Coupon Bond 2005 Portfolio is November 15, 2005.


Transfers from the fixed-rate option to the subaccounts or the Real Property Account are currently permitted once each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which may be transferred out of the fixed-rate option each year is currently the greater of: (a) 25% of the amount in the fixed-rate option, or (b) $2,000. Such transfer requests received prior to the Contract anniversary will be effected on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will be effected as of the end of the valuation period in which a proper transfer request is received at a Home Office. Prudential may change these limits in the future. Transfers from the Real Property Account are also subject to restrictions, and these restrictions are described in the attached prospectus for that investment option.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the subaccounts and will be discouraged. If such a pattern were to be found, we may be required to modify the transfer procedures, including but not limited to refusing transfer requests of an agent under a power of attorney on behalf of more than one Contract owner.

DOLLAR COST AVERAGING

We offer a feature called Dollar Cost Averaging ("DCA"). If you wish, premiums may be allocated to the portion of the Money Market Subaccount used for this feature (the "DCA account"). Designated dollar amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Money Market subaccount and the fixed-rate option, but including the Real Property Account. Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account (that is, if you designate $5,000, the minimum monthly transfer is $150), with a minimum of $20 transferred into any one investment option. These amounts are subject to change at Prudential's discretion. The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.

When you establish DCA at issue, you must allocate to the DCA account the greater of $2,000 or 10% of the initial premium payment. When you establish DCA after issue, you must allocate to the DCA account at least $2,000. These minimums are subject to change at Prudential's discretion. After DCA has been established and as long as the DCA account has a positive balance, you may allocate or transfer amounts to the DCA account, generally subject to the limitations on premium payments and transfers. In addition, if you pay premiums on an annual or semi-annual basis, and you have already established DCA, your premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.


Each automatic monthly transfer will take effect as of the end of the valuation period on the Monthly Date, provided the New York Stock Exchange ("NYSE") is open on that date. If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the valuation period on the next day that the NYSE is open. If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the valuation period on the last day of the month that the NYSE is open. Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract owner gives notification of a change in allocation or cancellation of the feature. If you have an outstanding premium allocation to the DCA account, but your DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Money Market subaccount. Currently there is no charge for using the DCA feature.


REDUCTION OF CHARGES FOR CONCURRENT SALES TO SEVERAL INDIVIDUALS

Prudential may reduce the sales charges and/or other charges on individual Contracts sold to members of a class of associated individuals, or to a trustee, employer or other entity representing such a class, where it is expected that such multiple sales will result in savings of sales or administrative expenses. Prudential determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors:

      (1)   the number of individuals;
      (2) the total amount of premium payments expected to be received from these Contracts;
      (3) the nature of the association between these individuals, and the expected persistency of the individual Contracts;
      (4) the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and
      (5) any other circumstances which Prudential believes to be relevant in determining whether reduced sales or administrative expenses may be expected.

Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified by Prudential on a uniform basis. Prudential's reductions in charges for these sales will not be unfairly discriminatory to the interests of any individual Contract owners.

HOW THE CONTRACT FUND CHANGES WITH INVESTMENT EXPERIENCE

As explained earlier, after the 10th Contract year (and 10 years from an increase in face amount), there will no longer be a surrender charge and, if there is no Contract loan, the cash surrender value will be equal to the Contract Fund. This section, therefore, also describes how the cash surrender value of the Contract will change with investment experience.

On the Contract Date, the Contract Fund value is the initial premium less the deductions from premiums and the first monthly deductions. See CONTRACT FEES AND CHARGES, page 10. This amount is placed in the investment options you chose. Thereafter the Contract Fund value changes daily, reflecting increases or decreases in the value of the securities in which the assets of the subaccount have been invested, the performance of the Real Property Account if that option has been selected, and interest credited on any amounts allocated to the fixed-rate option. It is also reduced by the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also increases to reflect the receipt of additional premium payments and is decreased by the monthly deductions.

A Contract's cash surrender value on any date will be the Contract Fund value reduced by the withdrawal charges, if any, and by any Contract debt. Upon request, Prudential will tell you the cash surrender value of your Contract. It is possible, although highly unlikely, that the cash surrender value of a Contract could decline to zero because of unfavorable investment performance, even if you continue to pay Scheduled Premiums when due.

The tables on pages T1 through T4 of this prospectus illustrate what the death benefit and cash surrender values would be for a representative Contract, assuming uniform hypothetical investment results in the selected portfolio[s], and also provide information about the aggregate premiums payable under the Contract. The tables also show, if the level premium option has not been chosen, the maximum Scheduled Premium that may be payable for the period after the insured reaches the age of 65 for the illustrated Contract under each of the assumed investment returns.

HOW A FORM A (LEVEL) CONTRACT'S DEATH BENEFIT WILL VARY

As explained earlier, there are two Forms of the Contract, Form A and Form B. The death benefit under a Form B Contract varies with investment performance while the death benefit under a Form A Contract does not, unless it must be increased to satisfy tax requirements.

Under a Form A Contract, the guaranteed minimum death benefit is equal to the face amount of insurance. However, should the death benefit become payable while a Contract loan is outstanding, the debt will be deducted from the death benefit. If the Contract is kept inforce for several years and if investment performance is reasonably favorable, the Contract Fund value may grow to the point where it is necessary to increase the death benefit in order for the Contract to satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit under a Form A Contract will always be the greater of:

      (1)   the guaranteed minimum death benefit; and
      (2) the Contract Fund divided by the "net single premium" per $1 of death benefit at the insured's attained age on that date.

The latter provision ensures that the Contract will always have a death benefit large enough to be treated as life insurance for tax purposes under current law. The net single premium is used only in the calculation of the death benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of death benefit under Contracts issued on insureds in the preferred rating class.

--------------------------------------------------------------------------------

                                                  INCREASE IN INSURANCE
         MALE             NET SINGLE                  AMOUNT PER $1
     ATTAINED AGE           PREMIUM             INCREASE IN CONTRACT FUND
--------------------------------------------------------------------------------

           5                .09151                        $10.93
          25                .17000                        $ 5.88
          35                .23700                        $ 4.22
          55                .45209                        $ 2.21
          65                .59468                        $ 1.68
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  INCREASE IN INSURANCE
        FEMALE            NET SINGLE                  AMOUNT PER $1
     ATTAINED AGE           PREMIUM             INCREASE IN CONTRACT FUND
--------------------------------------------------------------------------------

            5               .07919                        $12.63
          25                .15112                        $ 6.62
          35                .21127                        $ 4.73
          55                .40090                        $ 2.49
          65                .53639                        $ 1.86
--------------------------------------------------------------------------------

Whenever the death benefit is determined in this way, Prudential reserves the right to limit unscheduled premiums to a total of $10,000 in any Contract year and to refuse to accept premium payments that would immediately result in more than a dollar-for-dollar increase in the death benefit.

HOW A FORM B (VARIABLE) CONTRACT'S DEATH BENEFIT WILL VARY

Under a Form B Contract, the death benefit will vary with investment experience. Assuming no withdrawals, the death benefit will be equal to the face amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable "Tabular Contract Fund Value" for the Contract (subject to an exception described below under which the death benefit is higher). Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract. The Tabular Contract Fund Value for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

      (1)   you paid only Scheduled Premiums;
      (2)   you paid premiums when due;
      (3) your selected investment options earned a net return at a uniform rate of 4% per year;
      (4)   we deducted full mortality charges based upon the 1980 CSO Table;
      (5)   we deducted the maximum sales load and expense charges; and
      (6)   there was no Contract debt.

Thus, under a Form B Contract with no withdrawals, the death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund Value. If the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the death benefit will be the face amount plus that excess amount. This may happen if: (1) investment results are greater than a 4% net return; (2) payments are made that are more than the Scheduled Premiums; or (3) smaller than maximum charges are assessed.

The death benefit under a Form B Contract will not fall below the initial face amount stated in the Contract if, due to investment results less favorable than a 4% net return, the Contract Fund value is less than the Tabular Contract Fund Value. Any unfavorable investment experience must first be offset by favorable performance or additional payments that bring the Contract Fund up to the Tabular level before favorable investment results or additional payments will increase the death benefit. Again, the death benefit will reflect a deduction for the amount of any Contract debt. See CONTRACT LOANS, page 26.

As is the case under a Form A Contract, the Contract Fund of a Form B Contract could grow to the point where it is necessary to increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit under a Form B Contract will always be the greater of:

      (1) the face amount plus the Contract Fund minus the Tabular Contract Fund Value;
      (2)   the guaranteed minimum death benefit; and
      (3) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date.

You may also increase or decrease the face amount of your Contract, subject to certain conditions. See INCREASES IN FACE AMOUNT, below and DECREASES IN FACE AMOUNT, page 22.

INCREASES IN FACE AMOUNT

You may increase your amount of insurance by increasing the face amount of the Contract (which is also the guaranteed minimum death benefit), subject to state approval and underwriting requirements determined by Prudential. An increase in face amount is similar to the purchase of a second Contract. It differs in the following respects:

      (1) the minimum permissible increase is $25,000, while the minimum for a new Contract is $75,000;
      (2) monthly fees are lower because only a single $3 per month administrative charge is made rather than two;
      (3) a combined premium payment results in deduction of a single $2 per premium processing charge while separate premium payments for separate Contracts would involve two charges;

      (4) the monthly expense charge of $0.03 per $1,000 of face amount may be lower if the increase is to a face amount greater than $100,000; and
      (5) the Contract will lapse as a unit, unlike the case if two separate Contracts are purchased.

These differences aside, the decision to increase face amount is comparable to the purchase of a second Contract in that it involves a commitment to higher Scheduled Premiums in exchange for greater insurance benefits.

You may increase the face amount of your Contract no earlier than the first anniversary of the Contract. The following conditions must be met:

      (1)   you must ask for the increase in writing on an appropriate form;
      (2)   the amount of the face amount increase must be at least $25,000;
      (3) the insured must supply evidence of insurability for the increase satisfactory to Prudential;
      (4)   if we request, you must send in the Contract to be endorsed;
      (5) the Contract must not be in default on the date the increase takes effect;
      (6)   you must pay an appropriate premium at the time of the increase;
      (7) Prudential has the right to deny more than one increase in a Contract year; and
      (8) if between the Contract Date and the date that your requested increase in face amount would take effect, Prudential has changed any of the bases on which benefits and charges are calculated for newly issued Contracts, then we have the right to deny the increase.

An increase in face amount resulting in a total face amount of at least $100,000 may render the Contract eligible for a select rating if the insured has met strict underwriting requirements and is a non-smoker.

Upon an increase in face amount, Prudential will recompute the Contract's Scheduled Premiums, contingent deferred sales and administrative charges, Tabular values, and monthly deductions from the Contract Fund. You may choose, limited only by applicable state law, whether the recomputation will be made as of the prior or next Contract anniversary. A payment will be required on the date of increase. The amount of the payment will depend, in part, on which Contract anniversary you select for the recomputation. Prudential will tell you the amount of the required payment. It should also be noted that an increase in face amount may cause the Contract to be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 28. Therefore, before increasing the face amount, you should consult with your Prudential representative.

If the increase is approved, the new insurance will take effect once Prudential receives the proper forms, any medical evidence necessary to underwrite the additional insurance, and any amount needed by the company.

We will supply you with pages which show the increased face amount, the effective date of the increase, and the recomputed items described earlier. The pages will also describe how the face amount increase affects various provisions of the Contract. Including a statement that, for the amount of the increase in face amount, the period stated in the INCONTESTABILITY and SUICIDE provisions (see OTHER GENERAL CONTRACT PROVISIONS, page 31) will run from the effective date of the increase.

In order to determine the sales load that will be charged after the increase and upon any subsequent lapse or surrender, the Contract is treated like two separate Contracts. A "base Contract" representing the Contract before the increase and an "incremental Contract" representing the increase viewed as a separate Contract. At the time of the increase, a certain portion of the Contract Fund may be allocated to the incremental Contract as a prepayment of premiums for purposes of the sales load limit. That portion is equal to the Guideline Annual Premium ("GAP") of the incremental Contract divided by the GAP of the entire Contract after the increase. Premium payments made after the increase are also allocated between the base Contract and the incremental Contract for purposes of the sales load limit. A portion of each premium payment after the increase is allocated to the increase based on the GAP for the incremental Contract divided by the GAP for the entire Contract. A monthly deduction equal to 0.5% of the primary annual premium for each part of the Contract (i.e., the base and incremental Contracts, respectively) will be made until each part of the Contract has been inforce for five years, although Prudential reserves the right to continue to make this deduction thereafter. Similarly, the amount, if any, of sales charges upon lapse or surrender and the application of the overall limitation upon sales load, as described in item (a) under SURRENDER OR WITHDRAWAL CHARGES, page 12, will be determined as explained in that section as if there were two Contracts rather than one. Moreover, the contingent deferred administrative charge is also determined as if there were two separate Contracts. Thus, an owner considering an increase in face amount should be aware that such an increase will entail charges, including periodic sales load deductions and contingent deferred sales and administrative charges, comparable to the purchase of a new Contract.

Each Contract owner who elects to increase the face amount of his or her Contract will be granted a "free-look" right which will apply only to the increase in face amount, not the entire Contract. The right is comparable to the right afforded to a purchaser of a new Contract. See SHORT-TERM CANCELLATION RIGHT OR "FREE-LOOK", page 14. The "free-look" right would have to be exercised no later than 45 days after execution of the application for the increase or, if later, within 10 days after either receipt of the Contract as increased or receipt of the withdrawal right notice by the owner. Upon exercise of the "free-look" right, you will receive a refund in the amount of the aggregate premiums paid since the increase was requested and attributable to the increase, not the base Contract, as determined pursuant to the proportional premium allocation rule described earlier. There will be no adjustment for investment experience. All charges deducted after the increase will be reduced to what they would have been had no increase been effected. You may transfer the total amount attributable to the increase in face amount from the subaccounts or the Real Property Account to the fixed-rate option at any time within two years after the increase in face amount.

DECREASES IN FACE AMOUNT

You may make a partial surrender of a Contract (see SURRENDER OF A CONTRACT, page 23) or a partial withdrawal of excess cash surrender value (see WITHDRAWAL OF EXCESS CASH SURRENDER VALUE, page 22). You also have the additional option of decreasing the face amount (which is also the guaranteed minimum death benefit) of your Contract without withdrawing any such surrender value. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed will be able to decrease their amount of insurance protection, and the monthly deductions for the cost of insurance, without decreasing their current cash surrender value. The cash surrender value of the Contract on the date of the decrease will not change, except that an administrative processing fee of $15 may be deducted from that value (unless that fee is separately paid at the time the decrease in face amount is requested). Your Contract Fund value, however, will be reduced by deduction of a proportionate part of the contingent deferred sales and administrative charges, if any. Scheduled Premiums for the Contract will also be proportionately reduced. Contracts with a reduced face amount will be amended to show the new face amount, tabular values, Scheduled Premiums, monthly charges, and, if applicable, the remaining contingent deferred sales and administrative charges.

The minimum permissible decrease is $10,000. A decrease will not be permitted if it causes the face amount of the Contract to drop below the minimum face amount applicable to the Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page
14. A reduction will not be permitted if it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. A Contract is no longer eligible for the select rating if the face amount is reduced below $100,000.

It is important to note, however, that if the face amount is decreased there is a danger the Contract might be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 28. Before requesting any decreases in face amount, you should consult your Prudential representative.

WITHDRAWAL OF EXCESS CASH SURRENDER VALUE

Under certain circumstances, you may withdraw a portion of the Contract's cash surrender value without surrendering the Contract. The withdrawal amount is limited by the requirement that the Contract Fund after withdrawal must not be less than the tabular Contract Fund value. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains inforce.) Because the Contract Fund may be made up in part by an outstanding Contract loan, there is a further limitation that the amount withdrawn may not be larger than an amount sufficient to reduce the cash surrender value to zero. The amount withdrawn must be at least $2,000 under a Form A Contract (in which the death benefit is generally equal to the face-amount of insurance) and at least $500 under a Form B Contract (in which the death benefit varies daily). You may make no more than four withdrawals in each Contract year, and there is an administrative processing fee for each withdrawal equal to the lesser of $15 and 2% of the amount withdrawn. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, Prudential will tell you how much you may withdraw. Withdrawal of part of the cash surrender value may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 28. A temporary need for funds may also be met by making a loan and you should consult your Prudential representative about how best to meet your needs.

Under a Form A Contract, the face amount of insurance is reduced by no more than the withdrawal amount. No partial withdrawal will be permitted under a Form A Contract if it would result in a new face amount of less than the minimum face amount applicable to the insured's Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 14. If the face amount is decreased, there is a danger that the Contract might be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 28. Before making any withdrawal which causes a decrease in face amount, you should consult your Prudential representative. Also, if a withdrawal under a Form A Contract is made before the end of the 10th year, the Contract Fund may be reduced not only by the amount withdrawn but also by a proportionate amount of any surrender charges that would be made if the Contract were surrendered. The proportion is based on the percentage reduction in face amount. Form A Contract owners who make a partial withdrawal will be sent replacement Contract pages showing the new face amount, Scheduled Premiums, maximum surrender charges, Tabular values, and monthly deductions.

Under a Form B Contract, the cash surrender value and Contract Fund value are reduced by the amount of the withdrawal, and the death benefit is reduced accordingly. Neither the face amount of insurance nor the amount of Scheduled Premiums will be changed due to a withdrawal of excess cash surrender value under a Form B Contract. No surrender charges will be assessed for a withdrawal under a Form B Contract.

Withdrawal of part of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may lapse even if Scheduled Premiums continue to be paid when due. This is because, for purposes of determining whether a lapse has occurred, Prudential treats withdrawals as a return of premium.

SURRENDER OF A CONTRACT

You may surrender a Contract, in whole or in part, for its cash surrender value while the insured is living. A partial surrender involves splitting the Contract into two Contracts. One Contract is surrendered for its cash surrender value; the other is continued inforce on the same terms as the original Contract except that premiums will be based on the new face amount. You will be given a new Contract document. The cash surrender value and the guaranteed minimum death benefit of the new Contract will be proportionately reduced based upon the reduction in the face amount of insurance. The new Contract must have a face amount of insurance at least equal to the minimum face amount applicable to the insured. Otherwise a partial surrender is not permitted. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 14.

To surrender a Contract, in whole or in part, you must deliver or mail it, together with a written request in a form that meets Prudential's needs, to a Home Office. The cash surrender value of a surrendered or partially surrendered Contract (taking into account the deferred sales and administrative charges, if any) will be determined as of the end of the valuation period in which such a request is received in a Home Office. Surrender of all or part of a Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 28.

WHEN PROCEEDS ARE PAID

Prudential will generally pay any death benefit, cash surrender value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received at a Home Office. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, Prudential may delay payment of proceeds from the subaccount[s] and the variable portion of the death benefit due under the Contract if the sale or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, and with respect to a Contract inforce as fixed reduced paid-up insurance, Prudential expects to pay the cash surrender value promptly upon request. However, Prudential has the right to delay payment of such cash surrender value for up to six months (or a shorter period if required by applicable law). Prudential will pay interest of at least 3% a year if it delays such a payment for more than 30 days (or a shorter period if required by applicable law).

LIVING NEEDS BENEFIT

You may elect to add the LIVING NEEDS BENEFIT(SM) to your Contract at issue. The benefit may vary by state. There is no charge for adding the benefit to the Contract. However, an administrative charge (not to exceed $150) will be made at the time the LIVING NEEDS BENEFIT is paid.

Subject to state regulatory approval, the LIVING NEEDS BENEFIT allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. One or both of the following options may be available. A Prudential representative should be consulted as to whether additional options may be available.

TERMINAL ILLNESS OPTION. This option is available if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, Prudential will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.

NURSING HOME OPTION. This option is available after the insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Prudential will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.

All or part of the Contract's death benefit may be accelerated under the LIVING NEEDS BENEFIT. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Prudential reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Prudential can furnish details about the amount of LIVING NEEDS BENEFIT that is available to an eligible Contract owner, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the LIVING NEEDS BENEFIT to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the LIVING NEEDS BENEFIT is excluded from income if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a qualified tax adviser before electing to receive this benefit. Receipt of a LIVING NEEDS BENEFIT payment may also affect your eligibility for certain government benefits or entitlements.

HYPOTHETICAL ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES

The following four tables show how a Contract's death benefit and cash surrender values change with the investment experience of the Account. They are "hypothetical" because they are based, in part, upon several assumptions which are described below. All four tables assume the following:

o a Contract with a face amount of $100,000 bought on or after December 31, 1998 by a 35 year old male, select, non-smoker, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract.

o the Scheduled Premium of $894.06 is paid on each Contract anniversary, the deduction for taxes attributable to premiums is 3.25% and no loans are taken.

o the Contract Fund has been invested in equal amounts in each of the 15 available portfolios of the Series Fund and no portion of the Contract Fund has been allocated to the fixed-rate option or the Real Property Account.

The tables are not applicable to Contracts issued on a guaranteed issue basis or to Contracts where the risk classification is on a multiple life basis.

The first table (page T1) assumes a Form A Contract has been purchased and the second table (page T2) assumes a Form B Contract has been purchased. Both assume the current charges will continue for the indefinite future. The third and fourth tables (pages T3 and T4) are based upon the same assumptions except it is assumed that the maximum contractual charges have been made from the beginning. See CONTRACT FEES AND CHARGES, page 10.

Under the Form B Contract, the death benefit changes to reflect investment returns. Under the Form A Contract, the death benefit increases only if the Contract Fund becomes large enough that an increase in death benefit is necessary for the Contract to satisfy the Internal Revenue Code's definition of life insurance. See CONTRACT FORMS, page 14.

Finally, there are four assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other three assumptions are that investment performance will be at a uniform gross annual rate of 4%, 8% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 4%, 8% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values change with investment experience.

The first column in the following four tables (pages T1 through T4) shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the Scheduled Premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next four columns show the death benefit payable in each of the years shown for the four different assumed investment returns. The last four columns show the cash surrender value payable in each of the years shown for the four different assumed investment returns. The cash surrender values in the first 10 years reflect the surrender charges that would be deducted if the Contract were surrendered in those years.


A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Series Fund expenses. The net return reflects average total annual expenses of the 15 portfolios of 0.51%, and the daily deduction from the Contract Fund of 0.60% per year for the tables based on current charges and 0.90% per year for the tables based upon maximum charges. For Contracts with face amounts of less than $100,000, the current charge is 0.90% per year. Thus, assuming maximum charges, gross investment returns of 0%, 4%, 8% and 12% are the equivalent of net investment returns of -1.41%, 2.59%, 6.59% and 10.59%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.51% and will depend on which subaccounts are selected. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Series Fund and under the Contract.


If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 35 year old man, may be useful for a 35 year old man but would be inaccurate if made for insureds of other ages or sex. Your Prudential representative can provide you with a hypothetical illustration for a person of your own age, sex, and rating class.

                                  ILLUSTRATIONS
                                  -------------

                  VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                          FORM A -- FIXED DEATH BENEFIT
                       MALE SELECT PREFERRED ISSUE AGE 35
                        $100,000 GUARANTEED DEATH BENEFIT
                $894.06 MINIMUM INITIAL SCHEDULED PREMIUM (1) (3)
                        USING CURRENT CONTRACTUAL CHARGES

                                                Death Benefit (2)
                             ---------------------------------------------------
                                    Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of
   End of     Accumulated    ---------------------------------------------------
   Policy    at 4% Interest    0% Gross     4% Gross     8% Gross    12% Gross
    Year      Per Year (3)   (-1.11% Net)  (2.89% Net)  (6.89% Net) (10.89% Net)
   ------    --------------  ------------  -----------  ----------- ------------
      1         $    930       $100,000     $100,000     $100,000      $100,000
      2         $  1,897       $100,000     $100,000     $100,000      $100,000
      3         $  2,903       $100,000     $100,000     $100,000      $100,000
      4         $  3,948       $100,000     $100,000     $100,000      $100,000
      5         $  5,036       $100,000     $100,000     $100,000      $100,000
      6         $  6,167       $100,000     $100,000     $100,000      $100,000
      7         $  7,344       $100,000     $100,000     $100,000      $100,000
      8         $  8,568       $100,000     $100,000     $100,000      $100,000
      9         $  9,840       $100,000     $100,000     $100,000      $100,000
     10         $ 11,164       $100,000     $100,000     $100,000      $100,000
     15         $ 18,618       $100,000     $100,000     $100,000      $100,000
     20         $ 27,688       $100,000     $100,000     $100,000      $100,000
     25         $ 38,723       $100,000     $100,000     $100,000      $138,998
 30 (Age 65)    $ 52,149       $100,000     $100,000     $100,000      $207,409
     35         $ 81,214       $100,000     $100,000     $117,930      $307,047
     40         $116,576       $100,000     $100,000     $149,366      $454,379
     45         $159,600       $100,000     $100,000     $188,628      $674,598

                             Cash Surrender Value (2)
             ----------------------------------------------------
                    Assuming Hypothetical Gross (and Net)
                        Annual Investment Return of
   End of    ----------------------------------------------------
   Policy      0% Gross     4% Gross     8% Gross     12% Gross
    Year     (-1.11% Net)  (2.89% Net)  (6.89% Net)  (10.89% Net)
   ------    ------------  -----------  -----------  ------------
      1         $     0      $     0     $      0      $      0
      2         $   319      $   399     $    482      $    567
      3         $   835      $   991     $  1,157      $  1,332
      4         $ 1,338      $ 1,594     $  1,873      $  2,176
      5         $ 1,826      $ 2,207     $  2,632      $  3,107
      6         $ 2,555      $ 3,086     $  3,695      $  4,392
      7         $ 3,275      $ 3,982     $  4,816      $  5,796
      8         $ 3,976      $ 4,887     $  5,990      $  7,323
      9         $ 4,662      $ 5,803     $  7,223      $  8,988
     10         $ 5,332      $ 6,731     $  8,520      $ 10,806
     15         $ 7,519      $10,625     $ 15,202      $ 21,959
     20         $ 9,657      $15,211     $ 24,678      $ 40,928
     25         $11,178      $20,064     $ 37,648      $ 72,515
 30 (Age 65)    $11,112      $24,291     $ 54,963      $123,342
     35         $27,690      $39,959     $ 78,735      $204,997
     40         $41,865      $56,982     $110,069      $334,836
     45         $52,897      $75,999     $150,425      $537,972

(1) If premiums are paid more frequently than annually, the initial payments would be $456.85 semi-annually, $231.52 quarterly or $78.55 monthly. The ultimate payments would be $2,411.37 semi-annually, $1,218.60 quarterly or $410.34 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)   Assumes no Contract loan has been made.

(3) For a hypothetical gross investment return of 0%, the second Scheduled Premium will be $4,726.61. For a gross return of 4%, the second Scheduled Premium will be $3,154.09. For a gross return of 8%, the second Scheduled Premium will be $894.06. For a gross return of 12%, the second Scheduled Premium will be $894.06. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Prudential or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                                                              T1

                  VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                        FORM B -- VARIABLE DEATH BENEFIT
                       MALE SELECT PREFERRED ISSUE AGE 35
                        $100,000 GUARANTEED DEATH BENEFIT
                $894.06 MINIMUM INITIAL SCHEDULED PREMIUM (1) (3)
                        USING CURRENT CONTRACTUAL CHARGES

                                             Death Benefit (2)
                             ---------------------------------------------------
                                    Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of
   End of     Accumulated    ---------------------------------------------------
   Policy    at 4% Interest    0% Gross     4% Gross     8% Gross    12% Gross
    Year      Per Year (3)   (-1.11% Net)  (2.89% Net)  (6.89% Net) (10.89% Net)
   ------    --------------  ------------  -----------  ----------- ------------

      1         $    930       $100,000     $100,019     $100,048      $100,076
      2         $  1,897       $100,000     $100,036     $100,119      $100,204
      3         $  2,903       $100,000     $100,049     $100,215      $100,390
      4         $  3,948       $100,000     $100,061     $100,340      $100,643
      5         $  5,036       $100,000     $100,072     $100,498      $100,972
      6         $  6,167       $100,000     $100,132     $100,741      $101,438
      7         $  7,344       $100,000     $100,191     $101,024      $102,004
      8         $  8,568       $100,000     $100,252     $101,353      $102,683
      9         $  9,840       $100,000     $100,314     $101,731      $103,489
     10         $ 11,164       $100,000     $100,379     $102,161      $104,437
     15         $ 18,618       $100,000     $100,850     $105,378      $112,047
     20         $ 27,688       $100,000     $102,210     $111,516      $127,423
     25         $ 38,723       $100,000     $104,783     $121,840      $155,845
 30 (Age 65)    $ 52,149       $100,000     $108,983     $137,855      $205,555
     35         $ 83,472       $100,000     $110,700     $142,805      $300,279
     40         $121,582       $100,000     $114,132     $154,710      $444,523
     45         $167,949       $100,000     $119,728     $176,227      $660,109

                              Cash Surrender Value (2)
             ----------------------------------------------------
                     Assuming Hypothetical Gross (and Net)
                         Annual Investment Return of
   End of    ----------------------------------------------------
   Policy      0% Gross     4% Gross     8% Gross     12% Gross
    Year     (-1.11% Net)  (2.89% Net)  (6.89% Net)  (10.89% Net)
   ------    ------------  -----------  -----------  ------------

      1          $     0      $     0     $      0      $      0
      2          $   270      $   351     $    434      $    519
      3          $   790      $   946     $  1,112      $  1,287
      4          $ 1,311      $ 1,568     $  1,847      $  2,150
      5          $ 1,835      $ 2,216     $  2,642      $  3,116
      6          $ 2,576      $ 3,107     $  3,716      $  4,413
      7          $ 3,300      $ 4,007     $  4,840      $  5,820
      8          $ 4,007      $ 4,917     $  6,018      $  7,348
      9          $ 4,697      $ 5,837     $  7,254      $  9,012
     10          $ 5,369      $ 6,767     $  8,549      $ 10,825
     15          $ 7,589      $10,689     $ 15,217      $ 21,886
     20          $ 9,739      $15,274     $ 24,580      $ 40,487
     25          $11,256      $20,053     $ 37,110      $ 71,115
 30 (Age 65      $11,189      $23,983     $ 52,854      $120,555
     35          $27,747      $41,001     $ 73,106      $200,478
     40          $41,874      $58,959     $ 99,537      $327,573
     45          $52,874      $77,255     $133,754      $526,417

(1) If premiums are paid more frequently than annually, the initial payments would be $456.85 semi-annually, $231.52 quarterly or $78.55 monthly. The ultimate payments would be $2,411.37 semi-annually, $1,218.60 quarterly or $410.34 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)   Assumes no Contract loan has been made.

(3) For a hypothetical gross investment return of 0%, the second Scheduled Premium will be $4,726.61. For a gross return of 4%, the second Scheduled Premium will be $3,555. For a gross return of 8%, the second Scheduled Premium will be $894.06. For a gross return of 12%, the second Scheduled Premium will be $894.06. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Prudential or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                                                              T2

                  VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                          FORM A -- FIXED DEATH BENEFIT
                       MALE SELECT PREFERRED ISSUE AGE 35
                        $100,000 GUARANTEED DEATH BENEFIT
                $894.06 MINIMUM INITIAL SCHEDULED PREMIUM (1) (3)
                        USING MAXIMUM CONTRACTUAL CHARGES

                                             Death Benefit (2)
                             ---------------------------------------------------
                                    Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of
   End of     Accumulated    ---------------------------------------------------
   Policy    at 4% Interest    0% Gross     4% Gross     8% Gross    12% Gross
    Year      Per Year (3)   (-1.41% Net)  (2.59% Net)  (6.59% Net) (10.59% Net)
   ------    --------------  ------------  -----------  ----------- ------------

      1         $    930       $100,000     $100,000     $100,000      $100,000
      2         $  1,897       $100,000     $100,000     $100,000      $100,000
      3         $  2,903       $100,000     $100,000     $100,000      $100,000
      4         $  3,948       $100,000     $100,000     $100,000      $100,000
      5         $  5,036       $100,000     $100,000     $100,000      $100,000
      6         $  6,167       $100,000     $100,000     $100,000      $100,000
      7         $  7,344       $100,000     $100,000     $100,000      $100,000
      8         $  8,568       $100,000     $100,000     $100,000      $100,000
      9         $  9,840       $100,000     $100,000     $100,000      $100,000
     10         $ 11,164       $100,000     $100,000     $100,000      $100,000
     15         $ 18,618       $100,000     $100,000     $100,000      $100,000
     20         $ 27,688       $100,000     $100,000     $100,000      $100,000
     25         $ 38,723       $100,000     $100,000     $100,000      $107,633
 30 (Age 65)    $ 52,149       $100,000     $100,000     $100,000      $154,438
     35         $ 90,072       $100,000     $100,000     $100,000      $216,431
     40         $136,211       $100,000     $100,000     $106,656      $301,525
     45         $192,347       $100,000     $100,000     $139,489      $417,688

                              Cash Surrender Value (2)
             ----------------------------------------------------
                     Assuming Hypothetical Gross (and Net)
                         Annual Investment Return of
   End of    ----------------------------------------------------
   Policy      0% Gross     4% Gross     8% Gross     12% Gross
    Year     (-1.41% Net)  (2.59% Net)  (6.59% Net)  (10.59% Net)
   ------    ------------  -----------  -----------  ------------

      1           $    0      $     0     $      0      $      0
      2           $  268      $   346     $    427      $    511
      3           $  752      $   903     $  1,064      $  1,234
      4           $1,217      $ 1,464     $  1,733      $  2,025
      5           $1,663      $ 2,027     $  2,435      $  2,891
      6           $2,293      $ 2,798     $  3,378      $  4,043
      7           $2,908      $ 3,574     $  4,362      $  5,291
      8           $3,499      $ 4,349     $  5,382      $  6,636
      9           $4,066      $ 5,122     $  6,441      $  8,087
     10           $4,608      $ 5,889     $  7,538      $  9,655
     15           $5,944      $ 8,660     $ 12,714      $ 18,767
     20           $6,230      $10,837     $ 18,922      $ 33,120
     25           $4,737      $11,564     $ 25,978      $ 56,152
 30 (Age 65)      $  167      $ 9,306     $ 33,485      $ 91,841
     35           $8,258      $21,690     $ 52,383      $144,498
     40           $8,658      $30,563     $ 78,596      $222,197
     45           $    0      $31,475     $111,239      $333,094

(1) If premiums are paid more frequently than annually, the payments would be $456.85 semi-annually, $231.52 quarterly or $78.55 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)   Assumes no Contract loan has been made.

(3) For a hypothetical gross investment return of 0%, the premium after age 65 will be $4,726.61; for a gross return of 4% the premium after age 65 will be $4,726.61; for a gross return of 8% the premium after age 65 will be $2,913.62; for a gross return of 12% the premium after age 65 will be $894.06. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Prudential or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                                                              T3

                  VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                        FORM B -- VARIABLE DEATH BENEFIT
                       MALE SELECT PREFERRED ISSUE AGE 35
                        $100,000 GUARANTEED DEATH BENEFIT
                $894.06 MINIMUM INITIAL SCHEDULED PREMIUM (1) (3)
                        USING MAXIMUM CONTRACTUAL CHARGES

                                                Death Benefit (2)
                             ---------------------------------------------------
                                    Assuming Hypothetical Gross (and Net)
                Premiums                 Annual Investment Return of
   End of     Accumulated    ---------------------------------------------------
   Policy    at 4% Interest    0% Gross     4% Gross     8% Gross    12% Gross
    Year      Per Year (3)   (-1.41% Net)  (2.59% Net)  (6.59% Net) (10.59% Net)
   ------    --------------  ------------  -----------  ----------- ------------

      1         $    930       $100,000     $100,000     $100,020      $100,048
      2         $  1,897       $100,000     $100,000     $100,056      $100,139
      3         $  2,903       $100,000     $100,000     $100,110      $100,279
      4         $  3,948       $100,000     $100,000     $100,183      $100,474
      5         $  5,036       $100,000     $100,000     $100,277      $100,730
      6         $  6,167       $100,000     $100,000     $100,394      $101,055
      7         $  7,344       $100,000     $100,000     $100,534      $101,456
      8         $  8,568       $100,000     $100,000     $100,701      $101,943
      9         $  9,840       $100,000     $100,000     $100,897      $102,525
     10         $ 11,164       $100,000     $100,000     $101,122      $103,212
     15         $ 18,618       $100,000     $100,000     $102,781      $108,677
     20         $ 27,688       $100,000     $100,000     $105,557      $119,075
     25         $ 38,723       $100,000     $100,000     $109,792      $137,410
 30 (Age 65)    $ 52,149       $100,000     $100,000     $115,804      $168,243
     35         $ 90,072       $100,000     $100,000     $120,690      $199,356
     40         $136,211       $100,000     $100,000     $129,815      $272,613
     45         $192,347       $100,000     $100,000     $144,715      $379,651

                                 Cash Surrender Value (2)
             ----------------------------------------------------
                     Assuming Hypothetical Gross (and Net)
                         Annual Investment Return of
   End of    ----------------------------------------------------
   Policy      0% Gross     4% Gross     8% Gross     12% Gross
    Year     (-1.41% Net)  (2.59% Net)  (6.59% Net)  (10.59% Net)
   ------    ------------  -----------  -----------  ------------

      1           $    0      $     0     $      0      $      0
      2           $  213      $   291     $    372      $    455
      3           $  696      $   847     $  1,007      $  1,176
      4           $1,176      $ 1,422     $  1,690      $  1,981
      5           $1,652      $ 2,016     $  2,421      $  2,874
      6           $2,290      $ 2,792     $  3,369      $  4,030
      7           $2,905      $ 3,568     $  4,350      $  5,272
      8           $3,496      $ 4,342     $  5,366      $  6,608
      9           $4,063      $ 5,114     $  6,420      $  8,048
     10           $4,605      $ 5,881     $  7,510      $  9,600
     15           $5,941      $ 8,649     $ 12,620      $ 18,516
     20           $6,227      $10,824     $ 18,621      $ 32,139
     25           $4,734      $11,549     $ 25,062      $ 52,680
 30 (Age 65)      $  164      $ 9,288     $ 30,804      $ 83,243
     35           $8,255      $21,666     $ 50,991      $129,657
     40           $8,655      $30,529     $ 74,642      $200,891
     45           $    0      $31,419     $102,242      $302,761

(1) If premiums are paid more frequently than annually, the payments would be $456.85 semi-annually, $231.52 quarterly or $78.55 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)   Assumes no Contract loan has been made.

(3) For a hypothetical gross investment return of 0%, the premium after age 65 will be $4,726.61; for a gross return of 4% the premium after age 65 will be $4,726.61; for a gross return of 8% the premium after age 65 will be $3,885.07; for a gross return of 12% the premium after age 65 will be $1,092.89. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 4%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Prudential or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                                                              T4

CONTRACT LOANS

You may borrow from Prudential up to the "loan value" of the Contract, using the Contract as the only security for the loan. The loan value is equal to (1) 90% of an amount equal to the portion of the Contract Fund value attributable to the variable investment options and to any prior loan[s] supported by the variable investment options, minus the portion of any charges attributable to variable investment options that would be payable upon an immediate surrender; plus (2) 100% of an amount equal to the portion of the Contract Fund value attributable to the fixed-rate option and to any prior loan[s] supported by the fixed-rate option, minus the portion of any charges attributable to the fixed-rate option that would be payable upon an immediate surrender. The minimum amount that may be borrowed at any one time is $200 unless the proceeds are used to pay premiums on the Contract.

If you request a loan you may choose one of two interest rates. You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%. Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to variable interest loan provision, or vice-versa, with Prudential's consent.


If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate Prudential determines at the start of each Contract year (instead of at the fixed 5.5% rate). This interest rate will not exceed the greatest of (1) the "Published Monthly Average" for the calendar month ending two months before the calendar month of the Contract anniversary;
(2) 5%; or (3) the rate permitted by law in the state of issue of the Contract. The "Published Monthly Average" means Moody's Corporate Bond Yield Average " Monthly Average Corporates, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 1999 ranged from 6.76% to 7.93%.

Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The "Contract debt" is the principal amount of all outstanding loans plus any interest accrued thereon. If at any time the Contract debt exceeds what the cash surrender value would be if there were no Contract debt, Prudential will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to reduce it to below the cash surrender value and thus keep the Contract inforce. If you fail to keep the Contract inforce, the amount of unpaid Contract debt will be treated as a distribution which may be taxable. See LAPSE AND REINSTATEMENT, page 27, and TAX TREATMENT OF CONTRACT BENEFITS, page 28.


When a loan is made, an amount equal to the loan proceeds (the "loan amount") is transferred out of the subaccounts and the Real Property Account (collectively, the "variable investment options"), and/or the fixed-rate option to Prudential's general account. The investment options will normally be reduced proportionally based on their balances at the time the loan is made. The loan amount is treated as part of the Contract Fund. While a fixed-rate (5.5%) loan is outstanding, the loan amount will be credited with the daily equivalent of an annual return of 4% rather than with the actual rate of return of the variable options or the fixed-rate option. While a loan made pursuant to the variable loan interest rate provision is outstanding, the loan amount will be credited with the daily equivalent of a rate that is 1% less than the loan interest rate for the Contract year. If a loan remains outstanding at a time Prudential fixes a new rate, the new interest rate will apply. When the loan is repaid, the repayment is made to the investment options. The loan repayment is first divided between the variable options as a group and the fixed-rate option in the same proportions used for the transfer at the time the loan was made. The portion of the loan repayment allocated to the variable options as a group is divided among those options proportionately based on their balances at the time of loan repayment. The portion of the loan repayment allocated to the fixed-rate option will be credited with the lesser of the current rate applicable to new premium payments and the current rate applicable to the portion of the fixed-rate option from which the loan was made.

Choosing the variable rate option may mean a higher outlay of cash when interest payments are made or when the loan is repaid, but it may also result in a greater increase in the Contract Fund value.

A loan will not affect the amount of the premiums due. Should the death benefit become payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the death benefit or the cash surrender value. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See TAX TREATMENT OF CONTRACT BENEFITS, page 28.

A loan will have an effect on a Contract's cash surrender value and may have an effect on the death benefit, even if the loan is fully repaid, because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the loan balance while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made. A loan that is repaid will not have any effect upon the guaranteed minimum death benefit.


LAPSE AND REINSTATEMENT

As explained earlier, if Scheduled Premiums are paid on or before each due date, or within the grace period after each due date, and there are no withdrawals or outstanding loans, a Contract will remain inforce even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain inforce as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the following Monthly Date. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains inforce.) This could occur because of such factors as favorable investment experience, deduction of current rather than maximum charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract inforce, the Contract will go into default. Should this happen, Prudential will send the Contract owner a notice of default setting forth the payment necessary to keep the Contract inforce on a premium paying basis. This payment must be received at a Home Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 28.

Neither transfers nor reallocations of premium payments may be made if a Contract is in default.

A Contract that has lapsed may be reinstated within five years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Prudential requires renewed evidence of insurability, and submission of certain payments due under the Contract.

If your Contract does lapse, it will still provide some benefits. You can receive the cash surrender value by making a request of Prudential prior to the end of the 61 day grace period. You may also choose one of the three forms of insurance described below for which no further premiums are payable.

1. FIXED EXTENDED TERM INSURANCE. The amount of insurance that would have been paid on the date of default will continue for a stated period of time. You will be told in writing how long that will be. The insurance amount will not change. There will be a diminishing cash surrender value but no loan value. Extended term insurance is not available to insureds in high risk classifications or under Contracts issued in connection with tax-qualified pension plans.

2. FIXED REDUCED PAID-UP INSURANCE. This insurance continues for the lifetime of the insured but at an insurance amount that is lower than that provided by fixed extended term insurance. It will increase in amount only if dividends are paid and it will decrease only if you take a Contract loan. Upon request, we will tell you what the amount of insurance will be. Fixed paid-up insurance has a cash surrender value and a loan value both of which will gradually increase in value. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See TAX TREATMENT OF CONTRACT BENEFITS, page 28.

3. VARIABLE REDUCED PAID-UP INSURANCE. This is similar to fixed paid-up insurance and will initially be in the same amount. The Contract Fund will continue to vary to reflect the experience of the selected investment options. There will be a new guaranteed minimum death benefit. Loans will be available subject to the same rules that apply to premium-paying Contracts.

Variable paid-up insurance is not available to insureds in high risk rating classes or if the new guaranteed amount is less than $5,000. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See TAX TREATMENT OF CONTRACT BENEFITS, page 28.

WHAT HAPPENS IF NO REQUEST IS MADE? Except in the two situations described below, if no request is made the "automatic option" will be fixed extended term insurance. If fixed extended term insurance is not available to the insured, then fixed reduced paid-up insurance will be provided. However, if variable reduced paid-up insurance is available and the amount is at least as great as the amount of fixed extended term insurance, then the automatic option will be variable reduced paid-up insurance. This could occur if the Contract lapses and there is a Contract debt outstanding.


SUBSTITUTION OF SERIES FUND SHARES

Although Prudential believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, Prudential may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, may be required. Contract owners will be notified of any such substitution.

REPORTS TO CONTRACT OWNERS


Once each Contract year (except where the Contract is inforce as fixed extended term insurance or fixed reduced paid-up insurance), Prudential will send you a statement that provides certain information pertinent to your own Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract. On request, you will be sent a current statement in a form similar to that of the annual statement described above, but Prudential may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.


You will also receive, usually at the end of February, an annual report of the operations of the Series Fund. That report will list the investments held in each portfolio and include audited financial statements for the Series Fund. A semi-annual report with similar unaudited information will be sent to you, usually at the end of August.

TAX TREATMENT OF CONTRACT BENEFITS

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

TREATMENT AS LIFE INSURANCE. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see TAXATION OF THE FUND in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

      o you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract,


      o the Contract's death benefit will be income tax free to your beneficiary.


Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

PRE-DEATH DISTRIBUTIONS. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

      CONTRACTS NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS.

      o If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

      o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

      o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

      o Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

      MODIFIED ENDOWMENT CONTRACTS.

      o The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of scheduled premiums are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract. You should first consult a qualified tax adviser and your Prudential representative if you are contemplating any of these steps.


      o If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludable from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.


      o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of youR becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

      o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

WITHHOLDING. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

OTHER TAX CONSIDERATIONS. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

BUSINESS-OWNED LIFE INSURANCE. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

TAX-QUALIFIED PENSION PLANS


You may acquire the Contract to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code. We will issue such a Contract with a minimum face amount of $10,000, and with increases and decreases in face amount in minimum increments of $10,000. The monthly charge for anticipated mortality costs and the scheduled premiums will be the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity contracts sold to tax-qualified pension plans. We will give illustrations showing premiums and charges if you wish to fund a tax-qualified pension plan. Only certain riders are available for a Contract issued in connection with a tax-qualified pension plan. Fixed reduced paid-up insurance and payment of the cash surrender value are the only options on lapse available for a Contract issued in connection with a tax-qualified pension plan. See LAPSE AND REINSTATEMENT, page 27. Finally, a Contract issued in connection with a tax-qualified pension plan may not invest in the Real Property Account.

You should consult a qualified tax advisor before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.


RIDERS

Contract owners may be able to obtain additional fixed benefits which may increase the Scheduled Premium. If they do cause an increase in the Scheduled Premium, they will be charged for by making monthly deductions from the Contract Fund. These optional insurance benefits will be described in what is known as a "rider" to the Contract. One rider pays an additional amount if the insured dies in an accident. Another waives certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay an additional amount if the insured dies within a stated number of years after issue; similar benefits may be available if the insured's spouse or child should die. The amounts of these benefits are fully guaranteed at issue; they do not depend on the performance of the Account, although they will no longer be available if the Contract lapses. Certain restrictions may apply; they are clearly described in the applicable rider.

Under other riders, which provide a fixed amount of term insurance in exchange for increasing total scheduled annual premiums, the amount payable upon death of the insured may be substantially increased for a given total initial annual premium. The rider may be appropriate for Contract owners who reasonably expect their incomes to increase regularly so that they will be able to afford the increasing scheduled annual premiums or who may be willing to rely upon their future Contract Fund values to prevent the Contract from lapsing in later years.

Any Prudential representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Prudential upon written request.

PARTICIPATION IN DIVISIBLE SURPLUS

The Contract is eligible to be credited part of Prudential's divisible surplus attributable to the Contracts, as determined by Prudential's Board of Directors. That determination is made every year, with respect to the insurance contracts issued by Prudential. However, Prudential does not expect to credit any dividends upon these Contracts because favorable investment performance will be reflected in Contract values and because Prudential intends, if experience indicates that current charges will be greater than needed to cover expenses, to reduce those charges further so that there will be no source of distributable surplus attributable to these Contracts.

OTHER GENERAL CONTRACT PROVISIONS

ASSIGNMENT. This Contract may not be assigned if the assignment would violate any federal, state, or local law or regulation. Generally, the Contract may not be assigned to an employee benefit plan or program without Prudential's consent. Prudential assumes no responsibility for the validity or sufficiency of any assignment, and it will not be obligated to comply with any assignment unless it has received a copy at a Home Office.

BENEFICIARY. You designate and name your beneficiary in the application. Thereafter, you may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

INCONTESTABILITY. We will not contest the Contract after it has been inforce during the insured's lifetime for two years from the issue date except when any change is made in the Contract that requires Prudential's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.

MISSTATEMENT OF AGE OR SEX. If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Prudential will adjust the death benefits payable, as required by law, to reflect the correct age and sex. Any death benefit will be based on what the most recent charge for mortality would have provided at the correct age and sex.

SETTLEMENT OPTIONS. The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Prudential representative authorized to sell this Contract can explain these options upon request.

SUICIDE EXCLUSION. Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, Prudential will pay no more under the Contract than the sum of the premiums paid. If the insured, whether sane or insane, dies by suicide within two years from the effective date of an increase in the face amount of insurance, Prudential will pay, with respect to the amount of the increase, no more than the sum of the Scheduled Premiums attributable to the increase.

PAYING PREMIUMS BY PAYROLL DEDUCTION

In addition to the annual, semi-annual, quarterly and monthly premium payment modes, a payroll budget method of paying premiums may also be available under certain Contracts. The employer generally deducts the necessary amounts from employee paychecks and sends premium payments to Prudential monthly. Some Contracts sold using the payroll budget method may be eligible for a guaranteed issue program under which the initial minimum death benefit is $25,000 and the Contracts are based on unisex mortality tables. Any Prudential representative authorized to sell this Contract can provide further details concerning the payroll budget method of paying premiums.

UNISEX PREMIUMS AND BENEFITS

The Contract generally uses mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on a blended unisex rate, whether the insured is male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Prudential may offer the Contract with unisex mortality rates to employers and employee organizations.

SALES TO PERSONS 14 YEARS OF AGE OR YOUNGER


Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the face amount of insurance will automatically be increased on the Contract anniversary after the insured's 21st birthday to 150% of the initial face amount, so long as the Contract is not then in default. The death benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. See HOW A FORM A (LEVEL) CONTRACT'S DEATH BENEFIT WILL VARY, page 19 and HOW A FORM B

(VARIABLE) CONTRACT'S DEATH BENEFIT WILL VARY, page 20. This increase in death benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. See item (b) under MONTHLY DEDUCTIONS FROM CONTRACT FUND, page 11. The automatic increase in the face amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract. A Contract owner should consult his or her Prudential representative before making unscheduled premium payments.

EXCHANGE OF FIXED-DOLLAR CONTRACT TO VARIABLE CONTRACT

Prudential may, on a non-discriminatory basis, permit the owner of an APPRECIABLE LIFE insurance policy issued by Prudential (an APPRECIABLE LIFE policy is a general account, universal life type policy with guaranteed minimum values) to exchange his or her policy for a comparable Variable APPRECIABLE LIFE Contract with the same Contract Date, Scheduled Premiums, and Contract Fund. No charge will be made for the exchange. There is no new "free-look" right when an APPRECIABLE LIFE insurance policy owner elects to exchange his or her policy for a comparable Variable APPRECIABLE LIFE Contract.

SALE OF THE CONTRACT AND SALES COMMISSIONS

Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below.

Where the insured is less than 60 years of age, the representative will generally receive a commission of no more than: (1) 50% of the Scheduled Premiums for the first year; (2) 6% of the Scheduled Premiums for the second through 10th years; and (3) 2% of the Scheduled Premiums thereafter. For insureds over 59 years of age, the commission will be lower. The representative may be required to return all or part of the first year commission if the Contract is not continued through the second year. Representatives with less than three years of service may be paid on a different basis. Representatives who meet certain productivity, profitability, and persistency standards with regard to the sale of the Contract will be eligible for additional compensation.

STATE REGULATION

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Prudential is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Prudential is required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

EXPERTS


The consolidated financial statements of Prudential and its subsidiaries as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 and the financial statements of the Account as of December 31, 1999 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Pamela A. Schiz, FSA, MAAA, Actuarial Director of Prudential, whose opinion is filed as an exhibit to the registration statement.


LITIGATION AND REGULATORY PROCEEDINGS

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Our pending legal and regulatory actions include proceedings specific to us and proceedings generally applicable to business practices in the industries in which we operate. In our insurance operations, we are subject to class actions and individual suits involving a variety of issues, including sales practices, claims payment, coverage obligations, premium charges for policies paid on a periodic basis and other fees and denial of benefit matters and, with respect to property and casualty products, "redlining" or impermissible discrimination among customers and method of determining coverage and claims payment. In our asset management operations, we are subject to litigation involving commercial disputes with counterparties or partners and class actions and individual suits alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products, recommended unsuitable products to customers, mishandled customer accounts, charged excessive fees and breached fiduciary duties to customers. In our securities operations, we are subject to class actions and individual suits, arbitrations and other actions arising out of our retail brokerage, account management, underwriting, investment banking and other activities, including claims of improper or inadequate disclosure regarding investments, recommending unsuitable investments and excessive or unauthorized trading. We are a defendant in, or are contractually responsible to third parties for, class action and individual litigation including various claims arising from businesses that we are winding down or have divested. With respect to our discontinued healthcare operations, we are subject to litigation including class action and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, contract disputes with provider groups, class actions challenging practices of our former managed care operations, and coordination of benefits with other carriers. In some of our pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

Our litigation is subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that our results of operations or cash flow, in a particular quarterly or annual period, could be materially affected by an ultimate unfavorable outcome of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate resolution of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on our financial position. See Note 15 of Notes to Consolidated Financial Statements, which Note is incorporated by this reference.

ADDITIONAL INFORMATION

Prudential has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, or by telephoning (800) SEC-0330, upon payment of a prescribed fee.

Further information may also be obtained from Prudential. Its address and telephone number are on the inside front cover of this prospectus.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Prudential and its subsidiaries, which should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.

                      DIRECTORS AND OFFICERS OF PRUDENTIAL
                             DIRECTORS OF PRUDENTIAL

FRANKLIN E. AGNEW--Director since 1994 (current term expires April, 2005). Member, Committee on Finance & Dividends; Member, Corporate Governance Committee. Business consultant since 1987. Chief Financial Officer, H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Erie Plastics Corporation. Age 65. Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERIC K. BECKER--Director since 1994 (current term expires April, 2005). Member, Auditing Committee; Member, Corporate Governance Committee. President, Wilentz Goldman and Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 64. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

GILBERT F. CASELLAS--Director since 1998 (current term expires April, 2003). Member, Compensation Committee. President and Chief Operating Officer, The Swarthmore Group, Inc. since 1999. Partner, McConnell Valdes, LLP in 1998. Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998. Age
47. Address: 1646 West Chester Pike, Suite 3, West Chester, PA 19382.

JAMES G. CULLEN--Director since 1994 (current term expires April, 2001). Member, Compensation Committee; Member, Committee on Business Ethics. President & Chief Operating Officer, Bell Atlantic Corporation, since 1998. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. President, Bell Atlantic Corporation from 1993 to 1995. Mr. Cullen is also a director of Bell Atlantic Corporation and Johnson & Johnson. Age 57. Address: 1310 North Court House Road, 11th Floor, Alexandria, VA 22201.

CAROLYNE K. DAVIS--Director since 1989 (current term expires April, 2001). Member, Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor since 1997. Health Care Advisor, Ernst & Young, LLP from 1985 to 1997. Dr. Davis is also a director of Beckman Coulter Instruments, Inc., Merck & Co., Inc., Minimed Incorporated, Science Applications International Corporation, and Beverley Enterprises. Age 68. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

ROGER A. ENRICO--Director since 1994 (current term expires April, 2002). Member, Committees on Nominations & Corporate Governance; Member, Compensation Committee. Chairman and Chief Executive Officer, PepsiCo, Inc. since 1996. Mr. Enrico originally joined PepsiCo, Inc. in 1971. Mr. Enrico is also a director of A.H. Belo Corporation, Target Corporation, and Electronic Data Systems. Age 55.
Address: 700 Anderson Hill Road, Purchase, NY 10577.

ALLAN D. GILMOUR--Director since 1995 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of Whirlpool Corporation, MediaOne Group, Inc., The Dow Chemical Company and DTE Energy Company. Age 65. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

WILLIAM H. GRAY III--Director since 1991 (current term expires April, 2004). Chairman, Committees on Nominations & Corporate Governance. Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of Chase Manhattan Corporation, Chase Manhattan Bank, Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Warner-Lambert Company, CBS Corporation, Electronic Data Systems, and Ezgov.com, Inc. Age 58. Address: 8260 Willow Oaks Corp. Drive, Fairfax,VA 22031-4511.

JON F. HANSON--Director since 1991 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Business Ethics. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director of James E. Hanson Management Company, Neumann Distributors, Inc., United Water Resources, and Consolidated Delivery and Logistics. Age 63. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER--Director since 1997 (current term expires April, 2001). Member, Compensation Committee. Chairman and Chief Executive Officer, Owens Corning since 1992. Senior Vice President and Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Mr. Hiner is also a director of Dana Corporation, Owens Corning, and Kohler, Co. Age 65. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER--Director since 1994 (current term expires April, 2002). Member, Auditing Committee; Member, Committees on Nominations & Corporate Governance. Guest Scholar, The Brookings Institution since 1993. Ms. Horner is also a director of Foster Wheeler Corporation, Ingersoll-Rand Company, and Pfizer, Inc. Age 58. Address: 1775 Massachusetts Ave., N.W. Washington, D.C. 20036-2188.

GAYNOR N. KELLEY--Director since 1997 (current term expires April, 2001). Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, The Perkin Elmer Corporation from 1990 to 1996. Mr. Kelley is also a director of Hercules Incorporated and Alliant Techsystems. Age 68. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL--Director since 1978 (current term expires April, 2002). Chairman, Investment Committee; Member, Executive Committee; Member, Committee on Finance & Dividends. Professor of Economics, Princeton University, since 1988. Dr. Malkiel is also a director of Banco Bilbao Vizcaya Gestinova, Baker Fentress & Company, The Jeffrey Company, Select Sector SPDR Trusts, and Vanguard Group, Inc. Age 67. Address: Princeton University, Department of Economics, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN--Chairman of the Board Chief Executive Officer and President of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Bank from 1990 to 1994, with Chase since 1972. Age 57. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F.S. SCHMERTZ--Director since 1997 (current term expires April, 2004). Member, Audit Committee. Principal, Investment Strategies International since 1994. Age 65. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

CHARLES R. SITTER--Director since 1995 (current term expires April, 2003). Member, Committee on Finance & Dividend; Member, Investment Committee. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957. Age 69. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI--Director since 1995 (current term expires April, 2003). Member, Compensation Committee; Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. President and Chief Executive Officer, Continental Grain Company from 1988 to 1994. Age 68 Address: 47 East South Temple, #501, Salt Lake City, UT 84150.

RICHARD M. THOMSON--Director since 1976 (current term expires April, 2004). Chairman, Executive Committee; Chairman, Compensation Committee. Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998. Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of CGC, Inc., INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, Canadian Occidental Petroleum Ltd., The Toronto-Dominion Bank, Ontario Power Generation, Inc., Canada Pension Plan Investment Board, and TrizecHahn Corporation. Age 66. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada.

JAMES A. UNRUH--Director since 1996 (current term expires April, 2004). Member, Committees on Nominations & Corporate Governance; Member, Investment Committee. Founding Member, Alerion Capital Group, LLC since 1998. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Moss Software, Inc. Age 59. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

P. ROY VAGELOS, M.D.--Director since 1989 (current term expires April, 2001). Chairman, Auditing Committee; Member, Executive Committee; Member, Committees on Nominations & Corporate Governance. Chairman, Regeneron Pharmaceuticals since 1995. Chairman, Advanced Medicines, Inc. since 1997. Chairman, Chief Executive Officer and President, Merck & Co., Inc. from 1986 to 1995. Dr. Vagelos originally joined Merck in 1975. Dr. Vagelos is also a director of The Estee Lauder Companies, Inc. and PepsiCo., Inc. Age 70. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS--Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Auditing Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Counselor at Law, Picco Herbert Kennedy (law firm) from 1990 to 1998. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 66.
Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER--Director since 1988 (current term expires April, 2004). Chairman, Committee on Finance & Dividends; Member, Executive Committee; Member, Committee on Nominations & Corporate Governance. Consultant since 1997. Chairman and Chief Executive Officer, Wolfensohn & Co., Inc. 1995 to 1996. Chairman, James D. Wolfensohn, Inc. 1988 to 1995. Mr. Volcker is also a director of Nestle, S.A,. and as well as a Member of the Board of Overseers of TIAA-CREF. Age 72. Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.

JOSEPH H. WILLIAMS--Director since 1994 (current term expires April, 2002). Member, Committee on Finance & Dividends; Member, Investment Committee. Director, The Williams Companies since 1979. Chairman & Chief Executive Officer, The Williams Companies from 1979 to 1993. Mr. Williams is also a director of The Orvis Company, and AEA Investors, Inc. Age 66. Address: One Williams Center, Tulsa, OK 74172.

                               PRINCIPAL OFFICERS

ARTHUR F. RYAN--Chairman of the Board, Chief Executive Officer, and President since 1994; prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation. Age 57.

MICHELE S. DARLING--Executive Vice President, Corporate Governance and Human Resources since 2000; Executive Vice President, Human Resources from 1997 to 2000; prior to 1997, Executive Vice President, Human Resources, Canadian Imperial Bank of Commerce. Age 46.

ROBERT C. GOLDEN--Executive Vice President, Operations and Systems since 1997; prior to 1997, Executive Vice President, Prudential Securities. Age 53.

MARK B. GRIER--Executive Vice President, Financial Management and Government Affairs since 2000; Executive Vice President, Corporate Governance from 1998 to 2000; Executive Vice President, Financial Management from 1997 to 1998; Chief Financial Officer from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 47.

JEAN D. HAMILTON--Executive Vice President, Prudential Institutional since 1998; President, Diversified Group since 1995 to 1998; prior to 1995, President, Prudential Capital Group. Age 53.

RODGER A. LAWSON--Executive Vice President, International Investments & Global Marketing Communications since 1998; Executive Vice President, Marketing and Planning from 1996 to 1998; President and CEO, Van Eck Global, from 1994 to 1996; prior to 1994, President and CEO, Global Private Banking, Bankers Trust Company. Age 53.

KIYOFUMI SAKAGUCHI--Executive Vice President, International Insurance since 1998; President, International Insurance Group from 1995 to 1998; prior to 1995, Chairman and CEO, The Prudential Life Insurance Co., Ltd., Japan. Age 57.

JOHN R. STRANGFELD--Executive Vice President, Global Asset Management since 1998; Chief Executive Officer, Private Asset Management Group (PAMG) from 1996 to 1998; President, PAMG, from 1994 to 1996; prior to 1994, Senior Managing Director. Age 46.

VIVIAN BANTA--Executive Vice President, Individual Financial Services since 2000; Executive Vice President, Global Investor Service, The Chase Manhattan Bank from 1991-1997. Age 49.

RICHARD J. CARBONE--Senior Vice President and Chief Financial Officer since 1997; Controller, Salomon Brothers, from 1995 to 1997; prior to 1995, Controller, Bankers Trust. Age 52.

ANTHONY S. PISZEL--Senior Vice President and Controller since 2000; Vice President and Controller from 1998 to 2000. Vice President, Enterprise Financial Management from 1997 to 1998; prior to 1997, Chief Financial Officer, Individual Insurance Group. Age 45.

SUSAN J. BLOUNT--Vice President and Secretary since 1995; prior to 1995, Assistant General Counsel. Age 42.

C. EDWARD CHAPLIN--Vice President and Treasurer since 1995; prior to 1995, Managing Director and Assistant Treasurer. Age 43.

Prudential officers are elected annually.


                                                       FINANCIAL STATEMENTS OF
                                              THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                                                          OF THE PRUDENTIAL
                                                    VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1999

                                                                              SUBACCOUNTS
                                                     --------------------------------------------------------------
                                                        MONEY        DIVERSIFIED                       FLEXIBLE
                                                       MARKET           BOND           EQUITY           MANAGED
                                                      PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                     ------------    ------------   --------------   --------------
ASSETS
  Investment in The Prudential Series
    Fund, Inc. Portfolios at net asset value
    [Note 3] ....................................... $128,156,517    $147,269,500   $1,613,800,819   $1,500,930,248
  Receivable from (Payable to) the Prudential
    Insurance Company of America [Note 2] ..........      278,800           5,795         (388,479)        (363,613)
                                                     ------------    ------------   --------------   --------------
  Net Assets ....................................... $128,435,317    $147,275,295   $1,613,412,340   $1,500,566,635
                                                     ============    ============   ==============   ==============

NET ASSETS, representing:
  Equity of contract owners [Note 4] ............... $128,435,317    $147,275,295   $1,613,412,340   $1,500,566,635
                                                     ------------    ------------   --------------   --------------
                                                     $128,435,317    $147,275,295   $1,613,412,340   $1,500,566,635
                                                     ============    ============   ==============   ==============

                                                        SUBACCOUNTS (CONTINUED)
                                                     ------------------------------
                                                                        ZERO COUPON
                                                     CONSERVATIVE          BOND
                                                       BALANCED            2000
                                                       PORTFOLIO         PORTFOLIO
                                                     --------------     ------------
ASSETS
  Investment in The Prudential Series
    Fund, Inc. Portfolios at net asset value
    [Note 3] ....................................... $1,128,695,150     $ 18,370,067
  Receivable from (Payable to) the Prudential
    Insurance Company of America [Note 2] ..........       (278,132)          20,759
                                                     --------------     ------------
  Net Assets ....................................... $1,128,417,018     $ 18,390,826
                                                     ==============     ============

NET ASSETS, representing:
  Equity of contract owners [Note 4] ............... $1,128,417,018     $ 18,390,826
                                                     --------------     ------------
                                                     $1,128,417,018     $ 18,390,826
                                                     ==============     ============

              SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                         A1

                                                      SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
    HIGH                                                                                 ZERO COUPON                       SMALL
    YIELD         STOCK         EQUITY        NATURAL                     GOVERNMENT        BOND        PRUDENTIAL    CAPITALIZATION
    BOND          INDEX         INCOME       RESOURCES         GLOBAL       INCOME          2005         JENNISON          STOCK
 PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO        PORTFOLIO    PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
-----------  --------------  ------------   ------------    ------------  -----------   -----------    ------------    ------------



$89,203,993  $1,066,681,327  $478,304,921   $137,146,763    $227,344,138  $74,796,358   $25,280,410    $459,533,890    $126,766,164

    (97,495)        262,683      (132,886)       (33,183)        148,486       (7,155)     (108,269)        707,665          77,159
-----------  --------------  ------------   ------------    ------------  -----------   -----------    ------------    ------------
$89,106,498  $1,066,944,010  $478,172,035   $137,113,580    $227,492,624  $74,789,203   $25,172,141    $460,241,555    $126,843,323
===========  ==============  ============   ============    ============  ===========   ===========    ============    ============


$89,106,498  $1,066,944,010  $478,172,035   $137,113,580    $227,492,624  $74,789,203   $25,172,141    $460,241,555    $126,843,323
-----------  --------------  ------------   ------------    ------------  -----------   -----------    ------------    ------------
$89,106,498  $1,066,944,010  $478,172,035   $137,113,580    $227,492,624  $74,789,203   $25,172,141    $460,241,555    $126,843,323
===========  ==============  ============   ============    ============  ===========   ===========    ============    ============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                                                 A2


                                                       FINANCIAL STATEMENTS OF
                                              THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                                                          OF THE PRUDENTIAL
                                                    VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 1999, 1998 and 1997

                                                                                 SUBACCOUNTS
                                               --------------------------------------------------------------------------------
                                                            MONEY MARKET                              DIVERSIFIED BOND
                                                              PORTFOLIO                                PORTFOLIO
                                               --------------------------------------   ---------------------------------------
                                                  1999          1998        1997           1999           1998          1997
                                               -----------   -----------  -----------   ------------   -----------  -----------
INVESTMENT INCOME
  Dividend income ............................ $ 5,770,360   $ 5,267,889  $ 5,094,912   $          0   $ 8,588,103  $ 9,043,537
                                               -----------   -----------  -----------   ------------   -----------  -----------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A] ................................     820,458       702,791      661,235      1,044,261       977,226      866,520
  Reimbursement for excess expenses
    [Note 5D] ................................           0             0            0              0             0            0
                                               -----------   -----------  -----------   ------------   -----------  -----------
NET EXPENSES .................................     820,458       702,791      661,235      1,044,261       977,226      866,520
                                               -----------   -----------  -----------   ------------   -----------  -----------
NET INVESTMENT INCOME (LOSS) .................   4,949,902     4,565,098    4,433,677     (1,044,261)    7,610,877    8,177,017
                                               -----------   -----------  -----------   ------------   -----------  -----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received .......           0             0            0        399,858       492,608    1,452,476
  Realized gain (loss) on shares redeemed ....           0             0            0        (62,342)      107,984      107,543
  Net change in unrealized gain (loss)
    on investments ...........................           0             0            0     (1,453,759)      242,854     (702,474)
                                               -----------   -----------  -----------   ------------   -----------  -----------
NET GAIN (LOSS) ON INVESTMENTS ...............           0             0            0     (1,116,243)      843,446      857,545
                                               -----------   -----------  -----------   ------------   -----------  -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ................................. $ 4,949,902   $ 4,565,098  $ 4,433,677   $ (2,160,504)  $ 8,454,323  $ 9,034,562
                                               ===========   ===========  ===========   ============   ===========  ===========


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                                                 A3


                                                      SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
                    EQUITY                               FLEXIBLE MANAGED                        CONSERVATIVE BALANCED
                  PORTFOLIO                                 PORTFOLIO                                 PORTFOLIO
-----------------------------------------  ----------------------------------------  ----------------------------------------
    1999           1998           1997         1999           1998          1997          1999          1998          1997
------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

$ 26,581,947   $ 27,312,284  $ 28,870,327  $     66,382  $ 46,336,137  $ 38,256,221  $ 45,641,073  $ 46,034,230  $ 45,612,319
------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------



  11,249,143     10,647,094     8,895,624    10,502,693    10,109,863     8,970,935     8,224,025     7,958,450     7,210,074

           0              0             0             0             0             0             0             0             0
------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  11,249,143     10,647,094     8,895,624    10,502,693    10,109,863     8,970,935     8,224,025     7,958,450     7,210,074
------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  15,332,804     16,665,190    19,974,703   (10,436,311)   36,226,274    29,285,286    37,417,048    38,075,780    38,402,245
------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------


 188,845,438    165,422,738    73,183,544    16,843,257   147,043,667   201,042,079     6,358,209    65,867,708   110,154,176
  27,402,970     14,951,173     7,311,176     2,080,576     2,295,592     3,097,268     2,277,146     1,526,727     2,680,112

 (58,596,445)   (78,932,919)  158,043,072    91,955,490   (58,722,618)  (37,001,732)   18,533,490     6,236,915   (36,006,094
------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
 157,651,963    101,440,992   238,537,792   110,879,323    90,616,641   167,137,615    27,168,845    73,631,350    76,828,194
------------   ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------


$172,984,767   $118,106,182  $258,512,495  $100,443,012  $126,842,915  $196,422,901  $ 64,585,893  $111,707,130  $115,230,439
============   ============  ============  ============  ============  ============  ============  ============  ============


                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20

                                                                 A4



                                                       FINANCIAL STATEMENTS OF
                                              THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                                                          OF THE PRUDENTIAL
                                                    VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 1999, 1998 and 1997

                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------
                                                         ZERO COUPON BOND 2000                    HIGH YIELD BOND
                                                               PORTFOLIO                              PORTFOLIO
                                               ----------  ------------  -----------  -----------  ------------  ------------
                                                   1999          1998        1997         1999          1998           1997
                                               ----------  ------------  -----------  -----------  ------------  ------------
INVESTMENT INCOME
  Dividend income ............................ $        0  $    990,142  $ 1,012,102  $   251,218  $  9,308,036  $  8,213,223
                                               ----------  ------------  -----------  -----------  ------------  ------------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A] ................................    137,327       144,233      141,029      655,946       697,446       618,514
  Reimbursement for excess expenses
    [Note 5D] ................................    (35,650)      (44,243)     (53,201)           0             0             0
                                               ----------  ------------  -----------  -----------  ------------  ------------
NET EXPENSES .................................    101,677        99,990       87,828      655,946       697,446       618,514
                                               ----------  ------------  -----------  -----------  ------------  ------------
NET INVESTMENT INCOME (LOSS) .................   (101,677)      890,152      924,274     (404,728)    8,610,590     7,594,709
                                               ----------  ------------  -----------  -----------  ------------  ------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received .......     36,915       267,168      804,923            0             0             0
  Realized gain (loss) on shares redeemed ....     34,751        60,617       46,554     (966,582)     (243,731)      311,580
  Net change in unrealized gain (loss)
    on investments ...........................    334,605       153,354     (497,282)   4,891,833   (11,461,047)    2,620,272
                                               ----------  ------------  -----------  -----------  ------------  ------------
NET GAIN (LOSS) ON INVESTMENTS ...............    406,271       481,139      354,195    3,925,251   (11,704,778)    2,931,852
                                               ----------  ------------  -----------  -----------  ------------  ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ................................. $  304,594  $  1,371,291  $ 1,278,469  $ 3,520,523  $ (3,094,188) $ 10,526,561
                                               ==========  ============  ===========  ===========  ============  ============



                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                                                 A5


                                                       SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
                STOCK INDEX                                EQUITY INCOME                            NATURAL RESOURCES
                 PORTFOLIO                                   PORTFOLIO                                  PORTFOLIO
----------------------------------------  -----------------------------------------  ------------------------------------------
     1999          1998         1997         1999           1998          1997          1999           1998           1997
------------  ------------  ------------  ------------  -------------  ------------  ------------  -------------  -------------

$ 10,125,645  $  9,059,895  $  8,102,242  $ 10,876,592  $  12,342,267  $  9,608,504  $    828,632  $    975,725   $    757,192
------------  ------------  ------------  ------------  -------------  ------------  ------------  -------------  -------------



   6,675,340     5,175,364     3,790,129     3,285,457      3,262,956     2,532,105       860,970        851,287      1,079,034

           0             0             0             0              0             0             0              0              0
------------  ------------  ------------  ------------  -------------  ------------  ------------  -------------  -------------
   6,675,340     5,175,364     3,790,129     3,285,457      3,262,956     2,532,105       860,970        851,287      1,079,034
------------  ------------  ------------  ------------  -------------  ------------  ------------  -------------  -------------
   3,450,305     3,884,531     4,312,113     7,591,135      9,079,311     7,076,399       (32,338)       124,438       (321,842)
------------  ------------  ------------  ------------  -------------  ------------  ------------  -------------  -------------


  12,472,929    12,847,130    17,197,911    53,052,638     27,501,162    39,390,070             0      6,263,457     16,426,552
  19,189,378     6,237,945     6,786,808     7,546,600        (99,580)    3,982,449      (996,568)    (1,250,821)     1,240,093

 136,915,479   153,992,331   113,415,557   (16,047,855)   (52,611,025)   59,248,683    44,575,398    (26,817,989)   (35,487,893)
------------  ------------  ------------  ------------  -------------  ------------  ------------  -------------  -------------
 168,577,786   173,077,406   137,400,276    44,551,383    (25,209,443)  102,621,202    43,578,830    (21,805,353)   (17,821,248)
------------  ------------  ------------  ------------  -------------  ------------  ------------  -------------  -------------


$172,028,091  $176,961,937  $141,712,389  $ 52,142,518  $ (16,130,132) $109,697,601  $ 43,546,492  $ (21,680,915) $ (18,143,090)
============  ============  ============  ============  =============  ============  ============  =============  =============



                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20



                                                                 A6


                                                       FINANCIAL STATEMENTS OF
                                              THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                                                          OF THE PRUDENTIAL
                                                    VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 1999, 1998 and 1997

                                                                                  SUBACCOUNTS
                                               --------------------------------------------------------------------------------
                                                                GLOBAL                                GOVERNMENT INCOME
                                                               PORTFOLIO                                  PORTFOLIO
                                               ---------------------------------------  ---------------------------------------
                                                   1999          1998        1997          1999             1998          1997
                                               ------------  ------------  -----------  ------------   -----------  -----------
INVESTMENT INCOME
  Dividend income ............................ $    678,214  $  1,738,704  $ 1,281,804  $          0   $ 4,520,286  $ 4,704,795
                                               ------------  ------------  -----------  ------------   -----------  -----------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 5A] ................................    1,111,465       843,008      686,676       558,812       560,752      515,147
  Reimbursement for excess expenses
    [Note 5D] ................................            0             0            0             0             0            0
                                               ------------  ------------  -----------  ------------   -----------  -----------
NET EXPENSES .................................    1,111,465       843,008      686,676       558,812       560,752      515,147
                                               ------------  ------------  -----------  ------------   -----------  -----------
NET INVESTMENT INCOME (LOSS) .................     (433,251)      895,696      595,128      (558,812)    3,959,534    4,189,648
                                               ------------  ------------  -----------  ------------   -----------  -----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received .......    1,189,193     5,918,263    5,120,114             0             0            0
  Realized gain (loss) on shares redeemed ....    3,166,922     1,375,609      309,311       202,656       289,366       44,975
  Net change in unrealized gain (loss)
    on investments ...........................   67,191,804    18,668,316     (917,843)   (2,381,684)    1,952,252    1,925,166
                                               ------------  ------------  -----------  ------------   -----------  -----------
NET GAIN (LOSS) ON INVESTMENTS ...............   71,547,919    25,962,188    4,511,582    (2,179,028)    2,241,618    1,970,141
                                               ------------  ------------  -----------  ------------   -----------  -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ................................. $ 71,114,668  $ 26,857,884  $ 5,106,710  $ (2,737,840)  $ 6,201,152  $ 6,159,789
                                               ============  ============  ===========  ============   ===========  ===========



                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                                                 A7


                                                  SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
         ZERO COUPON BOND 2005                      PRUDENTIAL JENNISON                 SMALL CAPITALIZATION STOCK
              PORTFOLIO                                 PORTFOLIO                                PORTFOLIO
-------------------------------------  ----------------------------------------  -----------------------------------------
    1999         1998         1997         1999           1998         1997          1999          1998           1997
-----------  -----------  -----------  ------------  ------------  ------------  ------------  -------------  ------------

$         0  $ 1,296,279  $ 1,246,707  $    541,083   $   298,391  $    157,623  $          0  $     528,189  $    330,650
-----------  -----------  -----------  ------------  ------------  ------------  ------------  -------------  ------------



    182,727      174,202      152,442     2,115,948       933,952       439,584       722,960        578,299       320,322

    (48,249)     (55,172)     (73,169)            0             0             0             0              0             0
-----------  -----------  -----------  ------------  ------------  ------------  ------------  -------------  ------------
    134,478      119,030       79,273     2,115,948       933,952       439,584       722,960        578,299       320,322
-----------  -----------  -----------  ------------  ------------  ------------  ------------  -------------  ------------
   (134,478)   1,177,249    1,167,434    (1,574,865)     (635,561)     (281,961)     (722,960)       (50,110)       10,328
-----------  -----------  -----------  ------------  ------------  ------------  ------------  -------------  ------------


          0       29,253      489,749    18,100,277     2,902,977     5,052,341     1,918,174      5,935,686     4,897,323
    173,356      164,197       71,812     1,956,464       453,639       525,215      (120,414)      (102,881)       46,921

 (1,723,392)   1,406,685      526,125    99,641,732    42,669,927    10,743,964    12,549,193     (7,230,189)    5,112,289
-----------  -----------  -----------  ------------  ------------  ------------  ------------  -------------  ------------
 (1,550,036)   1,600,135    1,087,686   119,698,473    46,026,543    16,321,520    14,346,953     (1,397,384)   10,056,533
-----------  -----------  -----------  ------------  ------------  ------------  ------------  -------------  ------------


$(1,684,514) $ 2,777,384  $ 2,255,120  $118,123,608  $ 45,390,982  $ 16,039,559  $ 13,623,993  $  (1,447,494) $ 10,066,861
===========  ===========  ===========  ============  ============  ============  ============  =============  ============



                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                                                 A8



                                                       FINANCIAL STATEMENTS OF
                                              THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                                                          OF THE PRUDENTIAL
                                                    VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1999, 1998 and 1997

                                                                                       SUBACCOUNTS
                                               ------------------------------------------------------------------------------------
                                                                 MONEY                                   DIVERSIFIED
                                                                MARKET                                      BOND
                                                               PORTFOLIO                                  PORTFOLIO
                                               -----------------------------------------  -----------------------------------------
                                                   1999          1998          1997           1999           1998          1997
                                               ------------  ------------  ------------   ------------   ------------  ------------
OPERATIONS;
  Net investment income (loss) ............... $  4,949,902   $ 4,565,098   $ 4,433,677   $ (1,044,261)  $  7,610,877  $  8,177,017
  Capital gains distributions received .......            0             0             0        399,858        492,608     1,452,476
  Realized gain (loss) on shares redeemed ....            0             0             0        (62,342)       107,984       107,543
  Net change in unrealized gain (loss) on
    investments ..............................            0             0             0     (1,453,759)       242,854      (702,474)
                                               ------------  ------------  ------------   ------------   ------------  ------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS .................................    4,949,902     4,565,098     4,433,677     (2,160,504)     8,454,323     9,034,562
                                               ------------  ------------  ------------   ------------   ------------  ------------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ................   29,999,800    37,611,988    43,029,352     23,078,475     26,569,268    27,918,752
  Policy Loans ...............................   (3,827,696)   (2,736,768)   (2,616,136)    (3,188,191)    (3,179,538)   (2,676,866)
  Policy Loan Repayments and Interest ........    2,588,192     1,950,095     1,685,370      2,135,135      1,591,062     1,259,455
  Surrenders, Withdrawals and Death
    Benefits .................................  (11,775,018)   (9,187,944)  (11,469,314)    (8,911,486)    (7,722,756)   (7,179,534)
  Net Transfers From (To) Other Subaccounts
    or Fixed Rate Option .....................    2,629,991    (4,007,277)  (27,263,357)      (138,588)     3,018,103    (3,556,460)
  Administrative and Other Charges ...........   (8,860,933)   (8,713,945)  (10,301,958)   (10,654,538)   (10,752,740)  (11,908,704)
                                               ------------  ------------  ------------   ------------   ------------  ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS ..................................   10,754,336    14,916,149    (6,936,043)     2,320,807      9,523,399     3,856,643
                                               ------------  ------------  ------------   ------------   ------------  ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE
  ACCOUNT [Note 7] ...........................            0    (1,854,444)     (147,721)             0         15,863      (196,475
                                               ------------  ------------  ------------   ------------   ------------  ------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS .....................................   15,704,238    17,626,803    (2,650,087)       160,303     17,993,585    12,694,730

NET ASSETS:
  Beginning of year ..........................  112,731,079    95,104,276    97,754,363    147,114,992    129,121,407   116,426,677
                                               ------------  ------------  ------------   ------------   ------------  ------------
  End of year ................................ $128,435,317  $112,731,079  $ 95,104,276   $147,275,295   $147,114,992  $129,121,407
                                               ============  ============  ============   ============   ============  ============



                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                                                 A9


                                    SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------
                                                                     FLEXIBLE
                     EQUITY                                           MANAGED
                    PORTFOLIO                                        PORTFOLIO
----------------------------------------------  ----------------------------------------------
      1999          1998             1997             1999            1998           1997
--------------  --------------  --------------  --------------  --------------  --------------

$   15,332,804  $   16,665,190   $  19,974,703   $ (10,436,311)   $ 36,226,274    $ 29,285,286
   188,845,438     165,422,738      73,183,544      16,843,257     147,043,667     201,042,079
    27,402,970      14,951,173       7,311,176       2,080,576       2,295,592       3,097,268

   (58,596,445)    (78,932,919)    158,043,072      91,955,490     (58,722,618)    (37,001,732
--------------  --------------  --------------  --------------  --------------  --------------


   172,984,767     118,106,182     258,512,495     100,443,012     126,842,915     196,422,901
--------------  --------------  --------------  --------------  --------------  --------------


   222,112,390     285,120,763     293,586,658     155,685,002     206,491,305     230,098,301
   (46,925,941)    (45,013,313)    (36,815,052)    (33,487,354)    (34,928,110)    (29,768,329
    25,863,007      21,138,295      15,156,086      20,075,111      17,294,994      13,061,811

   (94,909,037)    (97,071,175)    (79,836,234)    (67,752,219)    (79,498,303)    (69,955,243

   (59,651,177)     (7,299,784)        281,061     (36,216,054)    (18,229,089)    (12,348,231
  (122,798,555)   (131,817,860)   (137,177,962)    (98,917,196)   (106,307,492)   (115,580,696
--------------  --------------  --------------  --------------  --------------  --------------



   (76,309,313)     25,056,926      55,194,557     (60,612,710)    (15,176,695)     15,507,613
--------------  --------------  --------------  --------------  --------------  --------------


             0        (134,891)     (1,730,961)              0        (115,363)       (332,076
--------------  --------------  --------------  --------------  --------------  --------------

    96,675,454     143,028,217     311,976,091      39,830,302     111,550,857     211,598,438


 1,516,736,886   1,373,708,669   1,061,732,578   1,460,736,333   1,349,185,476   1,137,587,038
--------------  --------------  --------------  --------------  --------------  --------------
$1,613,412,340  $1,516,736,886  $1,373,708,669  $1,500,566,635  $1,460,736,333  $1,349,185,476
==============  ==============  ==============  ==============  ==============  ==============



------------------------------------------------
                     CONSERVATIVE
                       BALANCED
                      PORTFOLIO
  ----------------------------------------------
       1999            1998            1997
  --------------  --------------  --------------

    $ 37,417,048   $  38,075,780   $  38,402,245
       6,358,209      65,867,708     110,154,176
       2,277,146       1,526,727       2,680,112

)     18,533,490       6,236,915     (36,006,094)
  --------------  --------------  --------------


      64,585,893     111,707,130     115,230,439
  --------------  --------------  --------------


     122,128,969     172,963,578     193,920,159
)    (23,665,043)    (24,402,529)    (21,017,180)
      15,558,408      13,921,518      10,130,000

)    (64,392,473)    (68,346,109)    (68,407,322)

)    (27,102,834)    (16,607,607)    (19,240,097)
)    (84,858,651)    (91,363,858)   (100,869,775)
  --------------  --------------  --------------



     (62,331,624)    (13,835,007)     (5,484,215)
  --------------  --------------  --------------


)              0         (57,837)         98,440
  --------------  --------------  --------------

       2,254,269      97,814,286     109,844,664


   1,126,162,749   1,028,348,463     918,503,799
  --------------  --------------  --------------
  $1,128,417,018  $1,126,162,749  $1,028,348,463
  ==============  ==============  ==============




                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                                                A10


                                                       FINANCIAL STATEMENTS OF
                                              THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                                                          OF THE PRUDENTIAL
                                                    VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1999, 1998 and 1997

                                                                                     SUBACCOUNTS
                                               ------------------------------------------------------------------------------------
                                                                ZERO COUPON                              HIGH YIELD
                                                                 BOND 2000                                  BOND
                                                                 PORTFOLIO                                PORTFOLIO
                                               ------------------------------------------  ----------------------------------------
                                                     1999          1998          1997          1999         1998          1997
                                               ------------   ------------   ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income (loss) ............... $   (101,677)  $    890,152   $    924,274  $   (404,728) $  8,610,590  $  7,594,709
  Capital gains distributions received .......       36,915        267,168        804,923             0             0             0
  Realized gain (loss) on shares redeemed ....       34,751         60,617         46,554      (966,582)     (243,731)      311,580
  Net change in unrealized gain (loss) on
    investments ..............................      334,605        153,354       (497,282)    4,891,833   (11,461,047)    2,620,272
                                               ------------   ------------   ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS .................................      304,594      1,371,291      1,278,469     3,520,523    (3,094,188)   10,526,561
                                               ------------   ------------   ------------  ------------  ------------  ------------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ................    2,253,874      3,242,362      4,066,622    15,705,252    20,544,444    19,451,504
  Policy Loans ...............................     (513,608)      (644,425)      (515,179)   (2,428,091)   (2,652,877)   (2,378,667)
  Policy Loan Repayments and Interest ........      399,503        360,153        224,553     1,801,343     1,492,709     1,433,405
  Surrenders, Withdrawals and Death
    Benefits .................................   (1,426,761)    (1,526,453)    (1,236,692)   (6,795,370)   (7,617,762)   (6,747,487)
  Net Transfers From (To) Other Subaccounts
    or Fixed Rate Option .....................   (1,169,148)    (1,096,463)    (1,986,651)   (7,871,916)      945,487    (2,355,030)
  Administrative and Other Charges ...........   (1,418,736)    (1,619,003)    (1,957,807)   (7,570,585)   (8,497,933)   (9,029,043)
                                               ------------   ------------   ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS ..................................   (1,874,876)    (1,283,829)    (1,405,154)   (7,159,367)    4,214,068       374,682
                                               ------------   ------------   ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE
  ACCOUNT [Note 7] ...........................            0         (8,240)       (63,959)            0       (42,474)     (110,168)
                                               ------------   ------------   ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS .....................................   (1,570,282)        79,222       (190,644)   (3,638,844)    1,077,406    10,791,075

NET ASSETS:
  Beginning of year ..........................   19,961,108     19,881,886     20,072,530    92,745,342    91,667,936    80,876,861
                                               ------------   ------------   ------------  ------------  ------------  ------------
  End of year ................................ $ 18,390,826   $ 19,961,108   $ 19,881,886  $ 89,106,498  $ 92,745,342  $ 91,667,936
                                               ============   ============   ============  ============  ============  ============



                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                                                A11


                                                      SUBACCOUNTS (CONTINUED)
 -------------------------------------------------------------------------------------------------------------------------------
                      STOCK                                   EQUITY                                    NATURAL
                      INDEX                                   INCOME                                   RESOURCES
                    PORTFOLIO                                PORTFOLIO                                 PORTFOLIO
 -------------------------------------------  ---------------------------------------  -----------------------------------------
      1999            1998         1997          1999          1998          1997          1999          1998           1997
 --------------  ------------   ------------  ------------ ------------  ------------  ------------   ------------  ------------

 $    3,450,305  $  3,884,531   $ 4,312,113   $ 7,591,135  $  9,079,311  $  7,076,399  $    (32,338)  $    124,438  $   (321,842)
     12,472,929    12,847,130    17,197,911    53,052,638    27,501,162    39,390,070             0      6,263,457    16,426,552
     19,189,378     6,237,946     6,786,808     7,546,600       (99,580)    3,982,449      (996,568)    (1,250,821)    1,240,093

    136,915,479   153,992,330   113,415,557   (16,047,855)  (52,611,025)   59,248,683    44,575,398    (26,817,989)  (35,487,893)
 --------------  ------------   ------------  ------------ ------------  ------------  ------------   ------------  ------------


    172,028,091   176,961,937   141,712,389    52,142,518   (16,130,132)  109,697,601    43,546,492    (21,680,915)  (18,143,090)
 --------------  ------------   ------------  ------------ ------------  ------------  ------------   ------------  ------------


    128,537,549   139,848,176   126,688,004    72,746,641    95,299,141    79,016,436    19,035,268     29,732,123    35,927,519
    (27,496,074)  (21,632,900)  (15,814,797)  (11,949,900)  (12,921,751)   (9,558,454)   (3,632,049)    (3,757,335)   (4,989,959)
     14,533,537     8,895,587     5,919,148     7,032,090     5,682,713     3,893,428     2,491,659      2,389,809     2,524,073

    (53,330,346)  (40,266,311)  (32,499,126)  (28,641,449)  (27,141,623)  (21,564,128)   (7,347,934)    (9,543,364)  (10,791,367)

     55,524,073    22,168,188    30,361,425   (30,030,572)    9,043,514    21,482,832    (7,955,642)   (15,621,028)   (3,663,884)
    (68,714,043)  (62,397,410)  (56,128,875)  (37,398,609)  (40,729,679)  (36,599,080)   (9,809,178)   (11,289,685)  (16,073,256)
 --------------  ------------   ------------  ------------ ------------  ------------  ------------   ------------  ------------



     49,054,696    46,615,330    58,525,779   (28,241,799)   29,232,315    36,671,034    (7,217,876)    (8,089,480)    2,933,126
 --------------  ------------   ------------  ------------ ------------  ------------  ------------   ------------  ------------


              0       111,800      (910,143)            0       139,884      (393,762)            0        (97,825)     (148,013)
 --------------  ------------   ------------  ------------ ------------  ------------  ------------   ------------  ------------

    221,082,787   223,689,067   199,328,025    23,900,719    13,242,067   145,974,873    36,328,616    (29,868,220)  (15,357,977)

    845,861,223   622,172,156   422,844,131   454,271,316   441,029,249   295,054,376   100,784,964    130,653,184   146,011,161
 --------------  ------------   ------------  ------------ ------------  ------------  ------------   ------------  ------------
 $1,066,944,010  $845,861,223   $622,172,156  $478,172,035 $454,271,316  $441,029,249  $137,113,580   $100,784,964  $130,653,184
 ==============  ============   ============  ============ ============  ============  ============   ============  ============



                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20



                                                                A12


                                                       FINANCIAL STATEMENTS OF
                                              THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                                                          OF THE PRUDENTIAL
                                                    VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1999, 1998 and 1997

                                                                                    SUBACCOUNTS
                                               ----------------------------------------------------------------------------------
                                                                                                         GOVERNMENT
                                                                GLOBAL                                    INCOME
                                                               PORTFOLIO                                 PORTFOLIO
                                               ----------------------------------------  ----------------------------------------
                                                   1999          1998          1997          1999          1998          1997
                                               ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income (loss) ............... $   (433,251) $    895,696  $    595,128  $   (558,812) $  3,959,534  $  4,189,648
  Capital gains distributions received .......    1,189,193     5,918,263     5,120,114             0             0             0
  Realized gain (loss) on shares redeemed ....    3,166,922     1,375,609       309,311       202,656       289,366        44,975
  Net change in unrealized gain (loss) on
    investments ..............................   67,191,804    18,668,316      (917,843)   (2,381,684)    1,952,252     1,925,166
                                               ------------  ------------  ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
  OPERATIONS .................................   71,114,668    26,857,884     5,106,710    (2,737,840)    6,201,152     6,159,789
                                               ------------  ------------  ------------  ------------  ------------  ------------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ................   30,573,669    35,377,261    34,211,689     9,581,320    13,880,043    15,732,416
  Policy Loans ...............................   (4,548,965)   (3,157,015)   (2,628,076)   (1,721,711)   (1,989,148)   (1,668,544)
  Policy Loan Repayments and Interest ........    2,204,939     1,774,955     1,262,980     1,350,789       898,042       767,258
  Surrenders, Withdrawals and Death
    Benefits .................................   (8,960,008)   (8,032,750)   (7,075,480)   (4,700,068)   (5,652,510)   (5,308,280)
  Net Transfers From (To) Other Subaccounts
    or Fixed Rate Option .....................    8,628,134    (6,124,691)    4,870,997    (3,068,530)    1,151,981    (6,634,816)
  Administrative and Other Charges ...........  (13,826,989)  (12,788,521)  (13,085,971)   (6,002,933)   (6,654,093)   (7,709,072)
                                               ------------  ------------  ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM PREMIUM
  PAYMENTS AND OTHER OPERATING
  TRANSFERS ..................................   14,070,780     7,049,239    17,556,139    (4,561,133)    1,634,315    (4,821,038)
                                               ------------  ------------  ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE
  ACCOUNTS [Note 7] ..........................            0      (110,095)     (317,463)            0        (9,785)     (923,259)
                                               ------------  ------------  ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS .....................................   85,185,448    33,797,028    22,345,386    (7,298,973)    7,825,682       415,492

NET ASSETS:
  Beginning of year ..........................  142,307,176   108,510,148    86,164,762    82,088,176    74,262,494    73,847,002
                                               ------------  ------------  ------------  ------------  ------------  ------------
  End of year ................................ $227,492,624  $142,307,176  $108,510,148  $ 74,789,203  $ 82,088,176  $ 74,262,494
                                               ============  ============  ============  ============  ============  ============



                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                                                A13


                                                  SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
               ZERO COUPON                               PRUDENTIAL                          SMALL CAPITALIZATION
                BOND 2005                                 JENNISON                                   STOCK
                PORTFOLIO                                 PORTFOLIO                                PORTFOLIO
----------------------------------------  ----------------------------------------  ----------------------------------------
    1999          1998          1997         1999           1998          1997          1999          1998          1997
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

$   (134,478) $  1,177,249  $  1,167,434  $ (1,574,865) $   (635,561) $   (281,961) $   (722,960) $    (50,110) $     10,328
           0        29,253       489,749    18,100,277     2,902,977     5,052,341     1,918,174     5,935,686     4,897,323
     173,356       164,197        71,812     1,956,464       453,639       525,215      (120,414)     (102,881)       46,921

  (1,723,392)    1,406,685       526,125    99,641,732    42,669,927    10,743,964    12,549,193    (7,230,189)    5,112,289
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------


  (1,684,514)    2,777,384     2,255,120   118,123,608    45,390,982    16,039,559    13,623,993    (1,447,494)   10,066,861
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------


   4,018,488     4,711,062     5,574,118    78,282,647    57,263,567    34,294,641    33,299,141    36,924,377    24,433,471
    (686,257)     (669,881)     (467,791)  (10,302,874)   (4,014,420)   (1,732,453)   (2,635,093)   (2,138,180)   (1,222,173)
     489,420       324,154       216,018     3,885,895     1,563,575       744,576     1,315,700     1,083,949       675,140

  (1,806,470)   (1,903,102)   (1,546,854)  (17,393,950)   (7,435,590)   (3,227,110)   (6,184,134)   (4,861,386)   (2,326,066)

    (266,565)    1,015,999    (2,416,503)  115,758,631    39,232,682    16,630,147    (1,129,735)    7,146,825    23,570,817
  (2,105,602)   (2,279,627)   (2,536,288)  (32,069,991)  (19,483,871)  (11,791,465)  (12,025,009)  (11,395,563)   (7,984,667)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------



    (356,986)    1,198,605    (1,177,300)  138,160,358    67,125,943    34,918,336    12,640,870    26,760,022    37,146,522
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------


           0       (11,329)     (648,770)            0         9,553      (773,643)            0      (201,407)     (151,200)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

  (2,041,500)    3,964,660       429,050   256,283,966   112,526,478    50,184,252    26,264,863    25,111,121    47,062,183


  27,213,641    23,248,981    22,819,931   203,957,589    91,431,111    41,246,859   100,578,460    75,467,339    28,405,156
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
$ 25,172,141  $ 27,213,641  $ 23,248,981  $460,241,555  $203,957,589  $ 91,431,111  $126,843,323  $100,578,460  $ 75,467,339
============  ============  ============  ============  ============  ============  ============  ============  ============



                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A20


                                                                A14

                        NOTES TO FINANCIAL STATEMENTS OF
                    THE VARIABLE APPRECIABLE LIFE SUBACCOUNTS
                                OF THE PRUDENTIAL
                          VARIABLE APPRECIABLE ACCOUNT
                                December 31, 1999

NOTE 1:   GENERAL

          The Prudential Variable Appreciable Account (the "Account") of The Prudential Insurance Company of America ("Prudential") was established on August 11, 1987 by a resolution of Prudential's Board of Directors in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential's other assets. Proceeds from the purchases of Prudential Variable Appreciable Life ("PVAL"), Prudential Survivorship Preferred ("SVUL") and Prudential Variable Universal Life ("VUL") contracts are invested in the Account.

          The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are twenty subaccounts within the Account. PVAL contracts offer the option to invest in fifteen of these subaccounts, each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by Prudential.


NOTE 2:   SIGNIFICANT ACCOUNTING POLICIES

          The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

          Investments -- The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio.

          Security Transactions -- Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

          Distributions Received -- Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.

          Receivable from (Payable to) the Prudential Insurance Company of America -- At times, Prudential may owe an amount to or expect to receive an amount from the Account primarily related to processing contract owner payments, surrenders, withdrawals and death benefits. This amount is reflected in the Account's Statements of Net Assets as either a receivable from or payable to Prudential. The receivable and or payable does not have an effect on the contract owner's account or the related unit value.

                                      A15

NOTE 3:   INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

          The net asset value per share for each portfolio of the Series Fund, the number of shares (rounded) of each portfolio held by the subaccounts and the aggregate cost of investments in such shares at December 31, 1999 were as follows:


                                                                                    PORTFOLIOS
                                                 ---------------------------------------------------------------------------------
                                                     MONEY         DIVERSIFIED                        FLEXIBLE       CONSERVATIVE
                                                    MARKET            BOND            EQUITY           MANAGED         BALANCED
                                                 ------------     ------------    --------------   --------------   --------------
          Number of shares (rounded):              12,815,652       13,449,269        55,840,859       85,086,748       73,482,757
          Net asset value per share:             $      10.00     $      10.95    $        28.90   $        17.64   $        15.36
          Cost:                                  $128,156,517     $147,348,631    $1,401,222,298   $1,418,591,980   $1,089,256,700



                                                                              PORTFOLIOS (CONTINUED)
                                                 ---------------------------------------------------------------------------------
                                                     ZERO
                                                  COUPON BOND         HIGH              STOCK           EQUITY          NATURAL
                                                     2000          YIELD BOND           INDEX           INCOME         RESOURCES
                                                 ------------     ------------    --------------   --------------   --------------
          Number of shares (rounded):               1,414,170       11,862,233        23,997,330       24,503,326        7,891,068
          Net asset value per share:             $      12.99     $       7.52    $        44.45   $        19.52   $        17.38
          Cost:                                  $ 17,875,241     $ 93,765,778    $  516,310,665   $  438,134,700   $  123,307,830



                                                                              PORTFOLIOS (CONTINUED)
                                                 ---------------------------------------------------------------------------------
                                                                                        ZERO                             SMALL
                                                                   GOVERNMENT        COUPON BOND      PRUDENTIAL    CAPITALIZATION
                                                    GLOBAL           INCOME             2005           JENNISON          STOCK
                                                 ------------     ------------    --------------   --------------   --------------
          Number of shares (rounded)::              7,338,416        6,475,875         1,993,723       14,187,524        7,800,995
          Net asset value per share:             $      30.98     $      11.55    $        12.68   $        32.39   $        16.25
          Cost:                                  $130,485,556     $ 73,646,381    $   24,290,856   $  303,184,238   $  114,103,853


NOTE 4:   CONTRACT OWNER UNIT INFORMATION

          Outstanding contract owner units, unit values and total value of contract owner equity at December 31, 1999 were as follows:


                                                                                     SUBACCOUNTS
                                                   ------------------------------------------------------------------------------
                                                      MONEY        DIVERSIFIED                        FLEXIBLE       CONSERVATIVE
                                                     MARKET           BOND            EQUITY           MANAGED         BALANCED
                                                    PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                   ------------   ------------   --------------   --------------   --------------
          Contract Owner Units Outstanding
            (PVAL $100,000 + face - rounded) .....   51,251,764     40,083,700      185,263,952      255,543,582      203,089,476
          Unit Value
            (PVAL $100,000 + face - rounded) ..... $    1.73699   $    2.28553   $      5.21569   $      3.61436   $      3.00432
                                                   ------------   ------------   --------------   --------------   --------------
          Contract Owner Equity
            (PVAL $100,000 + face - rounded) ..... $ 89,023,802   $ 91,612,499   $  966,279,341   $  923,626,503   $  610,145,775
                                                   ------------   ------------   --------------   --------------   --------------
          Contract Owner Units Outstanding
            (PVAL  - rounded) ....................   17,905,506     23,058,385      125,562,626      163,120,068      176,543,038
          Unit Value (PVAL) ...................... $    1.68239   $    2.21278   $      5.05053   $      3.49968   $      2.90888
                                                   ------------   ------------   --------------   --------------   --------------
          Contract Owner Equity (PVAL) ........... $ 30,124,044   $ 51,023,134   $  634,157,808   $  570,868,038   $  513,542,512
                                                   ------------   ------------   --------------   --------------   --------------
          Contract Owner Units Outstanding
            (SVUL - rounded) .....................    7,751,781      3,921,851        7,025,051        3,824,994        3,116,363
          Unit Value (SVUL) ...................... $    1.18187   $    1.16944   $      1.78856   $      1.56150   $      1.48415
                                                   ------------   ------------   --------------   --------------   --------------
          Contract Owner Equity (SVUL) ........... $  9,161,597   $  4,586,370   $   12,564,726   $    5,972,729   $    4,625,149
                                                   ------------   ------------   --------------   --------------   --------------
          Contract Owner Units Outstanding
            (VUL - rounded) ......................      109,567         47,058          269,926           72,061           77,472
          Unit Value (VUL) ....................... $    1.14883   $    1.13250   $      1.52066   $      1.37891   $      1.33701
                                                   ------------   ------------   --------------   --------------   --------------
          Contract Owner Equity (VUL) ............ $    125,874   $     53,293   $      410,466   $       99,366   $      103,581
                                                   ------------   ------------   --------------   --------------   --------------
          TOTAL CONTRACT OWNER EQUITY ............ $128,435,317   $147,275,295   $1,613,412,340   $1,500,566,635   $1,128,417,018
                                                   ============   ============   ==============   ==============   ==============


                                      A16


                                                                             SUBACCOUNTS (CONTINUED)
                                                   ------------------------------------------------------------------------------
                                                   ZERO COUPON     HIGH YIELD         STOCK           EQUITY          NATURAL
                                                    BOND 2000         BOND            INDEX           INCOME         RESOURCES
                                                    PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                   ------------   ------------   --------------   --------------   --------------
          Contract Owner Units Outstanding
            (PVAL $100,000 + face - rounded) .....    4,099,805     21,615,879       98,996,699       69,992,249       25,412,719
          Unit Value
            (PVAL $100,000 + face - rounded) ..... $    2.64483   $    2.40134   $      6.75269   $      4.53247   $      3.17306
                                                   ------------   ------------   --------------   --------------   --------------
          Contract Owner Equity
            (PVAL $100,000 + face - rounded) ..... $ 10,843,287   $ 51,907,075   $  668,494,019   $  317,237,766   $   80,636,082
                                                   ------------   ------------   --------------   --------------   --------------
          Contract Owner Units Outstanding
            (PVAL - rounded) .....................    2,947,589     15,046,988       56,886,231       35,247,759       18,211,187
          Unit Value (PVAL) ...................... $    2.56058   $    2.32577   $      6.53757   $      4.38754   $      3.07258
                                                   ------------   ------------   --------------   --------------   --------------
          Contract Owner Equity (PVAL) ........... $  7,547,539   $ 34,995,832   $  371,897,719   $  154,650,954   $   55,955,329
                                                   ------------   ------------   --------------   --------------   --------------
          Contract Owner Units Outstanding
            (SVUL - rounded) .....................          N/A      1,747,498       10,333,413        3,409,447          392,042
          Unit Value (SVUL) ......................          N/A   $    1.23564   $      2.49636   $      1.80209   $      1.33192
                                                   ------------   ------------   --------------   --------------   --------------
          Contract Owner Equity (SVUL) ...........          N/A   $  2,159,279   $   25,795,918   $    6,144,131   $      522,169
                                                   ------------   ------------   --------------   --------------   --------------
          Contract Owner Units Outstanding
            (VUL - rounded) ......................          N/A         38,612          373,683           92,114              N/A
          Unit Value (VUL) .......................          N/A   $    1.14763   $      2.02405   $      1.51100              N/A
                                                   ------------   ------------   --------------   --------------   --------------
          Contract Owner Equity (VUL) ............          N/A   $     44,313   $      756,354   $      139,184              N/A
                                                   ------------   ------------   --------------   --------------   --------------
          TOTAL CONTRACT OWNER EQUITY ............ $ 18,390,826   $ 89,106,498   $1,066,944,010   $  478,172,035   $  137,113,580
                                                   ============   ============   ==============   ==============   ==============


                                                                             SUBACCOUNTS (CONTINUED)
                                                   ------------------------------------------------------------------------------
                                                                                                                       SMALL
                                                                   GOVERNMENT     ZERO COUPON       PRUDENTIAL     CAPITALIZATION
                                                      GLOBAL         INCOME        BOND 2005         JENNISON           STOCK
                                                    PORTFOLIO      PORTFOLIO       PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                   ------------   ------------   --------------   --------------   --------------
          Contract Owner Units Outstanding
            (PVAL $100,000 + face - rounded) .....   63,942,723     21,761,201        6,612,997       90,695,791       45,283,520
          Unit Value
            (PVAL $100,000 + face - rounded) ..... $    2.58864   $    2.07768   $      2.49098   $      3.59559   $      1.95551
                                                   ------------   ------------   --------------   --------------   --------------
          Contract Owner Equity
            (PVAL $100,000 + face - rounded) ..... $165,524,691   $ 45,212,812   $   16,472,844   $  326,104,880   $   88,552,376
          Contract Owner Units Outstanding
            (PVAL - rounded) .....................   19,984,699     14,170,479        3,283,416       33,000,756       14,135,736
          Unit Value (PVAL) ...................... $    2.54551   $    2.01244   $      2.41301   $      3.54619   $      1.92826
                                                   ------------   ------------   --------------   --------------   --------------
          Contract Owner Equity (PVAL) ........... $ 50,871,251   $ 28,517,238   $    7,922,916   $  117,026,949   $   27,257,375
                                                   ------------   ------------   --------------   --------------   --------------
          Contract Owner Units Outstanding
            (SVUL - rounded) .....................    4,784,406        917,325          673,457        5,413,683        6,497,063
          Unit Value (SVUL) ...................... $    2.28529   $    1.15461   $      1.15283   $      3.08973   $      1.69824
                                                   ------------   ------------   --------------   --------------   --------------
          Contract Owner Equity (SVUL) ........... $ 10,933,754   $  1,059,153   $      776,381   $   16,726,819   $   11,033,572
                                                   ------------   ------------   --------------   --------------   --------------
          Contract Owner Units Outstanding
            (VUL - rounded)                              81,828            N/A              N/A          153,493              N/A
          Unit Value (VUL) ....................... $    1.99111            N/A              N/A   $      2.49462              N/A
                                                   ------------   ------------   --------------   --------------   --------------
          Contract Owner Equity (VUL) ............ $    162,928            N/A              N/A   $      382,907              N/A
                                                   ------------   ------------   --------------   --------------   --------------
          TOTAL CONTRACT OWNER EQUITY ............ $227,492,624   $ 74,789,203   $   25,172,141   $  460,241,555   $  126,843,323
                                                   ============   ============   ==============   ==============   ==============


NOTE 5:   CHARGES AND EXPENSES

          A.   Mortality Risk and Expense Risk Charges

               The mortality risk and expense risk charges, at an effective annual rate of 0.90%, is applied daily against the net assets representing equity of PVAL contract owners held in each subaccount. For contract owners investing in PVAL with face amounts of $100,000 or more the annual rate is 0.60%. For contract owners investing in SVUL the annual rate is 0.90%. For contract owners investing In PVUL the annual rate is 0.90 %. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential.

          B.   Deferred Sales Charge

               A deferred sales charge is imposed upon surrenders of certain variable life insurance contracts to compensate Prudential for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits.

                                      A17

          C.   Partial Withdrawal Charge

               A charge is imposed by Prudential on partial withdrawals of the cash surrender value. A charge equal to the lesser of $25 or 2% for SVUL and PVUL and $15 or 2% for PVAL will be made in connection with each partial withdrawal of the cash surrender value of a contract.

          D.   Expense Reimbursement

               PVAL contracts are reimbursed by Prudential, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% for all Zero Coupon Bond Portfolios, 0.45% for the Stock Index Portfolio, 0.50% for the Equity Income Portfolio, 0.55% for the Natural Resources Portfolio, and 0.65% for the High Yield Bond Portfolio of the average daily net assets of these portfolios.

               SVUL contracts are reimbursed by Prudential, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% of the average daily net assets of the portfolio of each of the Zero Coupon Bond Portfolios.

          E.   Cost of Insurance and Other Related Charges

               Contract owners contributions are subject to certain deductions prior to being invested in the Account. The deductions are for
               (1) transaction costs which are deducted from each premium payment for PVAL and PVUL, to cover premium collection and processing costs; (2) state premium taxes; (3) sales charges which are deducted in order to compensate Prudential for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Prudential for the guaranteed minimum death benefit risk.

NOTE 6:   TAXES

          Prudential is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.


NOTE 7:   NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT

          The increase (decrease) in net assets retained in the account represents the net contributions (withdrawals) of Prudential to (from) the Account. Effective October 13, 1998 Prudential no longer maintains a position in the account. Previously, Prudential maintained a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions and expense processing.


                                      A18

NOTE 8:   UNIT ACTIVITY

          Transactions in units (including transfers among subaccounts) for the years ended December 31, 1999 , 1998 and 1997 were as follows:


                                                                                   SUBACCOUNTS
                                               ------------------------------------------------------------------------------------
                                                                 MONEY                                   DIVERSIFIED
                                                                MARKET                                      BOND
                                                               PORTFOLIO                                  PORTFOLIO
                                               ----------------------------------------     ---------------------------------------
                                                   1999         1998          1997              1999        1998           1997
                                               ------------   -----------   -----------     -----------   -----------   -----------
          Contract Owner Contributions:         120,477,063    69,014,332    65,667,687      22,216,255    19,897,577    16,213,787
          Contract Owner Redemptions:          (114,736,198)  (57,752,616)  (69,425,851)    (20,070,222)  (15,092,779)  (14,250,810)


                                                                               SUBACCOUNTS (CONTINUED)
                                               ------------------------------------------------------------------------------------
                                                                                                          FLEXIBLE
                                                                EQUITY                                     MANAGED
                                                               PORTFOLIO                                  PORTFOLIO
                                               ---------------------------------------     ---------------------------------------
                                                   1999         1998          1997              1999        1998           1997
                                               ------------   -----------   -----------     -----------   -----------   -----------
          Contract Owner Contributions:          60,448,440    81,572,816    92,473,729      55,689,347    76,938,185    93,973,164
          Contract Owner Redemptions:           (74,869,027)  (74,174,443)  (76,628,697)    (72,365,779)  (81,055,189)  (87,813,519)


                                                                               SUBACCOUNTS (CONTINUED)
                                               ------------------------------------------------------------------------------------
                                                             CONSERVATIVE                                ZERO COUPON
                                                               BALANCED                                   BOND 2000
                                                               PORTFOLIO                                  PORTFOLIO
                                               ----------------------------------------     ---------------------------------------
                                                   1999         1998          1997              1999        1998           1997
                                               ------------   -----------   -----------     -----------   -----------   -----------
          Contract Owner Contributions:          53,724,364    78,380,210    93,048,913       1,680,934     1,980,913     1,934,757
          Contract Owner Redemptions:           (74,929,420)  (82,911,926)  (94,880,956)     (2,405,244)   (2,493,753)   (2,549,332)


                                                                               SUBACCOUNTS (CONTINUED)
                                               ------------------------------------------------------------------------------------
                                                              HIGH YIELD                                    STOCK
                                                                 BOND                                       INDEX
                                                               PORTFOLIO                                  PORTFOLIO
                                               ------------------------------------------   -------------------------   -----------
                                                   1999         1998          1997              1999        1998           1997
                                               ------------   -----------   -----------     -----------   -----------   -----------
          Contract Owner Contributions:          19,247,980    19,318,322    17,186,033      47,997,403    45,264,098    50,408,149
          Contract Owner Redemptions:           (22,299,293)  (16,933,871)  (16,878,090)    (36,168,261)  (34,390,053)  (34,222,528)


                                                                               SUBACCOUNTS (CONTINUED)
                                               ------------------------------------------------------------------------------------
                                                               EQUITY                                     NATURAL
                                                               INCOME                                    RESOURCES
                                                              PORTFOLIO                                  PORTFOLIO
                                               ----------------------------------------     ---------------------------------------
                                                   1999         1998          1997              1999        1998           1997
                                               ------------   -----------   -----------     -----------   -----------   -----------
          Contract Owner Contributions:          27,292,681    34,330,488    34,569,866      13,026,517    15,093,093    18,586,440
          Contract Owner Redemptions:           (33,584,226)  (26,544,454)  (24,004,754)    (15,783,619)  (18,219,964)  (17,455,643)


                                                                               SUBACCOUNTS (CONTINUED)
                                               ------------------------------------------------------------------------------------
                                                                                                        GOVERNMENT
                                                               GLOBAL                                     INCOME
                                                              PORTFOLIO                                  PORTFOLIO
                                               ----------------------------------------     ---------------------------------------
                                                   1999         1998          1997              1999        1998           1997
                                               ------------   -----------   -----------     -----------   -----------   -----------
          Contract Owner Contributions:          42,507,388    32,534,226    37,198,997       9,143,771    12,383,025    10,260,445
          Contract Owner Redemptions:           (35,405,377)  (27,960,335)  (24,567,571)    (11,091,943)  (11,507,261)  (12,866,478)


                                                                               SUBACCOUNTS (CONTINUED)
                                               ------------------------------------------------------------------------------------
                                                             ZERO COUPON                                PRUDENTIAL
                                                              BOND 2005                                  JENNISON
                                                              PORTFOLIO                                  PORTFOLIO
                                               ----------------------------------------     ---------------------------------------
                                                   1999         1998          1997              1999        1998           1997
                                               ------------   -----------   -----------     -----------   -----------   -----------
          Contract Owner Contributions:           5,288,563     3,651,972     2,986,424      81,466,185    53,654,104    36,782,725
          Contract Owner Redemptions:            (5,103,196)   (3,174,685)   (3,539,701)    (33,061,952)  (22,113,796)  (16,099,947)


                                                          SUBACCOUNTS (CONTINUED)
                                               ----------------------------------------
                                                        SMALL CAPITALIZATION
                                                               STOCK
                                                             PORTFOLIO
                                               ----------------------------------------
                                                   1999         1998          1997
                                               ------------   -----------   -----------
          Contract Owner Contributions:          44,995,701    38,172,591    38,237,386
          Contract Owner Redemptions:           (37,335,362)  (22,883,043)  (15,077,042)




                                      A19

NOTE  9:  PURCHASES AND SALES OF INVESTMENTS

          The aggregate costs of purchases and proceeds from sales of investments in the Series Fund for the year ended December 31, 1999 were as follows:


                                                                            PORTFOLIOS
                                      ----------------------------------------------------------------------------------------
                                          MONEY           DIVERSIFIED                           FLEXIBLE          CONSERVATIVE
                                         MARKET              BOND             EQUITY             MANAGED            BALANCED
                                      -------------      ------------      -------------      -------------       ------------
          Purchases ................  $ 114,836,682      $ 16,588,379      $  50,382,471      $  26,327,058       $ 20,526,529
          Sales ....................  $(105,181,605)     $(15,317,628)     $(137,552,449)     $ (97,078,848)      $(90,804,045)


                                                                      PORTFOLIOS (CONTINUED)
                                      ----------------------------------------------------------------------------------------
                                       ZERO COUPON
                                          BOND            HIGH YIELD           STOCK             EQUITY            NATURAL
                                          2000               BOND              INDEX             INCOME           RESOURCES
                                      -------------      ------------      -------------      -------------       ------------
          Purchases ................  $   1,305,363      $ 17,140,637      $  86,655,640      $  25,016,917       $  8,051,691
          Sales ....................  $  (3,302,674)     $(24,858,455)     $ (44,538,967)     $ (56,411,286)      $(16,097,354)


                                                                      PORTFOLIOS (CONTINUED)
                                      ----------------------------------------------------------------------------------------
                                                                            ZERO COUPON                             SMALL
                                                          GOVERNMENT           BOND            PRUDENTIAL       CAPITALIZATION
                                         GLOBAL             INCOME             2005             JENNISON            STOCK
                                      -------------      ------------      -------------      -------------       ------------
          Purchases ................  $  44,133,526      $  5,513,391      $   5,194,522      $ 145,912,541       $ 39,818,481
          Sales ....................  $ (31,322,697)     $(10,626,182)     $  (5,577,717)     $ (10,575,796)      $(27,977,731)


NOTE 10:  RELATED PARTY TRANSACTIONS

          Prudential has purchased multiple PVAL contracts insuring the lives of certain employees. Prudential is the owner and beneficiary of the contracts. There were no net premium payments for the year ended December 31, 1999. Equity of contracts owners in the Flexible Managed subaccount at December 31, 1999 includes approximately $273 million owned by Prudential.


                                      A20

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Contract Owners of the Variable Appreciable Life Subaccounts of the Prudential Variable Appreciable Account and the Board of Directors of The Prudential Insurance Company of America



In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Money Market Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Conservative Balanced Portfolio, Zero Coupon Bond 2000 Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Equity Income Portfolio, Natural Resources Portfolio, Global Portfolio, Government Income Portfolio, Zero Coupon Bond 2005 Portfolio, Prudential Jennison Portfolio, Small Capitalization Stock Portfolio) of the Variable Appreciable Life Subaccounts of the Prudential Variable Appreciable Account at December 31, 1999, the results of each of their operations and the changes in each of their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of The Prudential Insurance Company of America's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 1999, provide a reasonable basis for the opinion expressed above.





PricewaterhouseCoopers LLP
New York, New York
March 17, 2000



                                      A21

The Prudential Insurance Company of America

Consolidated Statements of Financial Position
December 31, 1999 and 1998 (In Millions)
--------------------------------------------------------------------------------


                                                                                                      1999              1998
                                                                                                 ---------------   ----------------
ASSETS
  Fixed maturities:
     Available for sale, at fair value (amortized cost, 1999: $76,815; 1998: $76,997)                  $ 74,697           $ 80,158
     Held to maturity, at amortized cost (fair value, 1999: $14,112; 1998: $17,906)                      14,237             16,848
  Trading account assets, at fair value                                                                   9,741              8,888
  Equity securities, available for sale, at fair value (cost, 1999: $2,531; 1998: $2,583)                 3,264              2,759
  Mortgage loans on real estate                                                                          16,268             16,016
  Investment real estate                                                                                    770                675
  Policy loans                                                                                            7,590              7,476
  Securities purchased under agreements to resell                                                        13,944             10,252
  Cash collateral for borrowed securities                                                                 7,124              5,622
  Other long-term investments                                                                             4,087              3,474
  Short-term investments                                                                                 12,303              9,781
                                                                                                 ---------------   ----------------
     Total investments                                                                                  164,025            161,949

  Cash                                                                                                    1,330              1,943
  Accrued investment income                                                                               1,836              1,795
  Broker-dealer related receivables                                                                      11,346             10,142
  Deferred policy acquisition costs                                                                       7,324              6,462
  Other assets                                                                                           17,102             16,200
  Separate account assets                                                                                82,131             80,931
                                                                                                 ---------------   ----------------
TOTAL ASSETS                                                                                          $ 285,094          $ 279,422
                                                                                                 ===============   ================

LIABILITIES AND EQUITY
LIABILITIES
  Future policy benefits                                                                               $ 68,069           $ 67,059
  Policyholders' account balances                                                                        31,578             33,098
  Unpaid claims and claim adjustment expenses                                                             2,829              3,806
  Policyholders' dividends                                                                                1,484              1,444
  Securities sold under agreements to repurchase                                                         24,598             21,486
  Cash collateral for loaned securities                                                                  10,775              7,132
  Income taxes payable                                                                                      804                785
  Broker-dealer related payables                                                                          5,839              6,530
  Securities sold but not yet purchased                                                                   6,968              5,771
  Short-term debt                                                                                        10,858             10,082
  Long-term debt                                                                                          5,513              4,734
  Other liabilities                                                                                      14,357             16,169
  Separate account liabilities                                                                           82,131             80,931
                                                                                                 ---------------   ----------------
           Total liabilities                                                                            265,803            259,027
                                                                                                 ---------------   ----------------

COMMITMENTS AND CONTINGENCIES (See Notes 14 and 15)
EQUITY
  Accumulated other comprehensive income/(loss)                                                            (685)             1,232
  Retained earnings                                                                                      19,976             19,163
                                                                                                 ---------------   ----------------
            Total equity                                                                                 19,291             20,395
                                                                                                 ---------------   ----------------
 TOTAL LIABILITIES AND EQUITY                                                                         $ 285,094          $ 279,422
                                                                                                 ===============   ================


                 See Notes to Consolidated Financial Statements
                                       B1

The Prudential Insurance Company of America

Consolidated Statements of Operations
Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------


                                                                                  1999              1998              1997
                                                                             ---------------    --------------    --------------
REVENUES
  Premiums                                                                           $9,475            $9,024            $9,015
  Policy charges and fee income                                                       1,516             1,465             1,423
  Net investment income                                                               9,424             9,535             9,482
  Realized investment gains, net                                                        924             2,641             2,168
  Commissions and other income                                                        5,279             4,471             4,480
                                                                             ---------------    --------------    --------------
           Total revenues                                                            26,618            27,136            26,568
                                                                             ---------------    --------------    --------------

BENEFITS AND EXPENSES
  Policyholders' benefits                                                            10,175             9,840             9,956
  Interest credited to policyholders' account balances                                1,811             1,953             2,170
  Dividends to policyholders                                                          2,571             2,477             2,422
  General and administrative expenses                                                 9,656             9,108             8,620
  Sales practices remedies and costs                                                    100             1,150             2,030
                                                                             ---------------    --------------    --------------
           Total benefits and expenses                                               24,313            24,528            25,198
                                                                             ---------------    --------------    --------------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND
  EXTRAORDINARY ITEM                                                                  2,305             2,608             1,370
                                                                             ---------------    --------------    --------------
  Income taxes
    Current                                                                             690             1,085               101
    Deferred                                                                            352              (115)              306
                                                                             ---------------    --------------    --------------
           Total income taxes                                                         1,042               970               407
                                                                             ---------------    --------------    --------------

INCOME FROM CONTINUING OPERATIONS BEFORE EXTRAORDINARY ITEM                           1,263             1,638               963
                                                                             ---------------    --------------    --------------

DISCONTINUED OPERATIONS
  Loss from healthcare operations, net of taxes                                           -              (298)             (353)
  Loss on disposal of healthcare operations, net of taxes                              (400)             (223)                -
                                                                             ---------------    --------------    --------------
    Net loss from discontinued operations                                              (400)             (521)             (353)
                                                                             ---------------    --------------    --------------

INCOME BEFORE EXTRAORDINARY ITEM                                                        863             1,117               610

EXTRAORDINARY ITEM - DEMUTUALIZATION EXPENSES, NET OF TAXES                             (50)              (11)                -
                                                                             ---------------    --------------    --------------

NET INCOME                                                                            $ 813            $1,106             $ 610
                                                                             ===============    ==============    ==============


                 See Notes to Consolidated Financial Statements
                                       B2

The Prudential Insurance Company of America

Consolidated Statements of Changes in Equity
Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------

                                                                    Accumulated Other Comprehensive Income/(Loss)
                                                      ---------------------------------------------------------------------
                                                                                                               Total
                                                          Foreign             Net                           Accumulated
                                                          Currency         Unrealized         Pension          Other
                                                        Translation        Investment        Liability      Comprehensive
                                                        Adjustments       Gains/(Losses)     Adjustment      Income/(Loss)
                                                      ---------------   -----------------  -------------  -----------------
Balance, December 31, 1996                                     $ (56)          $ 1,136             $ (4)          $ 1,076
Comprehensive income:
      Net income
      Other comprehensive income, net of tax:
           Change in foreign currency translation
                adjustments                                      (29)                                                 (29)
           Change in net unrealized investment gains                               616                                616
           Additional pension liability adjustment                                                   (2)               (2)

      Other comprehensive income

Total comprehensive income

                                                      ---------------------------------------------------------------------
Balance, December 31, 1997                                       (85)            1,752               (6)            1,661
Comprehensive income:
      Net income
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                       54                                                   54
           Change in net unrealized investment gains                              (480)                              (480)
           Additional pension liability adjustment                                                   (3)               (3)

      Other comprehensive loss

Total comprehensive income

                                                      ---------------------------------------------------------------------
Balance, December 31, 1998                                       (31)            1,272               (9)            1,232
Comprehensive income:
      Net income
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                       13                                                   13
           Change in net unrealized investment gains                            (1,932)                            (1,932)
           Additional pension liability adjustment                                                    2                 2

      Other comprehensive loss

Total comprehensive loss

                                                      ---------------------------------------------------------------------
Balance, December 31, 1999                                     $ (18)           $ (660)            $ (7)           $ (685)
                                                      =====================================================================


                                                           Retained       Total
                                                           Earnings       Equity
                                                        --------------  ------------
Balance, December 31, 1996                                 $ 17,447       $18,523
Comprehensive income:
      Net income                                                610           610
      Other comprehensive income, net of tax:
           Change in foreign currency translation
                adjustments                                                   (29)
           Change in net unrealized investment gains                          616
           Additional pension liability adjustment                             (2)
                                                                        ----------
      Other comprehensive income                                              585
                                                                        ----------
Total comprehensive income                                                  1,195

                                                      ----------------------------
Balance, December 31, 1997                                   18,057        19,718
Comprehensive income:
      Net income                                              1,106         1,106
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                                    54
           Change in net unrealized investment gains                         (480)
           Additional pension liability adjustment                             (3)
                                                                        ----------
      Other comprehensive loss                                               (429)
                                                                        ----------
Total comprehensive income                                                    677

                                                      ----------------------------
Balance, December 31, 1998                                   19,163        20,395
Comprehensive income:
      Net income                                                813           813
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                                    13
           Change in net unrealized investment gains                       (1,932)
           Additional pension liability adjustment                              2
                                                                        ----------
      Other comprehensive loss                                             (1,917)
                                                                        ----------
Total comprehensive loss                                                   (1,104)

                                                      ----------------------------
Balance, December 31, 1999                                 $ 19,976       $19,291
                                                      ============================


                 See Notes to Consolidated Financial Statements
                                       B3

The Prudential Insurance Company of America

Consolidated Statements of Cash Flows
Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------

                                                                                1999               1998               1997
                                                                            --------------     --------------     --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                        $ 813            $ 1,106              $ 610
  Adjustments to reconcile net income to
     net cash provided by operating activities:
        Realized investment gains, net                                               (915)            (2,671)            (2,209)
        Policy charges and fee income                                                (237)              (232)              (258)
        Interest credited to policyholders' account balances                        1,811              1,953              2,170
        Depreciation and amortization                                                 489                337                271
        Loss on disposal of businesses                                                400                223                  -
        Change in:
            Deferred policy acquisition costs                                        (178)              (174)              (233)
            Future policy benefits and other insurance liabilities                    724                597              2,537
            Trading account assets                                                   (853)            (2,540)            (1,825)
            Income taxes payable                                                    1,074                594             (1,391)
            Broker-dealer related receivables/payables                             (1,898)             1,495               (672)
            Securities purchased under agreements to resell                        (3,692)            (1,591)            (3,314)
            Cash collateral for borrowed securities                                (1,502)              (575)            (2,631)
            Cash collateral for loaned securities                                   3,643             (6,985)             5,668
            Securities sold but not yet purchased                                   1,197              2,122              1,633
            Securities sold under agreements to repurchase                          3,112              9,139              4,844
            Other, net                                                             (3,356)            (5,234)             3,910
                                                                            --------------     --------------     --------------

                Cash flows from (used in) operating activities                        632             (2,436)             9,110
                                                                            --------------     --------------     --------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the sale/maturity of:
        Fixed maturities, available for sale                                      120,875            123,151            123,550
        Fixed maturities, held to maturity                                          4,957              4,466              4,042
        Equity securities, available for sale                                       3,190              2,792              2,572
        Mortgage loans on real estate                                               2,640              4,090              4,299
        Investment real estate                                                        507              1,489              1,842
        Other long-term investments                                                 1,219              1,848              5,232
  Payments for the purchase of:
        Fixed maturities, available for sale                                     (120,933)          (126,742)          (129,854)
        Fixed maturities, held to maturity                                         (2,414)            (2,244)            (2,317)
        Equity securities, available for sale                                      (2,779)            (2,547)            (2,461)
        Mortgage loans on real estate                                              (2,595)            (3,719)            (3,305)
        Investment real estate                                                       (483)               (31)              (241)
        Other long-term investments                                                (1,354)            (1,842)            (4,173)
  Short-term investments                                                           (2,510)             2,145             (2,848)
                                                                            --------------     --------------     --------------

                Cash flows from (used in) investing activities                        320              2,856             (3,662)
                                                                            --------------     --------------     --------------


                 See Notes to Consolidated Financial Statements
                                       B4

The Prudential Insurance Company of America

Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------

                                                                                1999               1998               1997
                                                                            --------------     --------------     --------------
CASH FLOWS FROM FINANCING ACTIVITIES:

     Policyholders' account deposits                                                6,901              7,052              5,245
     Policyholders' account withdrawals                                            (9,835)           (11,332)            (9,873)
     Net increase in short-term debt                                                  444              2,422                305
     Proceeds from the issuance of long-term debt                                   1,844              1,940                324
     Repayments of long-term debt                                                    (919)              (418)              (464)
                                                                            --------------     --------------     --------------

             Cash flows used in financing activities                               (1,565)              (336)            (4,463)
                                                                            --------------     --------------     --------------

NET (DECREASE)/INCREASE IN CASH                                                      (613)                84                985

CASH, BEGINNING OF YEAR                                                             1,943              1,859                874
                                                                            --------------     --------------     --------------

CASH, END OF YEAR                                                                 $ 1,330            $ 1,943            $ 1,859
                                                                            ==============     ==============     ==============


SUPPLEMENTAL CASH FLOW INFORMATION:

Income taxes (received)/paid                                                      $  (344)           $   163            $   968
                                                                            --------------     --------------     --------------

Interest paid                                                                     $   824            $   864            $   708
                                                                            --------------     --------------     --------------


                 See Notes to Consolidated Financial Statements
                                       B5

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS

    The Prudential Insurance Company of America and its subsidiaries (collectively, "Prudential" or "the Company") provide financial services throughout the United States and in many foreign countries. The Company's businesses provide a full range of insurance, investment, securities and other financial products and services to both retail and institutional customers. Principal products and services provided include life insurance, property and casualty insurance, annuities, mutual funds, pension and retirement related investments and administration, asset management, and securities brokerage.

    Demutualization

    On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize and become a publicly traded stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit demutualization to occur and that specified the process for conversion. Demutualization is a complex process involving the development of a plan of reorganization, approval of the plan by the Company's Board of Directors, a public hearing, approval by two-thirds of the qualified policyholders who vote on the plan, and review and approval by the New Jersey Department of Banking and Insurance. The Company's management is in the process of developing a proposed plan of demutualization, although there can be no assurance as to the terms thereof or that the Company's Board of Directors will approve such a plan.

    The Company's management currently anticipates that the Company's proposed plan of demutualization will include the establishment of a new holding company, Prudential, Inc., whose stock will be publicly traded and of which the Company's stock successor will become a direct or indirect wholly-owned subsidiary. The consolidated financial statements of the Company prior to the demutualization will become Prudential, Inc.'s consolidated financial statements upon demutualization. The Company's management also currently intends to propose that a corporate reorganization occur concurrently with the demutualization whereby the stock of various of the Company's subsidiaries (including Prudential Securities Group, the personal lines property-casualty insurance companies and the international insurance companies), the stock of a newly formed subsidiary containing the Company's asset management operations, and certain prepaid pension expense, post-employment benefits and certain other assets will be distributed to Prudential, Inc. If effected, the corporate reorganization can be expected to materially reduce invested assets, net income and total equity of The Prudential Insurance Company of America, which would be an insurance subsidiary of Prudential, Inc. after the corporate reorganization, although it would have no effect on the consolidated assets, net income or total equity of Prudential, Inc. As the terms of the foregoing transactions have not been finalized by the Company or approved by the regulatory authority, it is not currently possible to quantify their financial effect on the Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation

    The consolidated financial statements include the accounts of The Prudential Insurance Company of America, a mutual life insurance company, its majority-owned subsidiaries, and those partnerships and joint ventures in which the Company has a controlling financial interest, except in those instances where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital


                                       B6

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    decisions of the entity. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). All significant intercompany balances and transactions have been eliminated.

    Use of Estimates
    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

    Investments
    Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities is written down to estimated fair value when a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale," net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income."

    Trading account assets and securities sold but not yet purchased are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

    Equity securities, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income/(loss)."

    Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.


                                       B7

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    Investment real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such.

    Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. An impairment loss is recognized when the review indicates that the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value.

    Charges relating to real estate held for disposal and impairments of real estate held for investment are included in "Realized investment gains, net." Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in "Net investment income."

    Policy loans are carried at unpaid principal balances.

    Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession or control of securities purchased under agreements to resell. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased or resold is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure.

    Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned are with large brokerage firms.

    Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

    Other long-term investments primarily represent the Company's investments in joint ventures and partnerships in which the Company does not exercise control and derivatives held for purposes other than trading. Such joint venture and partnership interests are generally accounted for using the equity method of accounting, reduced for other than temporary declines in value, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income." However, for certain real estate joint ventures, Prudential's


                                       B8

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    interest is liquidated by means of one or more transactions that result in the sale of the underlying invested assets to third parties and the ultimate distribution of the proceeds to Prudential and other joint venture partners in exchange for and settlement of the respective joint venture interests. These transactions are accounted for as disposals of Prudential's joint venture interests and the resulting gains and losses are included in "Realized investment gains, net."

    Short-term investments, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

    Realized investment gains, net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains, net." Decreases in the carrying value of investment real estate held for disposal are recorded in "Realized investment gains, net."

    Cash
    Cash includes cash on hand, amounts due from banks, and money market instruments.

    Deferred Policy Acquisition Costs
    The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income."

    For participating life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The average rate of assumed investment yield used in estimating expected gross margins was 7.83% at December 31, 1999. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised. Deferred policy acquisition costs related to non-participating term insurance are amortized over the expected life of the contracts in proportion to the premium income.

    The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that


                                       B9

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies.

    For property and casualty insurance contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

    For disability insurance, group life insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

    Separate Account Assets and Liabilities
    Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Commissions and other income."

    Other Assets and Other Liabilities
    Other assets consist primarily of prepaid benefit costs, reinsurance recoverables, certain restricted assets, trade receivables, mortgage securitization inventory, and property and equipment. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of trade payables, employee benefit liabilities, and reserves for sales practices remedies and costs.

    Contingencies
    Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

    Policyholders' Dividends
    The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is based on the Company's statutory results and past experience, including investment income, realized investment gains, net over a number of years, mortality experience and other factors.

    Insurance Revenue and Expense Recognition
    Premiums from participating insurance policies are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded using the net level premium method.

    Premiums from non-participating group annuities with life contingencies are recognized when due. For single premium immediate annuities and structured settlements with life contingencies, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to the amount of expected future benefit payments.

                                       B10

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    Amounts received as payment for interest-sensitive life contracts, deferred annuities and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

    For disability insurance, group life insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

    Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

    Foreign Currency Translation Adjustments
    Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the Statements of Financial Position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in "Accumulated other comprehensive income (loss)," a separate component of equity.

    Commissions and Other Income
    Commissions and other income principally includes securities and commodities commission revenues, asset management fees, investment banking revenue and realized and unrealized gains from trading activities of the Company's securities business.

    Derivative Financial Instruments
    Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates or foreign currency exchange rates and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. Additionally, derivatives are used in the broker-dealer business and in a limited-purpose subsidiary for trading purposes.

    To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives are evaluated at the inception of the hedge and throughout the hedge period.

    Derivatives held for trading purposes are used by the Company's securities business to meet the needs of customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Trading derivative positions are valued daily, generally by obtaining quoted market prices or through the use of pricing models. Values are affected by changes in interest rates, currency exchange rates, credit spreads, market volatility and liquidity. The Company monitors


                                       B11

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    these exposures through the use of various analytical techniques.

    Derivatives held for trading purposes are included at fair value in "Trading account assets," "Other liabilities" or "Broker-dealer related receivables/payables" in the Consolidated Statements of Financial Position, and realized and unrealized changes in fair value are included in "Commissions and other income" of the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from trading derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

    Derivatives held for purposes other than trading are primarily used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix as part of the Company's risk management activities.

    See Note 14 for a discussion of the accounting treatment of derivatives that qualify as hedges. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are included in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from other than trading derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

    Income Taxes
    The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual life insurance companies' earnings. Income taxes include an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

    Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

    Extraordinary Item - Demutualization Expenses, Net of Taxes
    The Consolidated Statements of Operations reflect extraordinary charges for demutualization expenses of $50 million and $11 million, net of taxes of zero, for the years ended December 31, 1999 and 1998, respectively. Demutualization expenses consist primarily of the cost of engaging independent accounting, actuarial, investment banking, legal and other consultants to advise the Company and the New Jersey Department of Banking and Insurance and the New York Department of Insurance in the demutualization process and related matters. Future demutualization expenses will also include the cost of printing and postage for communications with policyholders.

    New Accounting Pronouncements
    In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which may affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative"


                                       B12

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

    SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

    Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this Statement, as amended, as of January 1, 2001 and is currently assessing the effect of the new standard.

    In October 1998, the AICPA issued Statement of Position 98-7, "Deposit
    Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk" ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

    Reclassifications
    Certain amounts in prior years have been reclassified to conform to the current year presentation.

3. DISCONTINUED OPERATIONS

    In December 1998, the Company entered into a definitive agreement to sell its healthcare business to Aetna, Inc. ("Aetna"). The sale was completed on August 6, 1999. Included in this transaction were the Company's managed medical care, point of service, preferred provider organization and indemnity health lines, dental business, as well as the Company's Administrative Services Only ("ASO") business. The healthcare business is recorded as a discontinued operation in the accompanying consolidated financial statements, with a measurement date of December 31, 1998

    Proceeds from the sale were $500 million of cash, $500 million of Aetna three-year senior notes and stock appreciation rights covering one million shares of Aetna common stock, valued at approximately $30 million at the date of closing, with a term of five years and a reference price of $81.81 per Aetna common share. The sale resulted in a loss of $623 million, net of tax. Loss from healthcare operations for 1998 includes results through December 31, 1998 (the measurement date). Amounts within the footnotes have been adjusted, where noted, to eliminate the impact of discontinued operations and to be consistent with the presentation in the Consolidated Statements of Operations.

    The 1998 loss on disposal of $223 million, net of taxes, included anticipated operating losses to be incurred by the healthcare business subsequent to December 31, 1998 (the measurement date) through the expected date of


                                      B13

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. DISCONTINUED OPERATIONS (continued)

    the sale, as well as estimates of other costs the Company would incur in connection with the disposition of the healthcare business. These include costs attributable to facilities closure and systems terminations, severance and termination benefits, payments to Aetna related to the ASO business and estimated payments in connection with a medical loss ratio agreement covering the fully insured medical and dental business (the "MLR Agreement"). The MLR Agreement provides for payments either to or from Aetna in the event that medical loss ratios (i.e., incurred medical expense divided by earned premiums) for covered businesses are either less favorable or more favorable than levels specified in the MLR Agreement for the years 1999 and 2000. The loss on disposal also included the estimated positive impact of net curtailment gains from expected modifications of certain pension and other postretirement benefit plans in which employees of the healthcare business participate. (See Note 9).

    In 1999 the Company recognized an additional loss on disposal of its healthcare business of $400 million, after related tax benefits. The additional loss resulted primarily from higher than anticipated healthcare operating losses during the 1999 period through the August 6 closing date. The higher losses resulted principally from adverse claims experience and the impact of this experience on the evaluation of the Company's obligation under the MLR Agreement. The pretax operating loss from the healthcare business from January 1, 1999 through August 6, 1999 was $370 million, which exceeded the original estimate of $160 million, recorded within the "Loss on disposal of healthcare operations" in 1998. In addition to the obligations noted above, the Company has retained certain liabilities pertaining to the healthcare business, including all liabilities associated with litigation which existed at August 6, 1999 or commences within two years of that date with respect to claims that were incurred prior to August 6, 1999. Management's best estimate of these costs is included in the loss on disposal. It is possible that additional adjustments to estimates may be necessary which might be material to future results of operations of a particular quarterly or annual period.

    Upon the closing of the sale of the healthcare business, the Company entered into a coinsurance agreement with Aetna. The agreement is 100% indemnity reinsurance on a coinsurance basis for all of the Company's insured medical and dental business in-force upon the completion of the sale of the business on August 6, 1999. The agreement requires the Company to issue additional policies for new customers in response to proposals made to brokers or customers within six months after the closing date and to renew insurance policies until two years after the closing date. All such additional new and renewal policies are 100% coinsured by Aetna, when issued. The purpose of the agreement is to provide for the uninterrupted operation and growth, including renewals of existing policies and issuance of new policies, of the healthcare business that Aetna acquired from Prudential. The operation of the business and the attendant risks, except for the existence of the MLR Agreement as discussed above, were assumed entirely by Aetna. Consequently, the following amounts pertaining to the agreement had no effect on the Company's results of operations. The Company ceded premiums and benefits of $896 million and $757 million, respectively, for the period from August 6, 1999 through December 31, 1999. Reinsurance recoverable under this agreement, included in other assets, was $500 million at December 31, 1999.

    The following table presents the results and the loss on the disposal of the Company's healthcare business, determined as of the measurement date and subsequently adjusted, which are included in "Discontinued Operations" in the Consolidated Statements of Operations. Amounts for 1997 include revenues and expenses relating to a contract with the American Association of Retired Persons for healthcare and similar coverages which was terminated effective December 31, 1997.


                                      B14

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. DISCONTINUED OPERATIONS (continued)


                                                                                  1999               1998               1997
                                                                             ---------------    ---------------     --------------
                                                                                                (In Millions)

Revenues                                                                             $    -            $ 7,461            $10,305
Policyholder benefits                                                                     -             (6,064)            (8,484)
General and administrative expenses                                                       -             (1,822)            (2,364)
                                                                             ---------------    ---------------     --------------
Loss before income taxes                                                                  -               (425)              (543)
Income tax benefit                                                                        -                127                190
                                                                             ---------------    ---------------     --------------
Loss from operations                                                                      -               (298)              (353)
Loss on disposal, net of tax benefits of $240 in 1999 and $131 in 1998                 (400)              (223)                 -
                                                                             ---------------    ---------------     --------------
Loss from discontinued operations, net of taxes                                      $ (400)           $  (521)            $ (353)
                                                                             ===============    ===============     ==============


                                      B15

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS

    Fixed Maturities and Equity Securities

    The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31:

                                                                                           1999
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $  5,594         $     36         $    236        $  5,394

Obligations of U.S. states and
  their political subdivisions                                     2,437               41              118           2,360

Foreign government bonds                                           4,590              140               90           4,640

Corporate securities                                              57,503              580            2,431          55,652

Mortgage-backed securities                                         6,566               96              135           6,527

Other                                                                125                -                1             124
                                                             --------------------------------------------------------------
Total fixed maturities available for sale                       $ 76,815         $    893         $  3,011        $ 74,697
                                                             ==============================================================

Equity securities available for sale                            $  2,531         $    829         $     96        $  3,264
                                                             ==============================================================


                                                                                           1999
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities held to maturity
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $      5         $      -         $      -        $      5

Obligations of U.S. states and
  their political subdivisions                                        81                1                3              79

Foreign government bonds                                             214               11                1             224

Corporate securities                                              13,883              280              408          13,755

Mortgage-backed securities                                             1                -                -               1

Other                                                                 53                -                5              48
                                                             --------------------------------------------------------------

Total fixed maturities held to maturity                         $ 14,237         $    292         $    417        $ 14,112
                                                             ==============================================================


                                      B16

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


                                                                                           1998
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $  5,761         $    580          $     9        $  6,332

Obligations of U.S. states and
  their political subdivisions                                     2,672              204                1           2,875

Foreign government bonds                                           3,486              258               59           3,685

Corporate securities                                              57,043            2,540              546          59,037

Mortgage-backed securities                                         7,935              208               14           8,129

Other                                                                100                -                -             100
                                                             --------------------------------------------------------------
Total fixed maturities available for sale                       $ 76,997         $  3,790         $    629        $ 80,158
                                                             ==============================================================

Equity securities available for sale                            $  2,583         $    472         $    296        $  2,759
                                                             ==============================================================


                                                                                           1998
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities held to maturity
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $      5         $      -         $      -        $      5

Obligations of U.S. states and
  their political subdivisions                                        62                2                1              63

Foreign government bonds                                             216                8                1             223

Corporate securities                                              16,514            1,092               48          17,558

Mortgage-backed securities                                             1                -                -               1

Other                                                                 50                6                -              56
                                                             --------------------------------------------------------------
Total fixed maturities held to maturity                         $ 16,848         $  1,108         $     50        $ 17,906
                                                             ==============================================================


                                      B17

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 1999, is shown below:


                                                             Available for Sale                          Held to Maturity
                                                     ----------------------------------        ----------------------------------
                                                                           Estimated                                 Estimated
                                                       Amortized             Fair                Amortized             Fair
                                                          Cost               Value                  Cost               Value
                                                     ---------------     --------------        ---------------     --------------
                                                                (In Millions)                             (In Millions)

Due in one year or less                                    $  3,171           $  3,166               $    671           $    671
Due after one year through five years                        18,132             17,911                  4,063              4,078
Due after five years through ten years                       19,249             18,725                  5,449              5,345
Due after ten years                                          29,697             28,368                  4,053              4,017
Mortgage-backed securities                                    6,566              6,527                      1                  1
                                                     ---------------     --------------        ---------------     --------------

     Total                                                 $ 76,815           $ 74,697               $ 14,237           $ 14,112
                                                     ===============     ==============        ===============     ==============


   Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

   Proceeds from the repayment of held to maturity fixed maturities during 1999, 1998 and 1997 were $4,957 million, $4,466 million, and $4,042 million, respectively. Gross gains of $73 million, $135 million, and $62 million, and gross losses of $0 million, $2 million, and $1 million were realized on prepayment of held to maturity fixed maturities during 1999, 1998 and 1997, respectively.

   Proceeds from the sale of available for sale fixed maturities during 1999, 1998 and 1997 were $117,547 million, $119,096 million and $120,604 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 1999, 1998 and 1997 were $3,328 million, $4,055 million and $2,946 million, respectively. Gross gains of $884 million, $1,765 million and $1,310 million, and gross losses of $1,231 million, $443 million and $639 million were realized on sales and prepayments of available for sale fixed maturities during 1999, 1998 and 1997, respectively.

   Writedowns for impairments which were deemed to be other than temporary for fixed maturities were $266 million, $96 million and $13 million and for equity securities were $205 million, $95 million and $31 million for the years 1999, 1998 and 1997, respectively.

   During the years ended December 31, 1999 and 1998, certain securities classified as held to maturity were either sold or transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in creditworthiness. The aggregate amortized cost of the securities sold or transferred was $230 million in 1999 and $73 million in 1998. Gross unrealized investment losses of $5 million in 1999 and $.4 million in 1998 were recorded in "Accumulated other comprehensive income" at the time of the transfer. Prior to transfer, impairments related to these securities, if any, were included in "Realized investment gains, net." Realized gains on securities sold were $3 million in 1999.


                                       B18

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


   Mortgage Loans on Real Estate
   The Company's mortgage loans were collateralized by the following property types at December 31:

                                                         Amount          Percentage            Amount          Percentage
                                                      (In Millions)       of Total         (In Millions)        of Total
                                                                   1999                                  1998
                                                     ----------------------------------    ---------------------------------
Office Buildings                                            $  3,960             24.1%           $  4,156             25.3%
Retail stores                                                  2,627             15.9%              2,866             17.4%
Residential properties                                           662              4.0%                716              4.3%
Apartment complexes                                            4,508             27.3%              4,179             25.4%
Industrial buildings                                           2,161             13.1%              1,971             12.0%
Agricultural properties                                        1,959             11.9%              1,936             11.8%
Other                                                            612              3.7%                619              3.8%
                                                     ----------------  ----------------    ---------------   ---------------
  Subtotal                                                    16,489              100%             16,443              100%
                                                                       ================                      ===============
Allowance for losses                                            (221)                                (427)
                                                     ----------------                      ---------------
Net carrying value                                          $ 16,268                             $ 16,016
                                                     ================                      ===============


   The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (23.4%) and New York (10.1%) at December 31, 1999. Mortgage loans receivable at December 31, 1998 include $87 million from non-consolidated joint ventures.

   Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:


                                                           1999                1998               1997
                                                     -----------------   -----------------  -----------------
                                                                          (In Millions)
Allowance for losses, beginning of year                         $ 427               $ 450              $ 515
Release of allowance for losses                                  (201)                  -                (41)
Charge-offs, net of recoveries                                     (5)                (23)               (24)
                                                     -----------------   -----------------  -----------------
Allowance for losses, end of year                               $ 221               $ 427              $ 450
                                                     =================   =================  =================


   The $201 million reduction of the mortgage loan allowance for losses in 1999 is primarily attributable to the improved economic climate, changes in the nature and mix of borrowers and underlying collateral and a decrease in impaired loans.

   Impaired mortgage loans identified in management's specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

                                                                          1999                1998
                                                                    -----------------   -----------------
                                                                                (In Millions)
Impaired mortgage loans with allowance for losses                              $ 411             $   501
Impaired mortgage loans with no allowance for losses                             283                 572
Allowance for losses, end of year                                                (24)                (45)
                                                                    -----------------   -----------------
Net carrying value of impaired mortgage loans                                  $ 670             $ 1,028
                                                                    =================   =================


                                       B19

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   Impaired mortgage loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $884 million, $1,329 million and $2,102 million during 1999, 1998 and 1997, respectively. Net investment income recognized on these loans totaled $55 million, $94 million and $140 million for the years ended December 31, 1999, 1998 and 1997, respectively.

   Investment Real Estate
   "Investment real estate" of $770 million and $675 million at December 31, 1999 and 1998, respectively, is directly owned. Of the Company's real estate, $293 million and $675 million consists of commercial and agricultural assets held for disposal at December 31, 1999 and 1998, respectively. Impairment losses amounted to $3 million, $8 million and $40 million for the years ended December 31, 1999, 1998 and 1997, respectively, and are included in "Realized investment gains, net."

   Restricted Assets and Special Deposits
   Assets of $4,463 million and $2,803 million at December 31, 1999 and 1998, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $2,325 million and $3,898 million at December 31, 1999 and 1998, respectively, were held in voluntary trusts. Of these amounts, $1,553 million and $3,131 million at December 31, 1999 and 1998, respectively, related to the multi-state policyholder settlement described in Note 15. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Assets valued at $128 million and $173 million at December 31, 1999 and 1998, respectively, were pledged as collateral for bank loans and other financing agreements. Restricted cash and securities of $4,082 million and $2,366 million at December 31, 1999 and 1998, respectively, were included in the Consolidated Statements of Financial Position in "Other assets." The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

   Other Long-Term Investments
   The Company's "Other long-term investments" of $4,087 million and $3,474 million as of December 31, 1999 and 1998, respectively, are comprised of $1,212 million and $1,133 million in real estate related interests and $2,875 million and $2,341 million of non-real estate related interests. Net investment income from other long-term investments was $365 million, $311 million and $443 million for 1999, 1998 and 1997, respectively.


                                       B20

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   Investment Income and Investment Gains and Losses

   Net investment income arose from the following sources for the years ended December 31:

                                                                1999              1998               1997
                                                            -------------      ------------      -------------
                                                                              (In Millions)

Fixed maturities - available for sale                            $ 5,450           $ 5,366            $ 5,074
Fixed maturities - held to maturity                                1,217             1,406              1,622
Trading account assets                                               622               677                504
Equity securities - available for sale                                63                54                 52
Mortgage loans on real estate                                      1,401             1,525              1,555
Investment real estate                                               101               230                565
Policy loans                                                         448               410                396
Securities purchased under agreements to resell                       25                18                 15
Broker-dealer related receivables                                    976               836                706
Short-term investments                                               642               725                697
Other investment income                                              354               430                535
                                                            -------------      ------------      -------------

Gross investment income                                           11,299            11,677             11,721
Less investment expenses                                          (1,824)           (2,035)            (2,027)
                                                            -------------      ------------      -------------

     Subtotal                                                      9,475             9,642              9,694
Less amount relating to discontinued operations                      (51)             (107)              (212)
                                                            -------------      ------------      -------------

Net investment income                                            $ 9,424           $ 9,535            $ 9,482
                                                            =============      ============      =============



                                       B21

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   Realized investment gains, net, for the years ended December 31, were from the following sources:

                                                                     1999                1998                1997
                                                                ---------------     ---------------     ---------------
                                                                                    (In Millions)
Fixed maturities                                                       $  (557)            $ 1,381             $   684
Equity securities - available for sale                                     223                 427                 363
Mortgage loans on real estate                                              209                  22                  68
Investment real estate                                                     106                 642                 700
Joint ventures and limited partnerships                                    656                 454                 289
Derivatives                                                                305                (263)                108
Other                                                                      (27)                  8                  (3)
                                                                ---------------     ---------------     ---------------
     Subtotal                                                              915               2,671               2,209
Less amount related to discontinued operations                               9                 (30)                (41)
                                                                ---------------     ---------------     ---------------
Realized investment gains, net                                         $   924             $ 2,641             $ 2,168
                                                                ===============     ===============     ===============



    The "joint ventures and limited partnerships" category includes net realized investment gains relating to real estate joint ventures' and partnerships' sales of their underlying invested assets, as described more fully in Note 2, "Other long-term investments," amounting to $114 million, $177 million and $56 million in 1999, 1998 and 1997, respectively.

    Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 1999 included in fixed maturities available for sale, mortgage loans on real estate and other long-term investments totaled $15 million, $25 million and $1 million, respectively.

    Net  Unrealized Investment Gains/Losses
    Net unrealized investment gains on securities available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include reclassification adjustments to avoid including in "Other comprehensive income/(loss)" those items that are included as part of "Net income" for a period that also had been part of "Other comprehensive income/(loss)" in earlier periods. The amounts for the years ended December 31, are as follows:


                                       B22

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


                                                                Impact of unrealized investment gains (losses) on:
                                                                ---------------------------------------------------------
                                                                    Deferred
                                                Unrealized           policy            Future             Deferred
                                             gains(losses) on     acquisition          policy            income tax
                                                investments          costs            benefits       (liability)benefit
                                            ------------------  ---------------  ----------------  ----------------------
                                                                                   (In Millions)

Balance, December 31, 1996                        $ 2,527           $  (193)           $  (573)            $  (625)

Net investment gains (losses) on
investments arising during the
period                                              2,667                 -                  -                (961)

Reclassification adjustment for
gains included in net income                         (986)                -                  -                 355

Impact of net unrealized investment                     -              (154)                 -                  55
gains on deferred policy acquisition
costs

Impact of net unrealized investment                     -                 -               (563)                203
gains on future policy benefits
                                            ------------------  ---------------  ----------------  ----------------------

Balance, December 31, 1997                          4,208              (347)            (1,136)               (973)

Net investment gains (losses) on
investments arising during the
period                                                804                 -                  -                (282)

Reclassification adjustment for
gains included in net income                       (1,675)                -                  -                 588

Impact of net unrealized investment
gains on deferred policy acquisition
costs                                                   -                98                  -                 (36)

Impact of net unrealized investment
gains on future policy benefits                         -                 -                 38                 (15)
                                            ------------------  ---------------  ----------------  ----------------------

Balance, December 31, 1998                          3,337              (249)            (1,098)               (718)

Net investment gains (losses) on
investments arising during the
period                                             (5,089)                -                  -               1,845

Reclassification adjustment for
gains included in net income                          404                 -                  -                (146)

Impact of net unrealized investment
losses on deferred policy acquisition                   -               566                  -                (213)
costs

Impact of net unrealized investment
losses on future policy benefits                        -                 -              1,095                (394)
                                            ------------------  ---------------  ----------------  ----------------------

Balance, December 31, 1999                       $ (1,348)         $    317           $     (3)           $    374
                                            ==================  ===============  ================  ======================



                                                              Accumulated
                                                                other
                                                            comprehensive
                                                            income/(loss)
                                                            related to net
                                                              unrealized
                                                              investment
                                                            gains (losses)
                                                          ------------------

Balance, December 31, 1996                                       $ 1,136

Net investment gains (losses) on
investments arising during the
period                                                             1,706

Reclassification adjustment for
gains included in net income                                        (631)

Impact of net unrealized investment                                  (99)
gains on deferred policy acquisition
costs

Impact of net unrealized investment                                 (360)
gains on future policy benefits
                                                          ------------------

Balance, December 31, 1997                                         1,752

Net investment gains (losses) on
investments arising during the
period                                                               522

Reclassification adjustment for
gains included in net income                                      (1,087)

Impact of net unrealized investment
gains on deferred policy acquisition
costs                                                                 62

Impact of net unrealized investment
gains on future policy benefits                                       23
                                                          ------------------

Balance, December 31, 1998                                         1,272

Net investment gains (losses) on
investments arising during the
period                                                            (3,244)

Reclassification adjustment for
gains included in net income                                         258

Impact of net unrealized investment
losses on deferred policy acquisition                                353
costs

Impact of net unrealized investment
losses on future policy benefits                                     701
                                                          ------------------

Balance, December 31, 1999                                       $  (660)
                                                          ==================


                                       B23

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


    The table below presents unrealized gains (losses) on investments by asset class:

                                                                As of December 31,
                                                   1999                1998               1997
                                              -------------      ---------------      -------------
                                                                   (In Millions)
Fixed maturities                                  $ (2,118)             $ 3,161            $ 3,774
Equity securities                                      733                  176                434
Other long-term investments                             37                    -                  -
                                              -------------      ---------------      -------------
Unrealized gains (losses) on investments          $ (1,348)             $ 3,337            $ 4,208
                                              =============      ===============      =============


5. DEFERRED POLICY ACQUISITION COSTS

    The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:


                                                            1999       1998        1997
                                                          ---------  ----------  ----------
                                                                     (In Millions)
Balance, beginning of year                                 $ 6,462     $ 6,083     $ 6,095
Capitalization of commissions, sales and issue
  expenses                                                   1,333       1,313       1,409
Amortization                                                (1,155)     (1,139)     (1,176)
Change in unrealized investment gains                          566          98        (154)
Foreign currency translation                                   118         107         (91)
                                                          ---------  ----------  ----------
Balance, end of year                                       $ 7,324     $ 6,462     $ 6,083
                                                          =========  ==========  ==========


6. POLICYHOLDERS' LIABILITIES

    Future policy benefits at December 31, are as follows:

                                                   1999         1998
                                                  --------     --------
                                                      (In Millions)
Life insurance                                    $ 51,667     $ 48,981
Annuities                                           14,138       15,360
Other contract liabilities                           2,264        2,718
                                                  --------     --------
Total future policy benefits                      $ 68,069     $ 67,059
                                                  ========     ========


     The majority of the Company's participating insurance is in its domestic individual life insurance business. Participating insurance represented approximately 90% of domestic individual life insurance inforce and approximately 90% of domestic individual life insurance premiums for 1999, 1998 and 1997. Revenues and expenses of this business come directly from the underlying policies and supporting assets.


                                      B24

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. POLICYHOLDERS' LIABILITIES (continued)

     Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends, premium deficiency reserves and certain health benefits. Annuity liabilities include reserves for immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

     The following table highlights the key assumptions generally utilized in calculating these reserves:

          Product                       Mortality                    Interest Rate               Estimation Method
----------------------------    ---------------------------    --------------------------    ---------------------------
Life insurance                  Generally, rates                     2.5% to 11.5%           Net level premium
                                guaranteed in calculating                                    based on non-forfeiture
                                cash surrender values                                        interest rate

Individual annuities            1971 and 1983 Individual             3.5% to 13.4%           Present value of
                                Annuity Mortality                                            expected future payments
                                Tables with certain                                          based on historical
                                modifications                                                experience

Group annuities                 1950 and 1971 Group                  3.8% to 17.3%           Present value of
                                Annuity Mortality                                            expected future payments
                                Tables with certain                                          based on historical
                                modifications                                                experience

Other contract liabilities                                           2.5% to 11.5%           Present value of
                                                                                             expected future payments
                                                                                             based on historical
                                                                                             experience


     Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration, traditional and non-participating annuities, and for certain individual health policies. Liabilities of $1,930 million and $1,844 million is included in "Future policy benefits" with respect to these deficiencies at December 31, 1999 and 1998, respectively.

     Policyholders' account balances at December 31, are as follows:

                                                                                1999              1998
                                                                             ------------      ------------
                                                                                     (In Millions)
Individual annuities                                                            $  4,612          $  4,997
Group annuities                                                                    2,176             2,362
Guaranteed investment contracts and guaranteed interest accounts                  13,429            14,408
Interest-sensitive life contracts                                                  3,607             3,566
Dividend accumulations and other                                                   7,754             7,765
                                                                             ------------      ------------
Policyholders' account balances                                                 $ 31,578          $ 33,098
                                                                             ============      ============


                                      B25

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. POLICYHOLDERS' LIABILITIES (continued)

     Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges.

     Certain contract provisions that determine the policyholder account balances are as follows:

                                                                                         Withdrawal/
                   Product                             Interest Rate                  Surrender Charges
----------------------------------------------   --------------------------   -----------------------------------

Individual annuities                                   3.0% to 11.3%          0% to 8% for up to 8 years

Group annuities                                        2.0% to 13.9%          Contractually limited or subject
                                                                              to market value adjustment

Guaranteed investment contracts and                    3.9% to 15.4%          Generally, subject to market value
Guaranteed interest accounts                                                  withdrawal provisions for any funds
                                                                              withdrawn other than for benefit
                                                                              responsive and contractual payments

Interest-sensitive life contracts                      2.0% to 6.0%           Various up to 10 years

Dividend accumulations and other                       3.0% to 7.0%           Withdrawal or surrender
                                                                              contractually limited or subject
                                                                              to market value adjustment


                                      B26

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. POLICYHOLDERS' LIABILITIES (continued)

    Unpaid claims and claim adjustment expenses. The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty insurance, which includes the Company's personal lines automobile and homeowner's business, as well as the Company's wind-down commercial lines business, primarily environmental and asbestos-related claims, and accident and health insurance at December 31:

                                                                      1999                               1998
                                                        --------------------------------   -------------------------------
                                                          Accident          Property         Accident         Property
                                                         and Health       and Casualty      and Health      and Casualty
                                                        --------------   ---------------   --------------   --------------
                                                                                   (In Millions)

Balance at January 1                                          $ 1,090           $ 2,716          $ 1,857          $ 2,956
Less reinsurance recoverables, net                                 52               533              810              535
                                                        --------------   ---------------   --------------   --------------
Net balance at January 1                                        1,038             2,183            1,047            2,421
                                                        --------------   ---------------   --------------   --------------
Incurred related to:

   Current year                                                 4,110             1,249            6,132            1,314
   Prior years                                                    (72)              (54)             (15)            (154)
                                                        --------------   ---------------   --------------   --------------
Total incurred                                                  4,038             1,195            6,117            1,160
                                                        --------------   ---------------   --------------   --------------
Paid related to:

   Current year                                                 3,397               700            5,287              717
   Prior years                                                    672               720              839              681
                                                        --------------   ---------------   --------------   --------------
Total paid                                                      4,069             1,420            6,126            1,398
                                                        --------------   ---------------   --------------   --------------
  Disposal of healthcare business (See Note 3)                   (965)                -                -                -
                                                        --------------   ---------------   --------------   --------------
Net balance at December 31                                         42             1,958            1,038            2,183
Plus reinsurance recoverables, net                                378               451               52              533
                                                        --------------   ---------------   --------------   --------------
Balance at December 31                                        $   420           $ 2,409          $ 1,090          $ 2,716
                                                        ==============   ===============   ==============   ==============


                                                                      1997
                                                        --------------------------------
                                                          Accident          Property
                                                         and Health       and Casualty
                                                        --------------   ---------------
                                                                  (In Millions)

Balance at January 1                                          $ 1,932           $ 3,076
Less reinsurance recoverables, net                                 10               553
                                                        --------------   ---------------
Net balance at January 1                                        1,922             2,523
                                                        --------------   ---------------
Incurred related to:

   Current year                                                 8,379             1,484
   Prior years                                                     63               (50)
                                                        --------------   ---------------
Total incurred                                                  8,442             1,434
                                                        --------------   ---------------
Paid related to:

   Current year                                                 6,673               739
   Prior years                                                  1,842               797
                                                        --------------   ---------------
Total paid                                                      8,515             1,536
                                                        --------------   ---------------
  Disposal of healthcare business (See Note 3)                      -                 -
                                                        --------------   ---------------
Net balance at December 31                                      1,849             2,421
Plus reinsurance recoverables, net                                  8               535
                                                        --------------   ---------------
Balance at December 31                                        $ 1,857           $ 2,956
                                                        ==============   ===============


     The Accident and Health reinsurance recoverable balance at December 31, 1999 includes $371 million attributable to the Company's discontinued healthcare business. The Accident and Health balance at December 31, 1998 and 1997 includes amounts attributable to the Company's discontinued healthcare business of $1,026 million and $1,693 million, respectively.

     The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statement of Operations periodically as the estimates are revised. Accident and Health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 7.5%.

     In 1999, 1998 and 1997, the amounts incurred for claims and claim adjustment expenses for property and casualty related to prior years were primarily driven by lower than anticipated losses for the auto line of business.

     The amounts incurred for claims and claim adjustment expense for Accident and Health related to prior years are primarily due to factors including changes in claim cost trends and an accelerated decline in the indemnity health business.


                                      B27

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. REINSURANCE

     The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property-casualty reinsurance is placed on a pro-rata basis and excess of loss, including stop loss, basis. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

     The tables presented below exclude amounts pertaining to the Company's discontinued healthcare operations. See Note 3 for a discussion of the Company's coinsurance agreement with Aetna.

     Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

                                        1999          1998          1997
                                      ---------     ---------     ---------
                                                  (In Millions)
Direct premiums                       $ 10,068       $ 9,637       $ 9,667
     Reinsurance assumed                    66            65            64
     Reinsurance ceded                    (659)         (678)         (716)
                                      ---------     ---------     ---------
Premiums                               $ 9,475       $ 9,024       $ 9,015
                                      =========     =========     =========
Policyholders' benefits ceded          $   483       $   510       $   530
                                      =========     =========     =========


     Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                        1999          1998
                                      ----------    ----------
                                           (In Millions)
Life insurance                          $   576       $   620
Property-casualty                           473           564
Other reinsurance                            90            92
                                      ----------    ----------
                                        $ 1,139       $ 1,276
                                      ==========    ==========


     Two major reinsurance companies account for approximately 58% of the reinsurance recoverable at December 31, 1999. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.


                                      B28

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


8.  SHORT-TERM AND LONG-TERM DEBT

     Debt consists of the following at December 31:

Short-term debt

                                       1999          1998
                                    -----------    ----------
                                           (In Millions)
Commercial paper (b)                  $  7,506      $  7,057
Notes payable                            2,598         2,164
Current portion of long-term debt          754           861
                                    -----------    ----------

Total short-term debt                 $ 10,858      $ 10,082
                                    ===========    ==========

    The weighted average interest rate on outstanding short-term debt was approximately 5.2% and 5.4% at December 31, 1999 and 1998, respectively.

Long-term debt

Description                                      Maturity Dates                     Rate                 1999              1998
-----------                                     -----------------------     -------------------      ------------      ------------
                                                                                                              (In Millions)

     Fixed rate notes                                 2000 - 2023              .50% - 12.28%              $ 1,161           $ 1,480
     Floating rate notes ("FRN")                      2000 - 2003                   (a)                       865               767
     Surplus notes                                    2003 - 2025              6.875% - 8.30%                 987               987
     Commercial paper backed by long-term
          credit agreement (b)                                                                              2,500             1,500
                                                                                                      ------------      ------------
          Total long-term debt                                                                            $ 5,513           $ 4,734
                                                                                                      ============      ============


(a) Floating interest rates are generally based on such rates as LIBOR, Constant Maturity Treasury, or the Federal Funds Rate. Interest on the FRN's ranged from 6.17% to 14.00% for 1999 and 1998, respectively. Included in the floating rate notes are equity indexed instruments. The Company issued an S&P 500 index linked note of $29 million in September of 1997. The interest rate on the note is based on the appreciation of the S&P 500 index, with a contractual cap of 14%. At December 31, 1999 and 1998, the rate was 14%. Excluding this note, floating interest rates ranged from 6.17% to 9.54% for 1999 and 4.04% to 7.9% for 1998.

(b) At December 31, 1999 and 1998, the Company classified $2.5 billion and $1.5 billion, respectively, of its commercial paper as long-term debt. This classification is supported by long-term syndicated credit line agreements. The Company has the ability and intent to use these agreements, if necessary, to refinance commercial paper on a long-term basis.


                                      B29

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. SHORT-TERM AND LONG-TERM DEBT (continued)


    The following table summarizes the Company's use of the proceeds from issuing long-term debt:

                                                  1999              1998
                                             ---------------   ----------------
                                                       (In Millions)

Corporate                                           $ 1,782            $ 1,917
Investment related                                    1,121                751
Securities business related                           2,610              2,066
                                             ---------------   ----------------
          Total long-term debt                      $ 5,513            $ 4,734
                                             ===============   ================


    The net proceeds from the issuance of the Company's long-term debt may be used for general corporate purposes. This includes investing in equity and debt securities of subsidiaries, advancing funds to its subsidiaries for liquidity and operational purposes, and supporting liquidity of the Company's other businesses.

    Investment related long-term debt consists of debt issued to finance specific investment assets or portfolios of investment assets including real estate, institutional spread lending investment portfolios and real estate related investments held in consolidated joint ventures.

    Securities business related long-term debt consists of debt issued to finance primarily the liquidity of the Company's securities business. Loans made by the Company to its securities subsidiaries using the proceeds from the Company's issuance of long-term debt may be made on a long-term, short-term, or subordinated basis, depending on the particular requirements of its securities business.

    Payment of interest and principal on the surplus notes issued after 1993, of which $688 million were outstanding at December 31, 1999 and 1998, may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey.

    In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.


Scheduled principal repayment of long-term debt                 (In Millions)
                 2001                                                   $   738
                 2002                                                     1,942
                 2003                                                       459
                 2004                                                     1,334
                 2005                                                        58
          2006 and thereafter                                               982
                                                              ------------------
                 Total                                                  $ 5,513
                                                              ==================


     At December 31, 1999, the Company had $9,934 million in lines of credit from numerous financial institutions of which $7,947 million were unused. These lines of credit generally have terms ranging from one to five years.

     The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. A portion of commercial


                                       B30

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. SHORT-TERM AND LONG-TERM DEBT (continued)


     paper borrowings are supported by various lines of credit referred to above. At December 31, 1999 and 1998, the weighted average maturity of commercial paper outstanding was 23 and 21 days, respectively.

     Interest expense for short-term and long-term debt is $863 million, $920 million, and $743 million for the years ended December 31, 1999, 1998 and 1997, respectively. Securities business related interest expense of $254 million, $288 million, and $248 million in 1999, 1998 and 1997, respectively, is included in "Net investment income."

9.  EMPLOYEE BENEFIT PLANS

     Pension and Other Postretirement Plans
     The Company has funded non-contributory defined benefit pension plans which cover substantially all of its employees. The Company also has several non-funded non-contributory defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Service contribution guidelines.

     The Company provides certain life insurance and healthcare benefits ("Other postretirement benefits") for its retired employees, their beneficiaries and covered dependents. The healthcare plan is contributory; the life insurance plan is non-contributory.

     Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

     The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

     Prepaid and accrued benefits costs are included in "Other assets" and "Other liabilities," respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:



                                      B31

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)


                                                                                                                Other
                                                                     Pension Benefits                  Postretirement Benefits
                                                             ----------------------------------    ---------------------------------
                                                                  1999               1998               1999              1998
                                                             ---------------    ---------------    ---------------    --------------
                                                                                          (In Millions)
Change in benefit obligation:

Benefit obligation at the beginning of period                      $ (6,309)          $ (5,557)          $ (2,213)         $ (2,128)
Service cost                                                           (193)              (159)               (39)              (35)
Interest cost                                                          (410)              (397)              (141)             (142)
Plan participants' contributions                                          -                  -                 (6)               (6)
Amendments                                                               (2)               (58)                (2)                -
Actuarial gains (losses)                                                974               (600)               312               (31)
Contractual termination benefits                                        (53)               (30)                 -                 -
Special termination benefits                                            (51)                 -                 (2)                -
Curtailment                                                             206                  -                 43                 -
Benefits paid                                                           408                485                108               128
Foreign currency changes                                                  -                  7                 (1)                1
                                                             ---------------    ---------------    ---------------    --------------
Benefit obligation at end of period                                $ (5,430)          $ (6,309)          $ (1,941)         $ (2,213)
                                                             ===============    ===============    ===============    ==============

Change in plan assets:

Fair value of plan assets at beginning of period                    $ 8,427            $ 8,489            $ 1,422           $ 1,354
Actual return on plan assets                                          1,442                445                213               146
Transfer to third party                                                 (14)                (4)                 -                 -
Contribution from pension plan                                            -                  -                  -                31
Employer contributions                                                   21                 25                 15                13
Plan participants' contributions                                          -                  -                  6                 6
Withdrawal under IRS Section 420                                          -                (36)                 -                 -
Benefits paid                                                          (408)              (485)              (108)             (128)
Foreign currency changes                                                  -                 (7)                 -                 -
                                                             ---------------    ---------------    ---------------    --------------
Fair value of plan assets at end of period                          $ 9,468            $ 8,427            $ 1,548           $ 1,422
                                                             ===============    ===============    ===============    ==============

Funded status:

Funded status at end of period                                      $ 4,038            $ 2,118             $ (393)           $ (791)
Unrecognized transition (asset) liability                              (448)              (554)               462               660
Unrecognized prior service cost                                         225                335                  2                 -
Unrecognized actuarial net (gain)                                    (2,514)              (813)              (746)             (353)
Effects of fourth quarter activity                                       (3)                (9)                 -                 2
                                                             ---------------    ---------------    ---------------    --------------
Net amount recognized                                               $ 1,298            $ 1,077             $ (675)           $ (482)
                                                             ===============    ===============    ===============    ==============

Amounts recognized in the Statements of
Financial Position consist of:

Prepaid benefit cost                                                $ 1,601            $ 1,348             $    -            $    -
Accrued benefit liability                                              (316)              (287)              (675)             (482)
Intangible asset                                                          6                  7                  -                 -
Accumulated other comprehensive income                                    7                  9                  -                 -
                                                             ---------------    ---------------    ---------------    --------------
Net amount recognized                                               $ 1,298            $ 1,077             $ (675)           $ (482)
                                                             ===============    ===============    ===============    ==============


                                      B32

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)

     The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $401 million, $309 million and $0, respectively, as of September 30, 1999 and $384 million, $284 million and $0, respectively, as of September 30, 1998.

     The effects of fourth quarter activity are summarized as follows:

                                                                                              Other
                                                   Pension Benefits                  Postretirement Benefits
                                           ---------------------------------     ---------------------------------
                                               1999               1998               1999               1998
                                           --------------     --------------     --------------     --------------
                                                                         (In Millions)
Contractual termination benefits                    $ (9)             $ (14)               $ -                $ -
Employer contributions                                 6                  5                  -                  2
                                           --------------     --------------     --------------     --------------
Effects of 4th quarter activity                     $ (3)              $ (9)               $ -                $ 2
                                           ==============     ==============     ==============     ==============


     Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $6,534 million and $5,926 million are included in Separate Account assets and liabilities at September 30, 1999 and 1998, respectively.

     Other postretirement plan assets consist of group and individual life insurance policies, group life and health contracts, common stocks, corporate debt securities, U.S. government securities and short-term investments. During 1999 the assets of group life and health contracts were transferred into common stocks, debt securities and short-term investments. Plan assets include $434 million and $1,018 million of Company insurance policies and contracts at September 30, 1999 and 1998, respectively.

     The Prudential Plan was amended during the time period presented to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits that follow.


                                      B33

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)

     Net periodic benefit cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:


                                                              Pension Benefits                  Other Postretirement Benefits
                                                 ----------------------------------------------------------------------------------
                                                    1999          1998          1997          1999          1998          1997
                                                 -----------   -----------   -----------   ------------  ------------  ------------
                                                                                   (In Millions)
Components of net periodic benefits
costs:

Service cost                                          $ 193         $ 159         $ 127           $ 39          $ 35          $ 38
Interest cost                                           410           397           376            141           142           149
Expected return on plan assets                         (724)         (674)         (617)          (121)         (119)          (87)
Amortization of transition amount                      (106)         (106)         (106)            47            47            50
Amortization of prior service cost                       45            45            42              -             -             -
Amortization of actuarial net (gain) loss                 4             1             -            (10)          (13)          (13)
Special termination benefits                             51             -             -              2             -             -
Curtailment (gain) loss                                (122)            5             -            108             -             -
Contractual termination benefits                         48            14            30              -             -             -
                                                 -----------   -----------   -----------   ------------  ------------  ------------
     Subtotal                                          (201)         (159)         (148)           206            92           137
Less amounts related to discontinued operations          84            25             -           (130)          (34)          (38)
                                                 -----------   -----------   -----------   ------------  ------------  ------------
Net periodic (benefit) cost                          $ (117)       $ (134)       $ (148)          $ 76          $ 58          $ 99
                                                 ===========   ===========   ===========   ============  ============  ============


     Discontinued operations amounts for 1998 and 1997 were included in loss from healthcare operations. The 1999 amounts were included in loss on disposal of healthcare operations. See Note 3 for discussion of the disposal of the Company's healthcare business. Discontinued operations for pension benefits in 1999 includes $122 million of curtailment gains and $51 million of special termination benefit costs. Discontinued operations for postretirement benefits in 1999 includes $108 million of curtailment losses and $2 million of special termination benefit costs.

     The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the subsequent year are as follows:


                                                    Pension Benefits                       Other Postretirement Benefits
                                          -------------------------------------  --------------------------------------------------
                                            1999          1998         1997           1999             1998               1997
                                          ----------   -----------  -----------  ---------------   --------------     -------------

Weighted-average assumptions:

Discount rate (beginning of period)         6.50%        7.25%        7.75%          6.50%             7.25%              7.75%
Discount rate (end of period)               7.75%        6.50%        7.25%          7.75%             6.50%              7.25%
Rate of increase in compensation            4.50%        4.50%        4.50%          4.50%             4.50%              4.50%
     levels (beginning of period)
Rate of increase in compensation            4.50%        4.50%        4.50%          4.50%             4.50%              4.50%
     levels (end of period)
Expected return on plan assets              9.50%        9.50%        9.50%          9.00%             9.00%              9.00%
Health care cost trend rates                  -            -            -         7.50 - 9.80%     7.80 - 11.00%      8.20 - 11.80%
Ultimate health care cost trend rate          -            -            -            5.00%             5.00%              5.00%
   after gradual decrease until 2006


                                      B34

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)

     Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                              Other
                                                      Postretirement Benefits
                                                   ----------------------------
                                                              1999
                                                          ------------
                                                          (In Millions)
One percentage point increase

Increase in total service and interest costs                    $ 25
Increase in postretirement benefit obligation                    200

One percentage point decrease

Decrease in total service and interest costs                    $ 20
Decrease in postretirement benefit obligation                    167


     Postemployment Benefits
     The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1999 and 1998 was $157 million and $135 million, respectively, and is included in "Other liabilities."

     Other Employee Benefits
     The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 3% of annual salary. The matching contributions by the Company included in "General and administrative expenses" are as follows:

                                                                            401(k) Company Match
                                                             ---------------------------------------------------
                                                                 1999               1998              1997
                                                             --------------    ---------------    --------------
                                                                               (In Millions)
Company match                                                         $ 60               $ 54              $ 63
Less amounts related to discontinued operations                         (8)               (14)              (16)
                                                             --------------    ---------------    --------------
401(k) Company match included in
     general and administrative expenses                              $ 52               $ 40              $ 47
                                                             ==============    ===============    ==============


     Discontinued operations amounts for 1998 and 1997 were included in loss from healthcare operations. The 1999 amount was included in loss on disposal of healthcare operations.



                                      B35

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. INCOME TAXES

     The components of income tax expense for the years ended December 31, were as follows:


                                                             1999                1998               1997
                                                         --------------      --------------     --------------
                                                                             (In Millions)
Current tax expense (benefit):
            U.S.                                                 $ 614               $ 883              $ (14)
            State and local                                         84                  54                 51
            Foreign                                                 (8)                148                 64
                                                         --------------      --------------     --------------
            Total                                                  690               1,085                101

Deferred tax expense (benefit):
            U.S.                                                   206                 (93)               269
            State and local                                         44                  (6)                 4
            Foreign                                                102                 (16)                33
                                                         --------------      --------------     --------------
            Total                                                  352                (115)               306

Total income tax expense                                       $ 1,042               $ 970              $ 407
                                                         ==============      ==============     ==============


      Income from continuing operations before income taxes and extraordinary item, for the years ended December 31, was as follows:

                                                           1999                 1998                  1997
                                                       --------------       --------------       ---------------
                                                                            (In Millions)

Domestic                                                     $ 1,989              $ 2,384               $ 1,039
International                                                    316                  224                   331
                                                       --------------       --------------       ---------------
Total income from continuing operations
     before income taxes and extraordinary item              $ 2,305              $ 2,608               $ 1,370
                                                       ==============       ==============       ===============


      The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

                                                            1999                 1998                 1997
                                                        --------------       --------------       --------------
                                                                             (In Millions)

Expected federal income tax expense                             $ 807                $ 913                $ 480
Equity tax (benefit)                                              190                   75                  (65)
State and local income taxes                                       83                   31                   37
Tax-exempt interest and dividend received                         (63)                 (46)                 (67)
     deduction
Other                                                              25                   (3)                  22
                                                        --------------       --------------       --------------

Total income tax expense                                      $ 1,042                $ 970                $ 407
                                                        ==============       ==============       ==============


                                      B36

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. INCOME TAXES (continued)

     Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                                     1999             1998
                                                                 -------------     ------------
                                                                          (In Millions)
Deferred tax assets
       Insurance reserves                                             $ 1,582          $ 1,807
       Net unrealized investment (gains)/losses                           474           (1,225)
       Policyholder dividends                                             277              265
       Net operating loss carryforwards                                   280              276
       Litigation related reserves                                         61               87
       Employee benefits                                                   32               63
       Other                                                                -              135
                                                                 -------------     ------------

       Deferred tax assets before valuation allowance                   2,706            1,408
       Valuation allowance                                                (24)             (13)
                                                                 -------------     ------------
       Deferred tax assets after valuation allowance                    2,682            1,395
                                                                 -------------     ------------

Deferred tax liabilities
       Deferred policy acquisition cost                                 1,942            1,697
       Investments                                                        284              151
       Depreciation                                                        59               64
                                                                 -------------     ------------
       Deferred tax liabilities                                         2,285            1,912
                                                                 -------------     ------------

Net defered tax asset/(liability)                                       $ 397           $ (517)
                                                                 =============     ============


    Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1999 and 1998, respectively, the Company had federal life net operating loss carryforwards of $660 million and $540 million, which expire in 2012. At December 31, 1999 and 1998, respectively, the Company had state operating loss carryforwards for tax purposes approximating $570 million and $1,278 million, which expire between 2000 and 2019.

    Deferred taxes are not provided on the undistributed earnings of foreign subsidiaries (considered to be permanent investments), which at December 31, 1999 were $521 million. Determining the tax liability that would arise if these earnings were remitted is not practical.


    The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has begun their examination of the years 1993 through 1995.



                                      B37

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. STATUTORY NET INCOME AND SURPLUS

    Reconciliation of Statutory Net Income and Surplus

    Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following tables reconcile the Company's statutory net income and surplus as of and for the years ended December 31, 1999, 1998, and 1997, determined in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance, to net income and equity determined using GAAP:

                                                                         1999                1998               1997
                                                                    ----------------    ---------------    ----------------
                                                                                        (In Millions)

Statutory net income                                                          $ 333            $ 1,247             $ 1,471

Adjustments to reconcile to net income on a GAAP basis:
      Insurance revenues and expenses                                           136               (117)                 12
      Income taxes                                                              436                128                 601
      Valuation of investments                                                  (27)              (143)                (62)
      Realized investment gains                                                  73              1,162                 702
      Litigation and other reserves                                            (102)            (1,150)             (1,975)
      Discontinued operations and other, net                                    (36)               (21)               (139)
                                                                    ----------------    ---------------    ----------------

GAAP net income                                                               $ 813            $ 1,106               $ 610
                                                                    ================    ===============    ================


                                                                          1999                 1998
                                                                     ----------------     ---------------
                                                                                 (In Millions)

Statutory surplus                                                            $ 9,249             $ 8,536

Adjustments to reconcile to equity on a GAAP basis:
      Deferred policy acquisition costs                                        7,295               6,462
      Valuation of investments                                                 2,909               8,358
      Future policy benefits and policyholder account balances                (1,544)             (2,621)
      Non-admitted assets                                                      2,069               2,119
      Income taxes                                                               522                (576)
      Surplus notes                                                             (987)               (987)
      Discontinued operations and other, net                                    (222)               (896)
                                                                     ----------------     ---------------

GAAP equity                                                                 $ 19,291            $ 20,395
                                                                     ================     ===============


    The New York State Insurance Department ("Department") recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations.


                                      B38

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12. OPERATING LEASES (continued)


    The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 1999, future minimum lease payments under non-cancelable operating leases are, as follows:

                                                    (In Millions)
       2000                                                  $ 294
       2001                                                    265
       2002                                                    217
       2003                                                    178
       2004                                                    147
       Remaining years after 2004                              776
                                                   ----------------
       Total                                               $ 1,877
                                                   ================



    Rental expense incurred for the years ended December 31, 1999, 1998 and 1997 was $278 million, $320 million and $352 million, respectively, excluding expenses relating to the Company's healthcare business.


13. FAIR VALUE OF FINANCIAL INSTRUMENTS

    The estimated fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying values approximate estimated fair values).

    Fixed maturities and Equity securities
    Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally fair values for private placement fixed maturities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement fixed maturities is based on amounts estimated by management.

    Mortgage loans on real estate
    The estimated fair value of mortgage loans on real estate is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality mortgage.

    Policy loans
    The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.


                                      B39

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)


    Derivative financial instruments
    Refer to Note 14 for the disclosure of fair values on these instruments.

    Investment contracts
    For guaranteed investment contracts, income annuities, and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

    Debt
    The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.


                                      B40

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

     The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:


                                                                            1999                                  1998
                                                                Carrying          Estimated           Carrying          Estimated
                                                                 Amount           Fair Value           Amount          Fair Value

                                                             ---------------    ---------------    ---------------    --------------
                                                                                                 (In Millions)
FINANCIAL ASSETS:

Other than trading:
Fixed maturities:
     Available for sale                                            $ 74,697           $ 74,697           $ 80,158          $ 80,158
     Held to maturity                                                14,237             14,112             16,848            17,906
Equity securities                                                     3,264              3,264              2,759             2,759
Mortgage loans on real estate                                        16,268             15,826             16,016            16,785
Policy loans                                                          7,590              7,462              7,476             8,123
Securities purchased under agreements to resell                           -                  -              1,737             1,737
Short-term investments                                               12,303             12,303              9,781             9,781
Mortgage securitization inventory                                       803                803                480               480
Cash                                                                  1,330              1,330              1,943             1,943
Restricted cash and securities                                        4,082              4,082              2,366             2,366
Separate Account assets                                              82,131             82,131             80,931            80,931

Trading:
Trading account assets                                             $  9,741           $  9,741           $  8,888          $  8,888
Broker-dealer related receivables                                    11,346             11,346             10,142            10,142
Securities purchased under agreements to resell                      13,944             13,944              8,515             8,515
Cash collateral for borrowed securities                               7,124              7,124              5,622             5,622

FINANCIAL LIABILITIES:

Other than trading:
Investment contracts                                               $ 25,164           $ 25,352           $ 26,246          $ 27,051
Securities sold under agreements to repurchase                        4,260              4,260              7,085             7,085
Cash collateral for loaned securities                                 2,582              2,582              2,450             2,450
Short-term and long-term debt                                        16,371             16,563             14,816            15,084
Securities sold but not yet purchased                                     -                  -              2,215             2,215
Separate Account liabilities                                         82,131             82,131             80,931            80,931

Trading:
Broker-dealer related payables                                     $  5,839           $  5,839           $  6,530          $  6,530
Securities sold under agreements to repurchase                       20,338             20,338             14,401            14,401
Cash collateral for loaned securities                                 8,193              8,189              4,682             4,682
Securities sold but not yet purchased                                 6,968              6,968              3,556             3,556



                                      B41

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

    Interest Rate Swaps
    The Company uses interest rate swaps to reduce market risks from changes in interest rates and to manage interest rate exposures arising from mismatches between assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements, discounted at the applicable zero coupon U.S. Treasury rate and swap spread.

    If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are not recognized until the hedged item is sold or matures. Gains or losses on early termination of interest rate swaps are deferred and amortized over the remaining period originally covered by the swaps. If the criteria for hedge accounting are not met, the swap agreements are accounted for at fair value with changes in fair value reported in current period earnings.

    Futures and Options
    The Company uses exchange-traded Treasury futures and options to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of those futures and options is based on market quotes.

    In exchange-traded futures transactions, the Company purchases or sells contracts, the value of which are determined by the value of designated classes of Treasury securities, and posts variation margins on a daily basis in an amount equal to the difference in the daily market values of those contracts. Futures are typically used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

    If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The gains and losses associated with anticipatory transactions are not material.



                                      B42

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

    When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the Company's equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge is intended to permit such investment transactions to be executed with less adverse market impact.

    Currency Derivatives
    The Company uses currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire and to alter the currency exposures arising from mismatches between such foreign currencies and the U.S. dollar.

    Under currency forwards, the Company agrees with other parties upon delivery of a specified amount of a specified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

    If currency derivatives are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in "Accumulated other comprehensive income." If currency derivatives do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in "Realized investment gains, net."

    Forwards
    The Company uses forwards to manage market risks relating to interest rates and commodities. Additionally, in connection with the Company's investment banking activities, the Company trades in mortgage backed securities forward contracts. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

    If the forwards are effective as hedges, gains or losses are recorded in "Accumulated other comprehensive income." If forwards do not meet hedge accounting criteria, gains or losses from those forwards are recognized in current period earnings.

    The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 1999 and 1998. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.


                                      B43

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)


                        DERIVATIVE FINANCIAL INSTRUMENTS
                                December 31, 1999
                                  (In Millions)


                                                           Trading                                   Other than Trading
                                           ------------------------------------------     ------------------------------------------
                                                                                                      Hedge Accounting
                                                                                          ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional              Fair Value               Notional               Fair Value
                                           ------------------     -------------------     ------------------      ------------------

Swap Instruments

        Interest rate
              Asset                                  $ 7,116                   $ 151                $     -                     $ -
              Liability                                6,490                     137                      -                       -

        Currency
              Asset                                       24                      45                    343                      30
              Liability                                   77                      51                    369                      33

        Equity and commodity
              Asset                                        8                       9                      -                       -
              Liability                                    8                       5                      -                       -

Forward contracts

        Interest rate
              Asset                                   14,837                     105                      -                       -
              Liability                               12,459                      84                      -                       -

        Currency
              Asset                                   11,181                     275                     54                       2
              Liability                               10,377                     247                    841                      16

        Equity and commodity
              Asset                                    1,664                      68                      -                       -
              Liability                                1,592                      60                      -                       -

Futures contracts

        Interest rate
              Asset                                    2,374                       2                      -                       -
              Liability                                3,017                       3                      -                       -

        Equity and commodity
              Asset                                    2,283                      44                      -                       -
              Liability                                  837                      57                      -                       -

Option contracts

        Interest rate
              Asset                                    3,725                      22                      -                       -
              Liability                                2,185                      11                      -                       -

        Currency
              Asset                                      613                       5                      -                       -
              Liability                                4,439                       5                      -                       -

        Equity and commodity
              Asset                                      340                       6                      -                       -
              Liability                                  366                       3                      -                       -
                                           ------------------     -------------------     ------------------      ------------------

Total Derivatives:

              Assets                                $ 44,165                   $ 732                $   397                    $ 32
                                           ==================     ===================     ==================      ==================
              Liabilities                           $ 41,847                   $ 663                $ 1,210                    $ 49
                                           ==================     ===================     ==================      ==================


                                                        Other than Trading                                    Total
                                           ------------------------------------------     ------------------------------------------
                                                       Non-Hedge Accounting
                                           ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional               Fair Value              Notional              Fair Value
                                           -------------------     ------------------     ------------------     -------------------

Swap Instruments

        Interest rate
              Asset                                   $ 2,185                  $ 146                $ 9,301                   $ 297
              Liability                                 1,261                     32                  7,751                     169

        Currency
              Asset                                         -                      -                    367                      75
              Liability                                     -                      -                    446                      84

        Equity and commodity
              Asset                                        47                     13                     55                      22
              Liability                                     -                      -                      8                       5

Forward contracts

        Interest rate
              Asset                                         -                      -                 14,837                     105
              Liability                                     -                      -                 12,459                      84

        Currency
              Asset                                     1,182                     16                 12,417                     293
              Liability                                 1,347                     21                 12,565                     284

        Equity and commodity
              Asset                                         -                      -                  1,664                      68
              Liability                                     -                      -                  1,592                      60

Futures contracts

        Interest rate
              Asset                                       800                     14                  3,174                      16
              Liability                                 3,696                     44                  6,713                      47

        Equity and commodity
              Asset                                        71                      4                  2,354                      48
              Liability                                    12                     11                    849                      68

Option contracts

        Interest rate
              Asset                                         -                      -                  3,725                      22
              Liability                                    13                      -                  2,198                      11

        Currency
              Asset                                        10                      -                    623                       5
              Liability                                    10                      -                  4,449                       5

        Equity and commodity
              Asset                                         -                      -                    340                       6
              Liability                                     -                      -                    366                       3
                                           -------------------     ------------------     ------------------     -------------------

Total Derivatives:

              Assets                                  $ 4,295                  $ 193               $ 48,857                   $ 957
                                           ===================     ==================     ==================     ===================
              Liabilities                             $ 6,339                  $ 108               $ 49,396                   $ 820
                                           ===================     ==================     ==================     ===================



                                      B44

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)


                        DERIVATIVE FINANCIAL INSTRUMENTS
                                December 31, 1998
                                  (In Millions)


                                                           Trading                                    Other than Trading
                                           ------------------------------------------     ------------------------------------------
                                                                                                       Hedge Accounting
                                                                                          ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional              Fair Value               Notional               Fair Value
                                           ------------------     -------------------     ------------------      ------------------

Swap Instruments

        Interest rate
              Asset                                 $  4,145                $    204               $      -                $      -
              Liability                                4,571                     192                      -                       -

        Currency
              Asset                                      372                      91                    229                      16
              Liability                                  263                      84                    464                      46

        Equity and commodity
              Asset                                       47                      14                      -                       -
              Liability                                    -                       -                      -                       -

Forward contracts

        Interest rate
              Asset                                   31,568                      72                      -                       -
              Liability                               24,204                      56                      -                       -

        Currency
              Asset                                   12,879                     198                     60                       1
              Liability                               13,594                     221                    573                      11

        Equity and commodity
              Asset                                    1,204                      12                      -                       -
              Liability                                1,355                       3                      -                       -

Futures contracts

        Interest rate
              Asset                                    2,429                      10                      -                       -
              Liability                                3,147                       3                      -                       -

        Equity and commodity
              Asset                                      843                      51                      -                       -
              Liability                                1,224                      44                      -                       -

Option contracts

        Interest rate
              Asset                                    2,500                      10                      -                       -
              Liability                                1,451                       8                      -                       -

        Currency
              Asset                                    4,882                     101                      -                       -
              Liability                                4,151                     112                      -                       -

        Equity and commodity
              Asset                                      928                       2                      -                       -
              Liability                                  901                       4                      -                       -
                                           ------------------     -------------------     ------------------      ------------------

Total Derivatives:

              Assets                                $ 61,797                $    765               $    289                $     17
                                           ==================     ===================     ==================      ==================
              Liabilities                           $ 54,861                $    727               $  1,037                $     57
                                           ==================     ===================     ==================      ==================


                                                        Other than Trading                                  Total
                                           ------------------------------------------     ------------------------------------------
                                                      Non-Hedge Accounting
                                           ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional               Fair Value              Notional              Fair Value
                                           -------------------     ------------------     ------------------     -------------------

Swap Instruments

        Interest rate
              Asset                                 $   1,949               $     73               $  6,094                $    277
              Liability                                 2,501                    301                  7,072                     493

        Currency
              Asset                                         -                      -                    601                     107
              Liability                                     -                      -                    727                     130

        Equity and commodity
              Asset                                        22                      7                     69                      21
              Liability                                     -                      -                      -                       -

Forward contracts

        Interest rate
              Asset                                         -                      -                 31,568                      72
              Liability                                     -                      -                 24,204                      56

        Currency
              Asset                                       942                     13                 13,881                     212
              Liability                                 1,466                     26                 15,633                     258

        Equity and commodity
              Asset                                         2                      -                  1,206                      12
              Liability                                     -                      -                  1,355                       3

Futures contracts

        Interest rate
              Asset                                     1,762                     22                  4,191                      32
              Liability                                   478                      4                  3,625                       7

        Equity and commodity
              Asset                                        24                      1                    867                      52
              Liability                                    53                      1                  1,277                      45

Option contracts

        Interest rate
              Asset                                       130                      2                  2,630                      12
              Liability                                    98                      -                  1,549                       8

        Currency
              Asset                                         -                      -                  4,882                     101
              Liability                                     -                      -                  4,151                     112

        Equity and commodity
              Asset                                         -                      -                    928                       2
              Liability                                     -                      -                    901                       4
                                           -------------------     ------------------     ------------------     -------------------

Total Derivatives:

              Assets                                 $  4,831               $    118               $ 66,917                $    900
                                           ===================     ==================     ==================     ===================
              Liabilities                            $  4,596               $    332               $ 60,494                $  1,116
                                           ===================     ==================     ==================     ===================




                                      B45

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

    The following table discloses net trading revenues by derivative instrument types as of December 31:

                                    1999         1998         1997
                                   --------     --------     --------
                                             (In Millions)

     Forwards                         $ 53         $ 67         $ 59
     Futures                            80           (5)          37
     Swaps                              16          (13)         (13)
     Options                           (14)           -            -
                                   --------     --------     --------
     Net trading revenues            $ 135         $ 49         $ 83
                                   ========     ========     ========


    Average fair values for trading derivatives in an asset position during the years ended December 31, 1999 and 1998 were $789 million and $922 million, respectively, and for derivatives in a liability position were $766 million and $905 million, respectively. The average fair values do not reflect the netting of amounts pursuant to the right of offset or qualifying master netting agreements. Of those derivatives held for trading purposes at December 31, 1999, 61% of the notional amount consisted of interest rate derivatives, 33% consisted of foreign currency derivatives and 6% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 1999, 65% of notional consisted of interest rate derivatives, 34% consisted of foreign currency derivatives, and 1% consisted of equity and commodity derivatives.

    Credit Risk
    The credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. At December 31, 1999 and 1998, approximately 81% and 95%, respectively, of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties.

    Off-Balance Sheet Credit-Related Instruments
    During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the underfunded portion of commitments to fund investments in private placement securities and unused credit card and home equity lines.

    In connection with the Company's consumer banking business, loan commitment for credit cards and home equity lines of credit and other lines of credit include agreements to lend up to specified limits to customers. It is anticipated that commitment amounts will only be partially drawn down based on overall customer usage patterns, and, therefore, do not necessarily represent future cash requirements. The Company evaluates each credit decision on such commitments at least annually and has the ability to cancel or suspend such lines at its option. The total available lines of credit card, home equity and other commitments were $2.7 billion, of which $2.0 billion remains available at December 31, 1999.

    Also, in connection with the Company's investment banking activities, the Company enters into agreements with mortgage originators and others to provide financing on both a secured and an unsecured basis. Aggregate financing commitments on a secured basis, for periods of less than one year, approximate $4.9 billion, of which $2.73 billion remains available at December 31, 1999. Unsecured commitments approximate $528 million, of which $334 million remains available at December 3l, 1999.


                                      B46

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

    Other commitments primarily include commitments to purchase and sell mortgage loans and the unfunded portion of commitments to fund investments in private placement securities. These mortgage loans and private commitments were $2.9 billion, of which $1.9 billion remain available at December 31, 1999. Additionally, mortgage loans sold with recourse were $0.1 billion at December 31, 1999.

    The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate and performing other monitoring procedures. At December 31, 1999 these were immaterial.

15. CONTINGENCIES AND LITIGATION

    Stop-Loss Reinsurance and Stop-Loss Indemnification Agreements
    On February 24, 2000, the Company entered into an agreement to sell 100% of the capital stock of its subsidiary, Gibraltar Casualty Company ("Gibraltar") to Everest Reinsurance Holdings, Inc. (now known as Everest Re Group, Ltd.) ("Everest"). The transaction is expected to be completed in the second quarter of 2000, subject to approval by state regulators and other customary closing conditions. Proceeds from the sale will consist of approximately $52 million in cash, which approximated the book value of Gibraltar at December 31, 1999. In connection with the sale, the Company will provide a stop-loss indemnification agreement covering 80% of the first $200 million of any adverse loss development in excess of Gibraltar's carried reserves as of the closing date of the transaction, resulting in a maximum potential exposure to the Company of $160 million. In connection with the Company's 1995 sale of what is now Everest, Gibraltar had entered into a stop-loss reinsurance agreement with Everest whereby Gibraltar reinsured up to $375 million of the first $400 million of aggregate adverse loss development, on an incurred basis, with respect to reserves recorded by Everest as of June 30, 1995. Upon the expected completion of the aforementioned sale of Gibraltar, the Company will no longer be subject to exposure under the 1995 stop-loss agreement. Management believes that based on currently available information and established reserves, the ultimate settlement of claims under either the 1995 stop-loss agreement or the stop-loss indemnification agreement should not have a material adverse effect on the Company's financial position.

    Environmental and Asbestos-Related Claims
    Certain of the Company's subsidiaries are subject to claims under expired contracts that assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for these claims cannot be reasonably estimated using traditional reserving techniques. The predominant source of such exposure for the Company is Gibraltar, which, as discussed above, is expected to be sold in the second quarter of 2000. The liabilities recorded for environmental and asbestos-related claims, net of reinsurance recoverables, of $342 million ($321 million for Gibraltar) and $239 million ($217 million for Gibraltar) at December 31, 1999 and 1998, respectively, reflect the Company's best estimate of ultimate claims and claim adjustment expenses based upon known facts and current law. However, as a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Given the expansion of coverage and liability by the courts and legislatures in the past, and the potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established. Because of these uncertainties, these additional amounts, or a range of these additional amounts, cannot be reasonably estimated, and could result in a liability exceeding recorded liabilities by an amount that could be material to the Company's results of operations in a future quarterly or annual period. The Company's residual exposure pertaining to Gibraltar upon completion of the expected sale, pursuant to a



                                      B47

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15. CONTINGENCIES AND LITIGATION (continued)


    stop-loss indemnification agreement, is discussed above. Management believes that these claims should not have a material adverse effect on the Company's financial position.

    Managed Care Reimbursement
    The Company has reviewed its obligations retained in the sale of the healthcare operations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. It is the opinion of management that adequate reserves have been established to provide for appropriate reimbursements to customers.

    Litigation
    The Company is subject to legal and regulatory actions in the ordinary course of its businesses, including class actions. Pending legal and regulatory actions include proceedings specific to the Company's practices and proceedings generally applicable to business practices in the industries in which the Company operates. In certain of these matters, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

    In particular, the Company has been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the Company agreed to various changes to its sales and business practices controls and a series of fines, and is in the process of distributing final remediation relief to eligible class members. In many instances, claimants have the right to "appeal" the Company's decision to an independent reviewer. The bulk of such appeals were resolved in 1999, and the balance is expected to be addressed in 2000. As of January 31, 2000, the Company remained a party to two putative class actions and approximately 158 individual actions relating to permanent life insurance policies the Company issued in the United States between 1982 and 1995. Additional suits may be filed by individuals who opted out of the settlements. While the approval of the class action settlement is now final, the Company remains subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements. In November 1999, upon the joint application of the Company and class counsel, the Court ordered an investigation into certain allegations of improprieties in the administration and implementation of the remediation program at the Company's Plymouth, Minnesota facility. Class counsel is expected to submit a summary of its findings pursuant to the investigation to the Court in mid-April 2000.

    In 1999, 1998, 1997 and 1996, the Company recorded provisions in its Consolidated Statements of Operations of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against the Company separately, and other fees and expenses associated with the resolution of sales practices issues.


                                      B48

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15. CONTINGENCIES AND LITIGATION (continued)


    The following table summarizes the Company's charges for the estimated total costs of sales practices remedies and additional sales practices costs and the related liability balances as of the dates indicated:


                                                          Year Ended December 31,
                                                ---------------------------------------------
                                                  1999        1998        1997        1996
                                                ---------------------------------------------
                                                                 (In Millions)
Liability balance at beginning of period         $ 3,058     $ 2,553       $ 963         $ -
Charges to expense:
      Remedy costs                                   (99)        510       1,640         410
      Additional sales practices costs               199         640         390         715
                                                ---------   ---------   ---------   ---------
      Total charges to expense                       100       1,150       2,030       1,125

Amounts paid or credited:
      Remedy costs                                 1,708         147           -           -
      Additional sales practices costs               559         498         440         162
                                                ---------   ---------   ---------   ---------
      Total amounts paid or credited               2,267         645         440         162

Liability balance at end of period                 $ 891     $ 3,058     $ 2,553       $ 963
                                                =========   =========   =========   =========


    In 1996, the Company recorded in its Consolidated Statements of Operations the cost of $410 million before taxes as a guaranteed minimum remediation expense pursuant to the settlement agreement. Management had no better information available at that time upon which to make a reasonable estimate of the losses associated with the settlement. Charges were also recorded in 1996 for estimated additional sales practices costs totaling $715 million before taxes.

    In 1997, management increased the estimated liability for the costs of remedying policyholder claims by $1,640 million before taxes. This increase was based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received. The Company also recorded additional charges of $390 million to recognize the increase in estimated total additional sales practices costs.

    In 1998, the Company recorded an additional charge of $510 million before taxes to recognize the increase of the estimated total cost of remedying policyholder claims to a total of $2,560 million before taxes. This increase was based on (i) estimates derived from an analysis of claims actually remedied (including interest); (ii) a sample of claims still to be remedied;
    (iii) an estimate of additional liabilities associated with a claimant's right to "appeal" the Company's decision; and (iv) an estimate of an additional liability associated with the results of an investigation by a court-appointed independent expert regarding the impact of the Company's failure to properly implement procedures to preserve all documents relevant to the class action and remediation program. The Company also recorded additional charges of $640 million before taxes to recognize the increase in estimated total additional sales practices costs.

    In 1999, as a result of a decrease in the estimated cost of remedying policyholder claims, the Company recorded a credit of $99 million before taxes to reduce its liability relative to remedy costs. The revised estimate was based on additional information derived from claims actually remedied and an evaluation of remaining obligations taking into consideration experience in 1999. The Company also recorded a charge of $199 million before taxes to recognize an increase in estimated total additional sales practices costs based on additional information obtained in 1999.



                                      B49

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15. CONTINGENCIES AND LITIGATION (continued)


    The Company's litigation is subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company, in a particular quarterly or annual period, could be materially affected by an ultimate unfavorable outcome of pending litigation and regulatory matters depending, in part, upon the results of operation or cash flow for such period. Management believes, however, that the ultimate resolution of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.

                                     ******






                                       B50

                        Report of Independent Accountants
                        ---------------------------------


To the Board of Directors and Policyholders of The Prudential Insurance Company of America


In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP


New York, New York
March 21, 2000



                                      B51

Prudential's
Variable Appreciable Life(R)
Insurance

Variable Appreciable Life(R) is issued by The Prudential Insurance Company of America and offered through Pruco Securities Corporation, a subsidiary of Prudential, both located at 751 Broad Street, Newark, NJ 07102-3777. Appreciable Life is a registered mark of Prudential.

[GRAPHIC OMITTED]

The Prudential Insurance Company of America
751 Broad Street, Newark, NJ 07102-3777
Telephone 800 778-2255


PVAL-1 Ed. 5/2000 CAT# 646960S

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES


The Prudential Insurance Company of America ("Prudential") represents that the fees and charges deducted under the Variable Appreciable Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.


                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.


New Jersey, being the state of organization of Prudential, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law 27, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 6(b) of Form S-6, Registration No. 333-64957, filed September 30, 1998 on behalf of The Prudential Variable Appreciable Account.


Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

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                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 118 pages.


The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:

      1. PricewaterhouseCoopers LLP, independent accountants.
      2. Clifford E. Kirsch, Esq.
      3. Pamela A. Schiz, FSA, MAAA.

The following exhibits:

1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:


      A.    (1)   Resolution of Board of Directors of The Prudential Insurance
                  Company of America establishing The Prudential Variable
                  Appreciable Account. (Note 4)
            (2)   Not Applicable.
            (3)   Distributing Contracts:
                  (a)   Distribution Agreement between Pruco Securities
                        Corporation and The Prudential Insurance Company of
                        America. (Note 5)
                  (b)   Proposed form of Agreement between Pruco Securities
                        Corporation and independent brokers with respect to the
                        Sale of the Contracts. (Note 4)
                  (c)   Schedules of Sales Commissions. (Note 5)
            (4)   Not Applicable.
            (5)   Variable Appreciable Life Insurance Contracts: (Note 5)
                  (a)   With fixed death benefit for use in New Jersey and
                        domicile approval states.
                  (b)   With variable death benefit for use in New Jersey and
                        domicile approval states.
                  (c)   With fixed death benefit for use in non-domicile
                        approval states.
                  (d)   With variable death benefit for use in non-domicile
                        approval states.
            (6)   (a)   Charter of The Prudential Insurance Company of America,
                        as amended November 14, 1995. (Note 7)
                  (b)   By-laws of The Prudential Insurance Company of America,
                        as amended May 12, 1998. (Note 8)
            (7)   Not Applicable.
            (8)   Not Applicable.
            (9)   Not Applicable.

            (10)  (a)   Application Form. (Note 11)
                  (b)   Supplement to the Application for Variable Appreciable
                        Life Insurance Contract. (Note 5)

            (11)  Form of Notice of Withdrawal Right. (Note 5)
            (12) Memorandum describing Prudential's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii) and method of computing adjustments in payments and cash surrender values upon conversion to fixed-benefit policies pursuant to Rule 6e-3(T)(b)(13)(v)(B). (Note 5)

            (13)  Available Contract Riders and Endorsements:
                  (a)   Rider for Insured's Waiver of Premium Benefit. (Note 5)
                  (b)   Rider for Applicant's Waiver of Premium Benefit. (Note
                        5)
                  (c)   Rider for Insured's Accidental Death Benefit. (Note 5)
                  (d) Rider for Level Term Insurance Benefit on Life of Insured. (Note 5)
                  (e) Rider for Decreasing Term Insurance Benefit on Life of Insured. (Note 6)
                  (f)   Rider for Interim Term Insurance Benefit. (Note 5)
                  (g) Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 5)
                  (h) Rider for Decreasing Term Insurance Benefit on Life of Insured Spouse. (Note 6)
                  (i) Rider for Level Term Insurance Benefit on Dependent Children. (Note 5)
                  (j) Rider for Level Term Insurance Benefit on Dependent Children"from Term Conversions. (Note 5)
                  (k) Rider for Level Term Insurance Benefit on Dependent Children"from Term Conversions or Attained Age Change. (Note 5)
                  (l)   Endorsement defining Insured Spouse. (Note 5)
                  (m) Rider covering lack of Evidence of Insurability on a Child. (Note 5)
                  (n)   Rider modifying Waiver of Premium Benefit. (Note 5)
                  (o)   Rider to terminate a Supplementary Benefit. (Note 5)
                  (p) Rider providing for election of Variable Reduced Paid-up Insurance. (Note 5)
                  (q)   Rider to provide for exclusion of Aviation Risk. (Note
                        5)
                  (r) Rider to provide for exclusion of Military Aviation Risk. (Note 5)
                  (s)   Rider to provide for exclusion for War Risk. (Note 5)
                  (t)   Rider to provide for Reduced Paid-up Insurance. (Note 5)
                  (u)   Rider providing for Option to Exchange Policy. (Note 5)
                  (v) Endorsement defining Ownership and Control of the Contract. (Note 5)
                  (w) Rider providing for Modification of Incontestability and Suicide Provisions. (Note 5)
                  (x) Endorsement issued in connection with Non-Smoker Qualified Contracts. (Note 5)
                  (y) Endorsement issued in connection with Smoker Qualified Contracts. (Note 5)
                  (z)   Home Office Endorsement. (Note 5)
                  (aa) Endorsement showing Basis of Computation for Non-Smoker Contracts. (Note 5)
                  (bb) Endorsement showing Basis of Computation for Smoker Contracts. (Note 5)
                  (cc) Rider for Term Insurance Benefit on Life of Insured"Decreasing Amount After Three Years. (Note 5)
                  (dd) Rider for Renewable Term Insurance Benefit on Life of Insured. (Note 5)
                  (ee) Rider for Level Term Insurance Benefit on Life of Insured Spouse. (Note 5)
                  (ff)  Living Needs Benefit Rider
                        (i)   for use in Florida. (Note 5)
                        (ii) for use in all approved jurisdictions except Florida and New York. (Note 5)
                        (iii) for use in New York. (Note 5)
                  (gg) Rider for Renewable Term Insurance Benefit on Life of Insured Spouse. (Note 5)
                  (hh) Rider for Level Term Insurance Benefit on Life of Insured"Premium Increases Annually. (Note 5)
                  (ii)  Rider for Term Insurance Benefit on Life of
                        Insured"Decreasing Amount. (Note 5)
                  (jj)  Rider for a Level Premium Option. (Note 5)
                  (kk)  Payment of Unscheduled Premium Benefit (Note 5)
                  (ll) Rider for Scheduled Term Insurance Benefit on Life of Insured. (Note 5)
                  (mm)  Endorsement altering the Assignment provision. (Note 2)
                  (nn) Rider for Non-Convertible Term Insurance Benefit on Life of Insured Spouse. (Note 6)
                  (oo) Rider for Convertible Term Insurance Benefit on Life of Insured Spouse. (Note 6)
                  (pp) Rider for Level Term Insurance Benefit on Life of Insured"Premium Increases Annually (Note 6)
                  (qq) Rider for Non-Convertible Term Insurance Benefit on Life of Insured. (Note 6)
                  (rr) Rider for Convertible Term Insurance Benefit on Life of Insured. (Note 6)

                  (ss) Endorsement for altering List of Investment Options. (Note 1)


2.    See Exhibit 1.A.(5).

3. Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 1)

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4.    None.

5.    Not Applicable.

6. Opinion and Consent of Pamela A. Schiz, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)

7.    Powers of Attorney.
      (a) F. Agnew, F. Becker, J.Cullen,

C. Davis, R.Enrico, A. Gilmour,
W. Gray, III, J. Hanson, G. Hiner, C. Horner,
G. Kelley, B. Malkiel, A. Ryan, I. Schmertz,
C. Sitter, D. Staheli, R. Thomson, J. Unruh,
P. Vagelos, S. Van Ness, P. Volcker, J. Williams (Note 3)

(b) G. Casellas (Note 8)
(c) R. Carbone (Note 9)
(d) A. Piszel (Note 10)

(Note 1) Filed herewith.

(Note 2) Incorporated by reference to Post-Effective Amendment No. 14 to this
         Registration Statement, filed February 15, 1995.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 10 to Form
         S-1, Registration No. 33-20083, filed April 9, 1998 on behalf of The Prudential Variable Contract Real Property Account.

(Note 4) Incorporated by reference to Post-Effective Amendment No. 15 to this
         Registration Statement filed May 1, 1995.

(Note 5) Incorporated by reference to Post-Effective Amendment No. 19 to this
         Registration Statement, filed April 28, 1997.

(Note 6) Incorporated by reference to Post-Effective Amendment No. 18 to this
         Registration Statement, filed December 26, 1996.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 9 to Form
         S-1, Registration No. 33-20083, filed April 9, 1997 on behalf of The Prudential Variable Contract Real Property Account.

(Note 8) Incorporated by reference to Form S-6, Registration No. 333-64957, filed September 30, 1998 on behalf of The Prudential Variable Appreciable Account.

(Note 9) Incorporated by reference to Post-Effective Amendment No. 3 to Form
         N-4, Registration No. 333-23271, filed October 16, 1998 on behalf of The Prudential Discovery Select Group Variable Contract Account.

(Note 10) Incorporated by reference to Post-Effective Amendment No. 4 to Form
          N-4, Registration No. 333-23271, filed February 23, 1999 on behalf of The Prudential Discovery Select Group Variable Contract Account.


(Note 11) Incorporated by reference to Post-Effective Amendment No. 21 to this
          Registration Statement, filed April 19, 1999.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Prudential Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus, and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 25th day of April, 2000.


(Seal)              THE PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT
                                  (Registrant)

                 By: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                   (Depositor)

Attest: /s/ Thomas C. Castano                   By: /s/ Esther H. Milnes
        -----------------------------              --------------------
        Thomas C. Castano                           Esther H. Milnes
        Assistant Secretary                         Vice President and Actuary


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 22 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 25th day of April, 2000.


                          SIGNATURE AND TITLE

/s/*
-------------------------------------------
Arthur F. Ryan
Chairman of the Board, President, and Chief
Executive Officer


/s/*
-------------------------------------------
Anthony S. Piszel
Vice President and Controller


/s/*
-------------------------------------------
Richard J. Carbone
Senior Vice President and Chief Financial Officer


/s/*                                          *By: /s/ Thomas C. Castano
-------------------------------------------       ---------------------
Franklin E. Agnew                                  Thomas C. Castano
Director                                           (Attorney-in-Fact)


/s/*
-------------------------------------------
Frederic K. Becker
Director


/s/*
-------------------------------------------
Gilbert F. Casellas
Director


/s/*
-------------------------------------------
James G. Cullen
Director


/s/*
-------------------------------------------
Carolyne K. Davis
Director


/s/*
-------------------------------------------
Roger A. Enrico
Director

/s/*
-------------------------------------------
Allan D. Gilmour
Director


/s/*
-------------------------------------------
William H. Gray, III
Director


/s/*
-------------------------------------------
Jon F. Hanson
Director


/s/*
-------------------------------------------
Glen H. Hiner, Jr.
Director


/s/*
-------------------------------------------
Constance J. Horner
Director


/s/*
-------------------------------------------
Gaynor N. Kelley
Director


/s/*
-------------------------------------------
Burton G. Malkiel
Director


/s/*                                             *By:/s/ Thomas C. Castano
-------------------------------------------         ---------------------
Ida F.S. Schmertz                                    Thomas C. Castano
Director                                             (Attorney-in-Fact)


/s/*
-------------------------------------------
Charles R. Sitter
Director


/s/*
-------------------------------------------
Donald L. Staheli
Director


/s/*
-------------------------------------------
Richard M. Thomson
Director


/s/*
-------------------------------------------
James A. Unruh
Director


/s/*
-------------------------------------------
P. Roy Vagelos, M.D.
Director


/s/*
-------------------------------------------
Stanley C. Van Ness
Director


/s/*
-------------------------------------------
Paul A. Volcker
Director


/s/*
-------------------------------------------
Joseph H. Williams
Director

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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment No. 22 to the registration statement on Form S-6 (the "Registration Statement") of our report dated March 17, 2000, relating to the financial statements of the Variable Appreciable Life Subaccounts of the Prudential Variable Appreciable Account, which appears in such Prospectus.

We also consent to the use in the Prospectus constituting part of this Registration Statement of our report dated March 21, 2000, relating to the consolidated financial statements of The Prudential Insurance Company of America and its subsidiaries, which appears in such Prospectus.

We also consent to the reference to us under the heading "Experts" in the Prospectus.

PricewaterhouseCoopers LLP

New York, New York
April 21, 2000

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                                 EXHIBIT INDEX

                  Consent of PricewaterhouseCoopers LLP, independent
                  accountants.                                        Page II-7

1.A.(13)(ss)      Endorsement for altering List of Investment
                  Options.                                            Page II-9

           3.     Opinion and Consent of Clifford E. Kirsch, Esq. as to the
                  legality of the securities being registered.       Page II-10

           6. Opinion and Consent of Pamela A. Schiz, FSA, MAAA, as to actuarial matters pertaining to the securities
                  being registered.                                  Page II-11